                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM TAX-EXEMPT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO OF AIM TAX-EXEMPT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:



                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739




                                   ----------




         THIS STATEMENT OF ADDITIONAL INFORMATION, DATED AUGUST 1, 2001,
                     RELATES TO THE FOLLOWING PROSPECTUSES:

           FUND                                                  DATED
           ----                                                  -----

    AIM HIGH INCOME MUNICIPAL FUND                            AUGUST 1, 2001
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT                       AUGUST 1, 2001
       AIM TAX-EXEMPT CASH FUND                               AUGUST 1, 2001
    AIM TAX-FREE INTERMEDIATE FUND                            AUGUST 1, 2001

                              AIM TAX-EXEMPT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 2001

                                TABLE OF CONTENTS


                                                                         PAGE

GENERAL INFORMATION ABOUT THE TRUST.......................................1
         Fund History.....................................................1
         Shares of Beneficial Interest....................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..................3
         Classification...................................................3
         Investment Strategies and Risks..................................3
                  Debt Investments........................................7
                  Other Investments......................................13
                  Investment Techniques..................................16
                  Derivatives............................................18
         Fund Policies...................................................24
         Temporary Defensive Positions...................................27

MANAGEMENT OF THE TRUST..................................................27
         Board of Trustees...............................................27
         Management Information..........................................27
         Compensation....................................................28

NUMBER OF YEARS..........................................................30
         Codes of Ethics.................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................30

INVESTMENT ADVISORY AND OTHER SERVICES...................................31
         Investment Advisor..............................................31
         Service Agreements..............................................32
         Other Service Providers.........................................32

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................33
         Brokerage Transactions..........................................33
         Commissions.....................................................33
         Brokerage Selection.............................................34
         Directed Brokerage..............................................35
         Regular Brokers or Dealers......................................35
         Allocation of Portfolio Transactions............................35

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................36
         Purchase and Redemption of Shares...............................36
         Offering Price..................................................49
         Redemption In Kind..............................................51
         Backup Withholding..............................................51

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................52
         Dividends and Distributions.....................................52
         Tax Matters.....................................................52

DISTRIBUTION OF SECURITIES...............................................58
         Distribution Plans..............................................58
         Distributor.....................................................60

                                       i


CALCULATION OF PERFORMANCE DATA.....................................................61

RATINGS OF DEBT SECURITIES.........................................................A-1

TRUSTEES AND OFFICERS..............................................................B-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................C-1

MANAGEMENT FEES....................................................................D-1

ADMINISTRATIVE SERVICES FEES.......................................................E-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS............F-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS......................G-1

TOTAL SALES CHARGES................................................................H-1

PERFORMANCE DATA...................................................................I-1

FINANCIAL STATEMENTS................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Tax-Exempt Funds (the "Trust") is a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund (each a "Fund" and collectively, the "Funds"). Under the Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally incorporated on May 3, 1993 as AIM Tax-Exempt Funds, Inc. ("ATEF"), a Maryland corporation. The Trust reorganized as a Delaware business trust on June 1, 2000. Each Fund acquired all the assets and assumed all of the liabilities of the series portfolios with corresponding names of AIM Tax-Exempt Funds, Inc.. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof).

         On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and AIM Funds Group ("AFG"), a Massachusetts business trust, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut (the "AFG Funds"), respectively. Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and Tax-Free Investments Co., a Maryland corporation ("TFIC"), ATEF's AIM Tax-Free Intermediate Fund (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Funds, the "TFIC Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the TFIC Predecessor Funds.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM High Income Municipal Fund, offers only Class A shares. AIM High Income Municipal Fund offers three separate classes of shares:
Class A shares, Class B shares and Class C shares. Each such class represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Class A shares, Class B shares and Class C shares of the AIM High Income Municipal Fund have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class B shareholders as well as Class A shareholders of the Fund must approve any material increase in fees payable with respect to the Class A shares of the Fund under the distribution plan adopted by the Board of Trustees for the Class A shares pursuant to Rule 12b-1 under the 1940 Act.).

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of the Fund must approve any material increase in fees payable with respect to the Fund under the distribution plan for Class A shares. As an alternative, the Trust may establish a new class of shares into which the Class B shares will convert. This class must be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights for any class of any Fund except that the Class B shares of AIM High Income Municipal Fund automatically convert to Class A shares. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds other than AIM Tax-Exempt Bond Fund of Connecticut is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM TAX-EXEMPT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


          FUND
----------------------
SECURITY/ INVESTMENT         AIM HIGH INCOME       AIM TAX-EXEMPT BOND     AIM TAX-EXEMPT         AIM TAX-FREE
     TECHNIQUE                MUNICIPAL FUND       FUND OF CONNECTICUT       CASH FUND         INTERMEDIATE FUND
----------------------       ---------------       -------------------     --------------      ------------------

                                                 EQUITY INVESTMENTS
Common Stock

Preferred Stock

Convertible
Securities

Alternative Equity
Securities

                                                FOREIGN INVESTMENTS
Foreign Securities

Foreign Exchange
Transactions


                                                  DEBT INVESTMENTS
U.S. Government
Obligations                         X                       X                   X                        X

Mortgage-Backed and
Asset-Backed
Securities                          X                       X                   X                        X

Other Debt
Obligations                         X                       X                   X                        X

Junk Bonds                          X                       X

Municipal Securities                X                       X                   X                        X


                                                 OTHER INVESTMENTS
REITs

Other Investment
Companies                           X                       X                   X                        X

Delayed Delivery
Transactions                        X                       X                   X                        X

When-Issued
Securities                          X                       X                   X                        X

Defaulted Securities                X

                              AIM TAX-EXEMPT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
----------------------
SECURITY/ INVESTMENT         AIM HIGH INCOME       AIM TAX-EXEMPT BOND     AIM TAX-EXEMPT         AIM TAX-FREE
     TECHNIQUE               MUNICIPAL FUND        FUND OF CONNECTICUT       CASH FUND         INTERMEDIATE FUND
----------------------       ---------------       -------------------     --------------      ------------------
Municipal Forward                   X
Contracts

Variable or Floating                X                       X                   X                        X
Rate Instruments

Indexed Securities                  X

Zero-Coupon and                     X
Pay-in-Kind
Securities

Synthetic Municipal                 X
Instruments

                                               INVESTMENT TECHNIQUES

Short Sales                         X                       X                                            X

Margin Transactions

Interfund Loans                     X                       X                   X                        X

Lending Portfolio                   X                       X                   X                        X
Securities

Repurchase Agreements               X                       X                   X                        X

Reverse Repurchase                  X                       X                   X                        X
Agreements

Dollar Rolls

Illiquid Securities                 X                       X                   X                        X

Rule 144A Securities                X                       X                   X                        X

Unseasoned Issuers                  X                       X                   X                        X

Standby Commitments                 X

                                                   DERIVATIVES
Equity-Linked
Derivatives

Put Options                         X

Call Options                        X                       X                                            X

Straddles                           X


         FUND
----------------------
SECURITY/ INVESTMENT         AIM HIGH INCOME       AIM TAX-EXEMPT BOND     AIM TAX-EXEMPT         AIM TAX-FREE
     TECHNIQUE               MUNICIPAL FUND        FUND OF CONNECTICUT       CASH FUND         INTERMEDIATE FUND
----------------------       ---------------       -------------------     --------------      ------------------
Warrants                            X                       X                                            X

Futures Contracts and               X                       X                   X                        X
Options on Futures
Contracts

Forward Contracts

Cover                               X                       X                   X                        X

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs in the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities include unrated securities deemed by the Fund's investment adviser to be of comparable quality to such rated securities. A rated security includes a guarantee that has received a short-term rating from a NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a NRSRO with respect to a class of debt obligations (or any debt obligation within that class). To be an Eligible Security, if a security is subject to a guarantee, the guarantee generally must have received a rating from a NRSRO or be issued by a guarantor that has received a rating with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority or security to the guarantee. Asset backed securities, other than those substantially all of whose qualifying assets consist of obligations of one or more municipal issuers, must have received a rating from a NRSRO to be Eligible Securities. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund acquires the security, that NRSRO.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         OTHER DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         Each Fund may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks with assets of at least $1.5 billion or more as of the date of their most recently published financial statements. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."


         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         In pursuit of their investment objectives, AIM Tax-Exempt Bond Fund of Connecticut will maintain less than 35% of its net assets in junk bonds, and AIM High Income Municipal Fund will usually maintain, under normal market conditions, at least 80% of its net assets in a diversified portfolio of Municipal Securities which are junk bonds, and the interest of which is exempt from federal income taxes (including the alternative minimum tax).

         The AIM Tax-Exempt Bond Fund of Connecticut and the AIM High Income Municipal Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Also included in "municipal securities" are municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. AIM High Income Municipal Fund and AIM Tax-Exempt Bond Fund of Connecticut may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Funds in municipal lease obligations shall be deemed illiquid and shall be valued according to each Fund's Procedures for Valuing Securities current at the time of such valuation.

         Municipal Securities also include the following securities:

                  o Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

                  o Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

                  o Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

                  o Tax-Exempt Commercial Paper (Municipal Paper) is identical to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Since AIM Tax-Exempt Bond Fund of Connecticut invests primarily in obligations of the State of Connecticut, the marketability and market value of these obligations may be affected by the regional economy, certain Connecticut constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various Connecticut issuers' abilities to meet their financial obligations.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Maturities. AIM Tax-Exempt Cash Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

         AIM Tax-Free Intermediate Fund may invest only in Municipal Securities which have maturities of ten and one-half years or less, and will maintain a dollar weighted average maturity of more than three years and not more than seven and one-half years. For purposes of this limitation, the maturity of an instrument will be considered to be the earlier of:

         (a)      the stated maturity of the instrument; or

         (b) the date, if any, on which the issuer has agreed to redeem or purchase the instrument; or

         (c) in the case of a variable rate instrument, the next date on which the coupon rate is to be adjusted.

         AIM High Income Municipal Fund may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

         AIM Tax-Free Intermediate Fund. The Fund may purchase Municipal Securities which meet any of the following quality criteria:

         (a) They are rated within the three highest ratings for municipal obligations by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or have received a comparable rating from another NRSRO; or

         (b) They are rated within the two highest ratings for short-term municipal obligations by Moody's (MIG 1/VMIG 1/P-1 or MIG 2/VMIG 2/P-2), or S&P (SP-1/A-1 or SP-2/A-2), or have received a comparable rating from another NRSRO; or

         (c) They are guaranteed as to payment of principal and interest by the U. S. Government; or

         (d) They are fully collateralized by an escrow of U.S. Government or other high quality securities; or

         (e) They are not rated, if other Municipal Securities of the same issuer are rated A or better by Moody's or S&P, or have received a comparable rating from another NRSRO; or

         (f) They are not rated, but are determined by AIM to be of comparable quality to the rated obligations in which the Fund may invest.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         AIM Tax-Exempt Bond Fund of Connecticut. At least 80% of the municipal bonds purchased by the Fund will be rated within the four highest rating categories, or will be obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories, of any NRSRO. A description of municipal bond ratings is contained herein under the caption "Appendix A - Ratings of Debt Securities."

         The Fund will maintain less than 35% of its net assets in bonds and other Municipal Securities that are junk bonds. During the last fiscal year, the Fund did not invest in any such securities, and the Fund expects to invest less than 5% of its net assets in such securities during the current fiscal year. See "Appendix A - Ratings of Debt Securities" for information regarding bond rating categories. Up to 20% of the Fund's net assets may be invested in unrated municipal bonds and other Municipal Securities if in the judgment of AIM, after considering available information as to the creditworthiness of the issuer and its ability to meet its future debt obligations, such investments are similar in quality to those bonds and other Municipal Securities rated within the four highest NRSRO rating categories mentioned above. For purposes of the foregoing percentage limitations, municipal bonds (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

         Securities held by the Fund that are rated below Baa/BBB by Moody's or S&P, respectively, may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for high yield bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of high yield bonds and an increase in issuers' defaults on such bonds.

         AIM Tax-Exempt Cash Fund. The Fund will limit its investments to those securities which at the time of purchase are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as amended from time to time, and which the Trust's Board of Trustees has determined present minimal credit risk. Generally, "Eligible Securities" are securities that are rated in one of the two highest rating categories by two NRSROs, or if rated by only one NRSRO, are rated in one of the two highest rating categories by that NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets such quality standards. Eligible securities also include securities issued by a registered investment company that is a money market fund and U.S. government securities. Since AIM Tax-Exempt Cash Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

         Insurance. AIM High Income Municipal Fund may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

         Other Considerations. The ability of each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund to achieve their respective investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Funds to meet their obligations for the payment of interest and principal when due. The securities in which such Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         AIM Tax-Free Intermediate Fund will invest its assets so that 80% of the Fund's assets will be invested in securities that generate interest that is exempt from Federal income taxes. The Fund will seek to avoid the purchase of "private activity bonds" the interest on which could give rise to an alternative minimum tax liability for individuals and other noncorporate shareholders.

         There is a risk that some or all of the interest received by a Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service.

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

Other Investments


         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell municipal securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase municipal securities on a delayed delivery to the extent it can anticipate having available cash on settlement date.

         Investment in municipal securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery municipal securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery municipal securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing municipal securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         DEFAULTED SECURITIES. AIM High Income Municipal Fund may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities, AIM High Income Municipal Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM High Income Municipal Fund's operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. Any investments by AIM High Income Municipal Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. AIM will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Trustees. AIM High Income Municipal Fund will not invest more than 5% of the value of its total assets in municipal forward contracts.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         AIM High Income Municipal Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         INDEXED SECURITIES. AIM High Income Municipal Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM High Income Municipal Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM High Income Municipal Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

         SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM Tax-Exempt Cash Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

         All synthetic municipal instruments must meet the minimum quality standards for AIM Tax-Exempt Cash Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

         The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to AIM Tax-Exempt Cash Fund on certain synthetic municipal instruments would be deemed to be taxable. AIM Tax-Exempt Cash Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds may pledge no more than 10% of their total assets as collateral for short sales at any time. AIM Tax-Exempt Cash Fund will not make short sales of securities or maintain short positions.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         INTERFUND LOANS. An application for exemptive relief has been filed with the SEC which would allow a Fund to lend up to 33 1/3% of its total assets to another fund covered by such exemptive relief. The SEC may require terms and conditions designed to minimize the risk of loss to any such Fund. The exemptive application will permit each Fund to borrow from another AIM fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements which involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the

Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each of AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund may invest up to 15% of its net assets in securities that are illiquid. AIM Tax-Exempt Cash Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 15% (10% for AIM Tax-Exempt Cash Fund) of their respective net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund does not invest more than 15% (10% for AIM Tax-Exempt Cash Fund) of its net assets in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.


         STANDBY COMMITMENTS. AIM High Income Municipal Fund may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, AIM reviews the creditworthiness of the banks and other municipal securities dealers from which AIM High Income Municipal Fund obtains standby commitments in order to evaluate those risks.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


         PUT AND CALL OPTIONS. Call Options - AIM High Income Municipal Fund, AIM Tax Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund only. Put Options - AIM High Income Municipal Fund only. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         AIM Tax-Exempt Bond Fund of Connecticut will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         STRADDLES: AIM High Income Municipal Fund Only. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


         WARRANTS. All Funds. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. All Funds. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded domestically on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").


         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts and options on Futures Contracts traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         AIM Tax-Exempt Cash Fund will not invest in puts, call, straddles, spreads or any combination thereof.

         COVER. Transactions using futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Diversification Requirements - AIM Tax-Exempt Cash Fund

         As a money market fund, AIM Tax-Exempt Cash Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such securities.

         The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that AIM Tax-Exempt Bond Fund of Connecticut is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. (This restriction is not applicable to AIM Tax-Exempt Bond Fund of Connecticut.)

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Tax-Exempt Cash Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Tax-Exempt Bond Fund of Connecticut is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Tax-Exempt Cash Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC. (This restriction is not applicable to AIM Tax-Exempt Bond Fund of Connecticut.)

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33"% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or other investment companies or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33"% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         For purposes of the fundamental restriction regarding issuer diversification for AIM Tax-Free Intermediate Fund, AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, each Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

         CONCENTRATION OF INVESTMENTS. As non-fundamental policies, each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund will each not: invest 25% or more of its assets in (1) securities whose issuers are located in the same state; (2) securities the interest upon which is paid from revenues of similar type projects; and (3) industrial development bonds.

         AIM Tax-Exempt Bond Fund of Connecticut: (1) will invest 25% or more of its assets in securities whose issuers are located in the State of Connecticut;
(2) may invest 25% or more of its assets in securities the interest upon which is paid from revenues of similar type projects; and (3) will not invest 25% or more of its assets in industrial development bonds.

         The policy described in (2) above for each of AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund and does not apply if the securities are subject to a guarantee. For securities subject to a guarantee, these Funds do not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

         AIM High Income Municipal Fund may invest 25% or more of the value of its total assets in municipal securities issued by entities having similar characteristics, such as (a) securities the issuers of which are located in the same geographic area or where issuers' interest obligations are paid from revenues of similar projects, or (b) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest

25% or more of the value of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. Sizeable investments in such securities could involve an increased risk to AIM High Income Municipal Fund if any of such issuers or any such related projects or facilities experience financial difficulties. The Fund may, but does not currently intend to, invest 25% or more of the value of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Bruce L. Crockett, Owen Daly II, Albert R. Dowden (acting Chairman), Edward K. Dunn, Jr. (on leave of absence), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar and Dr. Prema Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Committee on Directors/Trustees are Messrs. Crockett (Chairman), Daly Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis. The Committee on Directors/Trustees is responsible for:
(i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2000:


                                                RETIREMENT
                                 AGGREGATE       BENEFITS         TOTAL
                               COMPENSATION      ACCRUED       COMPENSATION
                                FROM THE          BY ALL       FROM ALL AIM
     TRUSTEE                     TRUST(1)      AIM FUNDS(2)      FUNDS(3)
     -------                   ------------    ------------    ------------
Bruce L. Crockett               $  3,900        $ 60,951        $111,500

Owen Daly II                       3,900          97,195         111,500

Albert R. Dowden(4)                1,562             -0-          13,435

Edward K. Dunn, Jr.(5)             3,900          22,138         111,500

Jack M. Fields                     3,804          23,019         108,500

Carl Frischling(6)                 3,900         107,507         111,500

Prema Mathai-Davis                 3,900          22,606         111,500

Lewis F. Pennock                   3,900          67,995         111,500

Louis S. Sklar                     3,772          87,538         111,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2001, including earnings thereon, was $36,746.

(2) During the fiscal year ended March 31, 2001, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $1,738.

(3) Each trustee serves as a director or trustee of at least 12 registered investment companies advised by AIM.

(4)    Mr. Dowden was elected to serve as a trustee on December 12, 2000.

(5) The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support their view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers.

(6) During the fiscal year ended March 31, 2001, the Trust paid $18,696 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered as counsel to the disinterested trustees of the Trust. Mr. Frischling, a trustee of the Trust, is a partner in such firm. It is expected that the same firm will become counsel to the independent trustees of certain other of the AIM Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support their view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of certain of the AIM Funds, which firm's fees are paid by such AIM Funds.

Retirement Plan For Trustees


         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee, and based on the number of such trustee's years of service (not to exceed 10 years). A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         Table #1 below shows estimated credited years of service under the Plan for each participating trustee as of December 31, 2000.



                                    TABLE #1


                                            ESTIMATED CREDITED
     TRUSTEE                                 YEARS OF SERVICE
     -------                                 ----------------
 Bruce L. Crockett                                 13
   Owen Daly II                                    13
 Albert R. Dowden                                   0
Edward K. Dunn, Jr                                  2
  Jack M. Fields                                    3
  Carl Frischling                                  23
Prema Mathai-Davis                                  2
 Lewis F. Pennock                                  19
  Louis S. Sklar                                   11

         Table #2 below shows the estimated annual benefits payable upon retirement for specified years of service.

                                    TABLE #2


NUMBER OF YEARS
OF SERVICE WITH          ESTIMATED ANNUAL
    THE AIM               BENEFITS UPON
     FUNDS                  RETIREMENT
---------------          ----------------
      10                     $75,000
       9                     $67,500
       8                     $60,000
       7                     $52,500
       6                     $45,000
       5                     $37,500

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly-owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:



          FUND NAME                                NET ASSETS              ANNUAL RATE
          ---------                                ----------              -----------
AIM Tax-Exempt Cash Fund                     All Assets                       0.35%


AIM Tax-Exempt Bond Fund of Connecticut      All Assets                       0.50%

AIM Tax-Free Intermediate Fund               First $500 million               0.30%
                                             Next $500 million                0.25%
                                             Amount over $1 billion           0.20%


AIM High Income Municipal Fund               First $500 million               0.60%
                                             Over $500 million up to and      0.55%
                                             including $1 billion             0.50%
                                             Over $1 billion up to and        0.45%
                                             including $1.5 billion
                                             Over $1.5 billion

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

         AIM contractually agreed to limit net expenses until June 30, 2000 of Class A, B and C shares of AIM High Income Municipal Fund to the annual amount of 0.60%, 1.35% and 1.35%, respectively, of average daily net assets of the Fund. Effective July 1, 2000, AIM agreed to limit total annual fund operating expenses excluding interest, taxes, dividend expense on short sales, extraordinary items and increases for indirect credits, if any, of Class A, Class B and Class C to 0.55%, 1.30% and 1.30%, respectively.


         The management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund for the last three fiscal years ended March 31 are found in Appendix D.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended March 31 are found in Appendix E.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly-owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Amended and Restated Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Funds. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down or on an agency basis, which involves the payment of negotiated brokerage commissions.

         During the last three fiscal years ended March 31, 2001, the Funds did not pay brokerage commissions.

COMMISSIONS

         During the last three fiscal years ended March 31, 2001, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Trust's Board of Trustees and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE

         During the last fiscal year ended March 31, 2001, the Funds did not pay brokerage commissions.

REGULAR BROKERS OR DEALERS

         During the last fiscal year ended March 31, 2001, no Funds purchased securities of their regular brokers or dealers.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A Shares of AIM Tax-Exempt Cash Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Advisor Flex Fund                             AIM Japan Growth Fund
AIM Aggressive Growth Fund                        AIM Large Cap Basic Value Fund
AIM Asian Growth Fund                             AIM Large Cap Growth Fund
AIM Basic Value Fund                              AIM Large Cap Opportunities Fund
AIM Blue Chip Fund                                AIM Mid Cap Equity Fund
AIM Capital Development Fund                      AIM Mid Cap Growth Fund
AIM Charter Fund                                  AIM Mid Cap Opportunities Fund
AIM Constellation Fund                            AIM New Technology Fund
AIM Dent Demographic Trends Fund                  AIM Select Equity Fund
AIM Emerging Growth Fund                          AIM Small Cap Equity Fund
AIM European Development Fund                     AIM Small Cap Growth Fund
AIM European Small Company Fund                   AIM Small Cap Opportunities Fund
AIM Euroland Growth Fund                          AIM Value Fund
AIM Global Utilities Fund                         AIM Value II Fund
AIM International Emerging Growth Fund            AIM Weingarten Fund
AIM International Equity Fund                     AIM Worldwide Spectrum Fund
AIM International Value Fund


                                                                       Dealer
                                            Investor's Sales Charge  Concession
                                            -----------------------  ----------
                                               As a        As a        As a
                                            Percentage   Percentage  Percentage
                                          of the Public  of the Net  of Public
       Amount of Investment in              Offering      Amount      Offering
        Single Transaction(1)                Price       Invested       Price
       -----------------------            -------------  ----------  ----------
              Less than $   25,000           5.50%          5.82%       4.75%
$  25,000 but less than $   50,000           5.25           5.54        4.50
$  50,000 but less than $  100,000           4.75           4.99        4.00
$100,000 but less than  $  250,000           3.75           3.90        3.00
$250,000 but less than  $  500,000           3.00           3.09        2.50
$500,000 but less than  $1,000,000           2.00           2.04        1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II FUNDS

AIM Balanced Fund                                 AIM Global Trends Fund
AIM Developing Markets Fund                       AIM High Income Municipal Fund
AIM Global Aggressive Growth Fund                 AIM High Yield Fund
AIM Global Consumer Products                      AIM High Yield Fund II
   and Services Fund                              AIM Income Fund
AIM Global Financial Services Fund                AIM Intermediate Government Fund
AIM Global Growth Fund                            AIM Latin American Growth Fund
AIM Global Health Care Fund                       AIM Municipal Bond Fund
AIM Global Income Fund                            AIM Real Estate Fund
AIM Global Infrastructure Fund                    AIM Strategic Income Fund
AIM Global Resources Fund                         AIM Tax-Exempt Bond Fund of Connecticut
AIM Global Telecommunications and
   Technology Fund


                                                                                                  Dealer
                                                             Investor's Sales Charge            Concession
                                                           -------------------------            ----------
                                                                As a           As a                  As a
                                                             Percentage      Percentage          Percentage
                                                            of the Public   of the Net          of Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                 -------------------------                  -------------  ------------         ---------
                           Less than $   50,000                   4.75%        4.99%              4.00%
              $ 50,000 but less than $  100,000                   4.00         4.17               3.25
              $100,000 but less than $  250,000                   3.75         3.90               3.00
              $250,000 but less than $  500,000                   2.50         2.56               2.00
              $500,000 but less than $1,000,000                   2.00         2.04               1.60


         CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                              Dealer
                                              Investor's Sales Charge       Concession
                                              -----------------------       -----------
                                                   As a          As a          As a
                                               Percentage     Percentage    Percentage
                                              of the Public   of the Net    of  Public
    Amount of Investment in                     Offering        Amount       Offering
      Single Transaction                          Price        Invested       Price
      ------------------                      -------------   ----------    ----------
             Less than $  100,000                  1.00%         1.01%        0.75%
$100,000 but less than $  250,000                  0.75          0.76         0.50
$250,000 but less than $1,000,000                  0.50          0.50         0.40

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more ("Large Purchases") of Class A Shares of Category I, II or III Funds do not pay an initial sales charge. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a contingent deferred sales charge if the investor redeems those shares within 18 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

                            PERCENT OF SUCH PURCHASES


                      1% of the first $2 million
                      plus 0.80% of the next $1 million
                      plus 0.50% of the next $17 million
                      plus 0.25% of amounts in excess of $20
                      million

         For Large Purchases of Class A shares of Category III Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

         Up to 0.10% of purchases of AIM Limited Maturity Treasury Fund; and Up to 0.25% of purchases of AIM Tax-Free Intermediate Fund

         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES


                      1% of the first $2 million
                      plus  0.80% of the next $1 million
                      plus 0.50% of the next $17 million
                      plus 0.25% of amounts in excess of $20
                      million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children)

         o any trust established exclusively for the benefit of an individual

         o a pension, profit-sharing, or other benefit plan established exclusively for the benefit of an individual, such as:

                  a.   an IRA

                  b.   a Roth IRA

                  c.   a single-participant money-purchase/profit-sharing plan

                  d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below)

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS where the employer has notified the distributor in writing that all of its related employee accounts should be linked

         o        Simplified Employee Pension (SEP) Plans

         o Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

         o        Savings Incentive Match Plans for Employees IRA (SIMPLE IRA)

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o        fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

    Calculating the Initial Sales Charge

    o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look as the Sales Charge Table in the section on "Large Purchases of Class A Shares" above).

    o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

    o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

    o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

    Calculating the Number of Shares to be Purchased

    o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

    o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

    o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

    o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

    Fulfilling the Intended Investment

    o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

    o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

    o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

    Canceling the LOI

o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

    Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

    o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

    o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

    o    AIM Management and its affiliates, or their clients;

    o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

    o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

    o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

    o    Purchases through approved fee-based programs;

    o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

                  a. the initial investment in the plan(s) is at least $1 million;

                  b.   the sponsor signs a $1 million LOI;

                  c. the employer-sponsored plan has at least 100 eligible employees; or

                  d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

         Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

    o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

    o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

    o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

    o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

    o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

    o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

    o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

    o    Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

    o Participants in select brokerage programs for defined contribution plans and rollover IRAs, including rollover IRAs which accept annual IRA contributions, who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

    o    the reinvestment of dividends and distributions from a Fund;

    o    exchanges of shares of certain Funds;

    o    use of the reinstatement privilege; or

    o    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within eight years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within the first year after purchase. See the Prospectus for additional information regarding this contingent deferred sales charge (CDSC). AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A contingent deferred sales charge (CDSC) may be imposed upon the redemption of Large Purchases of Class A Shares of Category I and II Funds or upon the redemption of Class B shares and of Class C shares. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I or II Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM International Value Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him; and

         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and (ii) a 457 plan, even if more than one beneficiary or participant is involved.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary or financial intermediary's failure to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on March 31, 2001, AIM High Income Municipal Fund - Class A shares had a net asset value per share of $8.59. The offering price, assuming an initial sales charge of 4.75%, therefore was $9.02.

Calculation of Net Asset Value

         AIM Tax-Exempt Cash Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board of Trustees has established procedures designed to stabilize at $1.00, to the extent reasonably possible, the Fund's net asset value per share. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share.

         AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund each determine their net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, each Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. The Funds value all variable rate securities with an unconditional demand or put feature exerciseable within seven (7) days or less are valued at par, which reflects the market value of such securities.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940 Act. Rule 18f-1 obligates a Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001, and further provides for a phased reduction to 28% for years 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Dividends are declared immediately prior to the determination of the net asset value of each Fund. For each Fund, except AIM Tax-Exempt Cash Fund, dividends begin accruing on the first business day in which a purchase order for shares settles, and accrue through the day before a redemption order settles. Thus, if a purchase order settles on Friday, dividends will begin accruing on Friday. For AIM Tax-Exempt Cash Fund, dividends begin accruing one day after a purchase order settles and accrue through the day a redemption order settles. Thus, if a purchase order settles on Thursday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund).

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code").

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the

"Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the Internal Revenue Service ("IRS") has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the

Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reaquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds have not yet determined whether they will make this election with respect to any stock or securities in their respective portfolios.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute ordinary income earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 31% of distributions and/or redemption payments ("backup withholding") (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001). For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return after December 31, 1996, for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and all whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credits will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

         CONNECTICUT TAX CONSIDERATIONS. The Connecticut income tax ("CIT") is imposed on individuals residing in Connecticut and certain non-residents and partial-year residents with income derived from or connected with sources located within Connecticut. The CIT is imposed on the federal adjusted gross income of taxpayers (including married couples who file a joint federal income tax return) with certain adjustments. The applicable CIT law provides that distributions by a regulated investment company that qualify as exempt-interest dividends for federal income tax purposes are not added to federal adjusted gross income and thus are not subject to CIT to the extent such distributions are derived from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entry created under the laws thereof, and certain other U.S. Government obligations and obligations of certain U.S. Territories. Distributions of the net income of AIM Tax-Exempt Bond Fund of Connecticut from other sources, including distributions from Municipal Securities issued by other states or authorities and short-term capital gains that are treated as ordinary income dividends for federal income tax purposes are taxable as dividends for CIT purposes.

         In addition, the Connecticut corporation business tax ("CCBT") is imposed on any corporation or association carrying on, or having the right to carry on, business in Connecticut. Distributions from any source that are treated as exempt-interest dividends for federal income tax purposes are includable in gross income for purposes of the CCBT. Moreover, while the CCBT generally allows a 70% deduction for amounts includable in taxable income for CCBT purposes that are treated as "dividends" for federal income tax purposes, such as distributions of taxable net investment income and net short-term capital gains, the Connecticut Department of Revenue Services has ruled that the CCBT does not allow this deduction for exempt-interest dividends and capital gain distributions whose character as "dividends" has been altered for federal income tax purposes.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares of AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Exempt Cash Fund, and Class B shares and Class C shares of AIM High Income Municipal Fund (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares. The Fund pays 1.00% of the average daily net assets of Class B shares and of Class C shares.

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held. Due to AIM Distributors' waiver of fees payable by AIM Tax-Exempt Cash Fund under the Plan, fees payable under Shareholder Service Agreements currently are limited to 0.10% of the average daily net asset value of that Fund's shares purchased or acquired through exchange.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix F for a list of the amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year, or period, ended March 31, 2001 and Appendix G for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended March 31, 2001.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of AIM High Income Municipal Fund at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve AIM High Income Municipal Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of AIM High Income Municipal Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of AIM High Income Municipal Fund and its Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last three fiscal years ending March 31 are found in Appendix H.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                        n
                                 P(1+T)   =ERV

Where    P   =  a hypothetical initial payment of $1,000.
         T   =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
         n   =  number of years.
         ERV =  ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if applicable) ended March 31 are found in Appendix I.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge, if any, at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge, if any, on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                      n
                                 P(1+U)=ERV

Where  P    =  a hypothetical initial payment of $1,000.
       U    =  average annual total return assuming payment of only a stated
               portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
       n    =  number of years.
       ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where  P    =  a hypothetical initial payment of $1,000.
       V    =  cumulative total return assuming payment of all of, a stated
               portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
       ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if applicable) ended March 31 are found in Appendix I.

Yield Quotations

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).


         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.


         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


         The standard formula for calculating yield for all other Funds is as follows:

                       YIELD = 2[((a-b)/(c x d)+1)(6)-1]

Where   a =  dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
        b =  expenses accrued during period (net of reimbursements).
        c =  the average daily number of shares outstanding during the period.
        d =  the maximum offering price per share on the last day of the period

         The standard formula for calculating annualized yield for AIM Tax-Exempt Cash Fund is as follows:

                                    V  -  V
                                     1     0    365
                             Y = ------------ x ---
                                      V          7
                                       0

         Where   Y  =  annualized yield.
                 V  =  the value of a hypothetical pre-existing account in the
                  0    Fund having a balance of one share at the beginning of a
                       stated seven-day period.
                 V  =  the value of such an account at the end of the stated
                  1    period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:

                                          365/7
                              EY = (Y + 1)      - 1

         Where   EY =  effective annualized yield.
                 Y  =  annualized yield, as determined above.


The yield and corresponding tax-equivalent yield for each Fund are found in Appendix I. The annualized and effective annualized yield for the Class A shares of AIM Tax-Exempt Cash Fund are also found in Appendix I. In addition, the distribution rate for each Fund is found in Appendix I.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


   Advertising Age                Forbes                      Nation's Business
   Barron's                       Fortune                     New York Times
   Best's Review                  Hartford Courant            Pension World
   Broker World                   Inc.                        Pensions & Investments
   Business Week                  Institutional Investor      Personal Investor
   Changing Times                 Insurance Forum             Philadelphia Inquirer
   Christian Science Monitor      Insurance Week              USA Today
   Consumer Reports               Investor's Daily            U.S. News & World Report
   Economist                      Journal of the American     Wall Street Journal
   FACS of the Week               Society of CLU & ChFC       Washington Post
   Financial Planning             Kiplinger Letter            CNN
   Financial Product News         Money                       CNBC
   Financial Services Week        Mutual Fund Forecaster      PBS
   Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

   Bank Rate Monitor                        Stanger
   Donoghue's                               Weisenberger
   Mutual Fund Values (Morningstar)         Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following: Consumer Price Index, Lehman Municipal Bond Fund Index and Standard & Poor's 500 Stock Index.

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

   10 year Treasury Notes
   30 year Treasury Bonds
   90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; and/or
(iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P, Fitch IBCA, Inc. ("Fitch") and Duff & Phelps:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

         Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                              POSITION(s)
                                              HELD WITH         PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                         REGISTRANT        THE PAST 5 YEARS
---------------------                         ----------        ---------------------------------------
*ROBERT H. GRAHAM(54)                       Trustee, Chairman
                                            and President       Director, President and Chief Executive Officer, A I M
                                                                Management Group Inc.; Director and President, A I M
                                                                Advisors, Inc.; Director and Senior Vice President, A I M
                                                                Capital Management, Inc., A I M Distributors, Inc.,
                                                                A I M Fund Services, Inc. and Fund Management Company; and
                                                                Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                                                and a global investment management firm).

BRUCE L. CROCKETT(57)                       Trustee
906 Frome Lane                                                  Director, ACE Limited (insurance company). Formerly, Director,
McLean, VA   22102                                              President and Chief Executive Officer, COMSAT Corporation; and
                                                                Chairman, Board of Governors of INTELSAT (international
                                                                communications company).

OWEN DALY II(76)                            Trustee
Six Blythewood Road                                             Formerly, Director, Cortland Trust, Inc. (investment
Baltimore, MD   21210                                           company), CF & I Steel Corp., Monumental Life
                                                                Insurance Company and Monumental General Insurance
                                                                Company; and Chairman of the Board of Equitable
                                                                Bancorporation.

ALBERT R. DOWDEN(59)                                            Chairman of the Board of Directors, Cortland Trust,
1815 Central Park Drive                                         Inc. (investment company) and DHJ Media, Inc.; and
P.O. Box 774000 - PMB #222                  Trustee             Director, Magellan Insurance Company.  Formerly,
Steamboat Springs, CO 80477                                     Director, President and Chief Executive Officer,
                                                                Volvo Group North America, Inc.; Senior Vice President,
                                                                AB Volvo; and Director, The Hertz Corporation, Genmar
                                                                Corporation (boat manufacturer), National Media
                                                                Corporation and Annuity and Life Re (Holdings), Ltd.

----------

* A trustee who is an "interested person" of the Trust and AIM as that term is defined in the 1940 Act.



                                            POSITION(s)
                                            HELD WITH           PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                       REGISTRANT          THE PAST 5 YEARS
---------------------                       ----------          ---------------------------------------
**EDWARD K. DUNN, JR.(66)                   Trustee
2 Hopkins Plaza                                                 Formerly, Chairman of the Board of Directors,
8th Floor, Suite 805                                            Mercantile Mortgage Corp.; Vice Chairman of the
Baltimore, MD   21201                                           Board of Directors, President and Chief Operating
                                                                Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                President, Mercantile Bankshares Corp.

JACK M. FIELDS(49)                          Trustee
434 New Jersey Avenue, SE                                       Chief Executive Officer, Twenty First Century Group,
Washington, DC 20003                                            Inc. (governmental affairs company).  Formerly,
                                                                Member of the U.S. House of Representatives.

***CARL FRISCHLING(64)                      Trustee             Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                firm).
New York, NY   10022

PREMA MATHAI-DAVIS (50)
370 East 76th Street                        Trustee             Member, Visiting Committee, Harvard University
New York, NY   10021                                            Graduate School of Education, New School
                                                                University.  Formerly, Chief Executive Officer, YWCA
                                                                of the USA; Commissioner, New York City Department
                                                                of the Aging; and Commissioner, New York City
                                                                Metropolitan Transportation Authority.

LEWIS F. PENNOCK(58)                        Trustee             Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX   77057

LOUIS S. SKLAR(61)                          Trustee             Executive Vice President, Development and
The Williams Tower                                              Operations, Hines Interests Limited Partnership
50th Floor                                                      (real estate development).
2800 Post Oak Blvd.
Houston, TX   77056

----------

** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support their view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

*** A trustee who is an "interested person" of the Trust as that term is defined in the 1940 Act. The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of certain of the AIM Funds. It is expected that the same firm will become counsel to the independent trustees of certain other of the AIM Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support their view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of certain of the AIM Funds, which firm's fees are paid by such AIM Funds.



                                            POSITION(s)
                                            HELD WITH           PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                       REGISTRANT          THE PAST 5 YEARS
---------------------                       ----------          ---------------------------------------
GARY T. CRUM(53)
                                            Senior Vice         Director and President, A I M Capital Management,
                                            President           Inc.; Director and Executive Vice President, A I M
                                                                Management Group Inc.; Director and Senior Vice
                                                                President, A I M Advisors, Inc.; and Director, A I M
                                                                Distributors, Inc. and AMVESCAP PLC (parent of AIM
                                                                and a global investment management firm).

CAROL F. RELIHAN(46)
                                            Senior Vice         Director, Senior Vice President, General Counsel and
                                            President and       Secretary, A I M Advisors, Inc.; Senior Vice
                                            Secretary           President, General Counsel and Secretary, A I M
                                                                Management Group Inc.; Director, Vice President and
                                                                General Counsel, Fund Management Company; Vice
                                                                President and General Counsel, A I M Fund Services,
                                                                Inc.; and Vice President, A I M Capital Management,
                                                                Inc. and A I M Distributors, Inc.

DANA R. SUTTON(42)
                                            Vice President      Vice President and Fund Controller, A I M Advisors,
                                            and Treasurer       Inc.; and Assistant Vice President and Assistant
                                                                Treasurer, Fund Management Company.

STUART W. COCO(46)                          Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX (57)
                                            Vice President      Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc., A I M Capital Management, Inc.,
                                                                A I M Distributors, Inc., A I M Fund Services, Inc.
                                                                and Fund Management Company.

KAREN DUNN KELLEY(41)                       Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; and Vice President, A I M Advisors, Inc.

                                   APPENDIX C

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of July 9, 2001.

AIM HIGH INCOME MUNICIPAL FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------
Obie & Co
FBO Charles T. Bauer
P.O. Box 200547
Houston, TX  77216-0547                          10.33%                        --                        --

Gary T. Crum
11 Greenway Plaza, Suite 1919
Houston, TX  77046                                7.38%*                       --                        --

PAINEWEBBER for the Benefit of Hayden
Leason - Investment Account
Box 8629
Humacao, PR  00792-8629                           6.60%                        --                        --

Merrill Lynch Pierce Fenner & Smith
FBO the Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246                             --                      14.68%                    18.76%

Dianne Tanner
3680 S. 2300 E.
Salt Lake City, UT  84109                           --                         --                      5.80%*

Prudential Securities Inc. FBO Robert
C. Byrne
28 Brookside Dr.
Littleton, CO  80121-1244                           --                         --                      5.10%

*      Owned of record and beneficially.

AIM TAX-EXEMPT CASH FUND



                                                               CLASS A SHARES
                                                             -------------------
                  NAME AND ADDRESS OF                        PERCENTAGE OWNED OF
                  PRINCIPAL HOLDER                                 RECORD
                  -------------------                        -------------------
                  Gary T. Crum
                  11 Greenway Plaza, Suite 1919
                  Houston, TX  77046                                11.10%*

                  CFP Holdings Ltd. (Partnership)
                  Attn:  Gary Crum
                  11 Greenway Plaza, Suite 1919
                  Houston, TX  77046-1100                           10.06%

                  Jonathan C. Schoolar and Marika S.
                  Schoolar
                  3722 Tartan Ln.
                  Houston, TX  77025                                 8.13%*

*      Owned of record and beneficially.

AIM TAX-FREE INTERMEDIATE FUND



                                                               CLASS A SHARES
                                                             -------------------
                  NAME AND ADDRESS OF                        PERCENTAGE OWNED OF
                  PRINCIPAL HOLDER                                 RECORD
                  -------------------                        -------------------
                  Charles T. Bauer
                  C/O AIM Management Group Inc.
                  11 Greenway Plaza, Ste. 100
                  Houston, TX  77046                                10.65%*

*      Owned of record and beneficially.

MANAGEMENT OWNERSHIP

         As of July 9, 2001, the trustees and officers as a group owned less than 1% of the shares of AIM Tax-Exempt Bond Fund of Connecticut. In addition, as of July 9, 2001, the trustees and officers as a group owned 11.16%, 3.75% and 7.68% of AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund and AIM High Income Municipal Fund, respectively.

                                   APPENDIX D

                                 MANAGEMENT FEES

     For the last three fiscal years ended March 31, the management fees by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:



      FUND NAME                                2001                                                 2000
                           ------------------------------------------------     -----------------------------------------------
                           MANAGEMENT FEE   MANAGEMENT FEE   NET MANAGEMENT     MANAGEMENT FEE    MANAGEMENT     NET MANAGEMENT
                              PAYABLE          WAIVERS         FEE PAID             PAYABLE       FEE WAIVERS       FEE PAID
                           --------------   --------------   --------------     --------------    -----------    --------------
AIM High Income
Municipal Fund             $    452,004     $   452,004*     $         -0-      $   400,884       $  400,884*             -0-

AIM Tax-Exempt Bond
Fund of Connecticut             191,337             -0-            191,337          199,285            5,871     $    193,414

AIM Tax-Exempt Cash
Fund                            213,058             -0-            213,058          199,298              -0-          199,298

AIM Tax-Free
Intermediate Fund             1,250,155             -0-          1,250,155        1,032,771              -0-        1,032,771



      FUND NAME                                          1999
                                      ----------------------------------------------
                                       MANAGEMENT     MANAGEMENT      NET MANAGEMENT
                                      FEE PAYABLE    FEE WAIVERS         FEE PAID
                                      -----------    -----------      --------------
AIM High Income
Municipal Fund                          272,006        $272,006*             -0-

AIM Tax-Exempt Bond
Fund of Connecticut                     205,983          47,933         $158,050

AIM Tax-Exempt Cash
Fund                                    250,445             -0-          250,445

AIM Tax-Free
Intermediate Fund                       623,357             -0-          623,357

----------

* In addition to management fee waivers, for the last three fiscal years ended March 31, the Advisor reimbursed AIM High Income Municipal Fund $11,790, (administrative services fees) $118,881 and $272,006, respectively for additional expenses.

                                   APPENDIX E

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended March 31:




         FUND NAME                         2001            2000           1999
                                         --------         -------        -------
AIM High Income Municipal
Fund                                      $50,000*        $56,591        $69,125


AIM Tax-Exempt Bond  Fund
of Connecticut                             50,000          49,944         48,824


AIM Tax-Exempt Cash Fund
                                           50,000          49,808         49,285


AIM Tax-Free Intermediate
Fund                                       83,344          68,350         50,951

* During the fiscal year ended March 31, 2001, the Advisor reimbursed AIM High Income Municipal Fund $11,790 for administrative services fees.
                                      E-1

                                   APPENDIX F

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         List of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year ended March 31, 2001:


                                        CLASS A              CLASS B        CLASS C
FUND                                     SHARES               SHARES         SHARES
----                                  ----------            ---------      ---------
AIM High Income Municipal Fund        $  119,071            228,148        $   48,906
AIM Tax-Exempt Bond Fund of
   Connecticut                            95,669                N/A               N/A
AIM Tax-Exempt Cash Fund                  60,875*               N/A               N/A

* Under the Class A Plan, the amount payable to AIM Distributors was $152,187; however, AIM Distributors waived fees in the amount of $91,312.

                                   APPENDIX G

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended March 31, 2001 follows:



                                                                   PRINTING &                     UNDERWRITERS       DEALERS
                                                    ADVERTISING      MAILING        SEMINARS      COMPENSATION    COMPENSATION
                                                    -----------    ----------     ------------    ------------    ------------
AIM High Income Municipal Fund .............        $ 11,575        $  1,006        $  2,796      $      -0-        $103,694
AIM Tax-Exempt Bond Fund of
   Connecticut .............................             667              54             241             -0-          94,706
AIM Tax-Exempt Cash Fund ...................          12,533           1,078           3,267             -0-          43,997

         An estimate by category of the allocation of actual fees paid by Class B Shares of AIM High Income Municipal Fund during the year ended March 31, 2001 follows:


                                                     PRINTING &                   UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING        SEMINARS      COMPENSATION        COMPENSATION
                                     -----------    -----------     --------      ------------        ------------
AIM High Income Municipal Fund...... $   10,678     $     952       $    3,172    $      171,111    $       42,235

         An estimate by category of the allocation of actual fees paid by Class C shares of AIM High Income Municipal Fund during the year ended March 31, 2001 follows:


                                                     PRINTING &                 UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING      SEMINARS      COMPENSATION        COMPENSATION
                                     -----------     ----------   --------      ------------      --------------
AIM High Income Municipal Fund...... $    2,894     $   -0-       $   -0-       $     17,366      $     28,646

                                   APPENDIX H

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending March 31:


                                                           2001                           2000                        1999
                                                           ----                           ----                        ----

                                                 SALES            AMOUNT         SALES            AMOUNT         SALES      AMOUNT
                                                CHARGES          RETAINED       CHARGES          RETAINED       CHARGES    RETAINED
                                                -------          --------       -------          --------       -------    --------
AIM High Income Municipal Fund .........        $372,720        $ 62,365        $360,935        $ 73,191        $213,013   $ 49,929
AIM Tax-Exempt Bond Fund of
   Connecticut .........................         185,822          34,200         140,020          25,420         113,890     25,026
AIM Tax-Free Intermediate Fund .........         257,684          59,501         235,340          54,505          90,481     28,272

         The following chart reflects the contingent deferred sales charges paid by Class A shareholders of AIM Tax-Exempt Bond Fund of Connecticut and Class A, Class B and Class C shareholders of AIM High Income Municipal Fund and retained by AIM Distributors for the last three fiscal years ended March 31:



                                                            2001              2000             1999
                                                          --------         ----------         ----------
AIM High Income Municipal Fund.......................     $  9,511         $   77,143         $   13,087
AIM Tax-Exempt Bond Fund of Connecticut..............       10,000               -0-              -0-

                                   APPENDIX I

                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN

         The average annual total returns for each Fund, with respect to its Class A shares, for the periods ended March 31, 2001, are as follows:


                                                               PERIODS ENDED
                                                              MARCH 31, 2001
                                                              --------------
                                                                                                          SINCE        INCEPTION
         CLASS A SHARES:                                1 YEAR           5 YEARS         10 YEARS       INCEPTION         DATE
         --------------                                 ------           -------         --------       ---------      ---------
AIM High Income Municipal Fund ..............            0.18%              --               --            -0.35%        01/02/98
AIM Tax-Exempt Bond Fund of Connecticut .....            3.28%            4.12%            5.81%            6.02%        10/03/89
AIM Tax-Exempt Cash Fund ....................            3.76%            3.13%            2.86%            3.73%        09/22/82
AIM Tax-Free Intermediate Fund ..............            8.00%            5.19%            5.89%            6.06%        05/11/87

         The average annual total returns for AIM High Income Municipal Fund, with respect to its Class B shares, for the periods ended March 31, 2001, are as follows:


                                                                    PERIODS ENDED
                                                                    MARCH 31, 2001
                                                                    --------------
                                                                            SINCE             INCEPTION
         CLASS B SHARES:                                1 YEAR            INCEPTION              DATE
         --------------                                 ------            ---------           ---------
AIM High Income Municipal Fund...................       -0.50%              -0.39%            01/02/98

         The average annual total returns for AIM High Income Municipal Fund, with respect to its Class C shares, for the periods ended March 31, 2001, are as follows:


                                                                     PERIODS ENDED
                                                                    MARCH 31, 2001
                                                                    --------------
                                                                            SINCE             INCEPTION
         CLASS C SHARES:                                1 YEAR            INCEPTION              DATE
         --------------                                 ------            ---------           ---------
AIM High Income Municipal Fund........................     3.45%             0.40%            01/02/98

CUMULATIVE TOTAL RETURN


                                                               PERIODS ENDED
                                                              MARCH 31, 2001
                                                              --------------
                                                                                                   SINCE        INCEPTION
         CLASS A SHARES:                           1 YEAR         5 YEARS          10 YEARS      INCEPTION         DATE
         --------------                            ------         -------          --------      ---------      ---------
AIM High Income Municipal Fund ........            0.18%              --               --            -1.13         01/02/98
AIM Tax-Exempt Bond Fund of Connecticut            3.28%           22.40%           75.85%           95.85%        10/03/89
AIM Tax-Exempt Cash Fund ..............            3.76%           16.67%           32.53%           97.06%        09/22/82
AIM Tax-Free Intermediate Fund ........            8.00%           28.77%           77.26%          126.33%        05/11/87


                                                                     PERIODS ENDED
                                                                    MARCH 31, 2001
                                                                    --------------
                                                                            SINCE             INCEPTION
         CLASS B SHARES:                                1 YEAR            INCEPTION              DATE
         --------------                                 ------            ---------           ---------
AIM High Income Municipal Fund........................   -0.50%             -1.25%            01/02/98


                                                                     PERIODS ENDED
                                                                    MARCH 31, 2001
                                                                    --------------
                                                                           SINCE              INCEPTION
         CLASS C SHARES:                                  1 YEAR         INCEPTION               DATE
         --------------                                   ------         ---------            ---------
AIM High Income Municipal Fund........................    3.45%              1.31%            01/02/98

YIELDS

         The yields and corresponding tax-equivalent yields for each of the named Funds are as follows:


                                                          30 DAYS ENDED
                                                          -------------
                                                         MARCH 31, 2001
                                                         --------------
                                                CLASS A       CLASS B       CLASS C
                                                -------       -------       -------
AIM High Income Municipal Fund

         30-Day Yield ..................         6.10%         5.63%         5.63%
         Tax-Equivalent Yield(1) .......        10.10%         9.32%         9.32%

AIM Tax-Exempt Bond Fund of Connecticut

         30-Day Yield ..................         3.59%           --            --
         Tax-Equivalent Yield(1,2) .....         6.22%           --            --

AIM Tax-Exempt Cash Fund

         30-Day Yield ..................         2.88%           --            --
         Tax-Equivalent Yield(1) .......         4.22%           --            --

AIM Tax-Free Intermediate Fund

         30-Day Yield ..................         3.62%           --            --
         Tax-Equivalent Yield(1) .......         5.99%           --            --

         The annualized and effective annualized yields for the Class A shares of AIM Tax-Exempt Cash Fund are as follows:


                                                            7 DAYS ENDED
                                                           MARCH 31, 2001
                                                           --------------
                                                              CLASS A
                                                              -------
AIM Tax-Exempt Cash Fund
         Annualized Yield                                      3.06%
         Effective Annualized Yield                            3.10%

----------

(1)  Assumes a federal tax rate of 39.6%.

(2)  Assumes a state tax rate of 4.5%.

         The distribution rates for each of the named Funds are as follows:



                                                           30 DAYS ENDED
                                                          MARCH 31, 2001
                                                          --------------
                                                CLASS A      CLASS B      CLASS C
                                                -------      -------      -------
AIM High Income Municipal Fund                   6.19%        5.60%        5.60%
AIM Tax-Exempt Bond Fund of Connecticut          4.42%          --           --
AIM Tax-Exempt Cash Fund                           --           --           --
AIM Tax-Free Intermediate Fund                   4.36%          --           --

                              FINANCIAL STATEMENTS


                                       FS

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM High Income Municipal Fund and Board of Trustees of AIM Tax-Exempt Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
AIM High Income Municipal Fund:

We have audited the accompanying statement of changes in net assets of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds, Inc.) for the year ended March 31, 2000 and the financial highlights for each of the years or periods in the three-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM High Income Municipal Fund for the year ended March 31, 2000 and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

May 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
March 31, 2001

                                           PAR       MARKET
                                          (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-95.45%

ARIZONA-0.97%

Pima (County of) Industrial Development
  Authority (Health Care Facilities);
  Series 2000 A RB
  8.25%, 11/15/22                         $  640   $   628,525
--------------------------------------------------------------
  8.50%, 11/15/32                            300       299,133
==============================================================
                                                       927,658
==============================================================

CALIFORNIA-1.59%

California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series 2000 A RB
  6.75%, 03/01/19                          1,000     1,089,520
--------------------------------------------------------------
California (State of) Educational
  Facilities Authority (Keck Graduate
  Institute); Series 2000 RB
  6.75%, 06/01/30                            390       422,358
==============================================================
                                                     1,511,878
==============================================================

COLORADO-3.26%

Colorado (State of) Education & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                            500       500,850
--------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist
  Health); Hospital Series 2001 RB
  6.50%, 11/15/31                            500       493,415
--------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Volunteers of America);
  Health and Residential Care Facilities
  Series 1999 A RB
  6.00%, 07/01/29                            850       696,881
--------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No.2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                            650       662,389
--------------------------------------------------------------
St. Vincent General Hospital District;
  Series 1999 RB
  6.00%, 12/01/19                            885       758,188
==============================================================
                                                     3,111,723
==============================================================

CONNECTICUT-0.47%

Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); Series 1998 IDR
  5.90%, 06/01/28(a)                         520       446,914
==============================================================

DISTRICT OF COLUMBIA-0.79%

District of Columbia (Tobacco Settlement
  Financing Corp.); Revenue Asset Backed
  Bond Series 2001 RB
  6.50%, 05/15/33                            750       753,975
==============================================================

FLORIDA-6.70%

Fishhawk (District of) Community
  Development; Special Assessment Series
  1996 RB
  7.63%, 05/01/18                            975     1,043,747
--------------------------------------------------------------
Lexington Oaks (District of) Community
  Development; Special Assessment Series
  2000 B RB
  6.70%, 05/01/07                            750       762,645
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
FLORIDA-(CONTINUED)

Orange (County of) Housing Finance
  Authority (Brentwood Park Apartments
  Project); Multifamily Housing Series
  1998 G RB
  6.40%, 07/01/32                         $1,490   $ 1,411,164
--------------------------------------------------------------
Orange (County of) Housing Finance
  Authority (Palm West Apartments
  Project); Multifamily Housing Series
  1999 B RB
  6.50%, 03/01/34                          1,000       931,080
--------------------------------------------------------------
Poinciana (District of) Community
  Development; Special Assessment Series
  2000 A RB
  7.13%, 05/01/31                          1,000     1,030,550
--------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series 1999 A RB
  6.75%, 04/01/29                          1,405     1,211,250
==============================================================
                                                     6,390,436
==============================================================

GEORGIA-3.38%

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing Series 1998 RB
  6.50%, 02/01/28                            780       745,672
--------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing Series 1998 RB
  6.40%, 02/01/19                            755       728,499
--------------------------------------------------------------
  6.50%, 02/01/28                            225       215,098
--------------------------------------------------------------
Rockdale (County of) Development
  Authority (Visy Paper, Inc. Project);
  Solid Waste Disposal Series 1993 IDR
  7.50%, 01/01/26(a)                       1,500     1,532,370
==============================================================
                                                     3,221,639
==============================================================

ILLINOIS-4.27%

Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                            100       105,475
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home &
  Retirement); Series 1999 A RB
  6.25%, 09/01/14                            500       488,710
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bohemian-Tabor Hills);
  Refunding Series 1998 A RB
  5.90%, 11/15/24                            775       637,151
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
  5.70%, 02/15/24                            850       677,535
--------------------------------------------------------------
  5.85%, 02/15/20                            350       292,456
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Swedish American Hospital);
  Series 2000 RB
  6.88%, 11/15/30                            700       733,439
--------------------------------------------------------------
Round Lake Beach (City of); Tax
  Increment Refunding Series 1993 RB
  7.50%, 12/01/13                          1,000     1,038,780
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
ILLINOIS-(CONTINUED)

Saint Charles (City of) (Tri-City Center
  Associates Limited Project); Series
  1993 IDR (LOC-Old Kent Bank)
  7.50%, 11/01/13                         $  100   $   100,874
==============================================================
                                                     4,074,420
==============================================================

IOWA-0.11%

Iowa (State of) Finance Authority (Park
  West Housing Project); Multifamily
  Refunding Series 1993 RB
  8.00%, 10/01/23                            100       101,076
==============================================================

KANSAS-3.48%

Hutchinson (City of) Health Care
  Facilities (Wesley Towers Inc.);
  Refunding & Improvement Series 1999 A
  RB
  6.25%, 11/15/19                            750       657,322
--------------------------------------------------------------
Lawrence (City of) Commercial
  Development (Holiday Inn Project);
  Senior Refunding Series 1997 A IDR
  8.00%, 07/01/16                             40        41,604
--------------------------------------------------------------
Olathe (City of) Senior Living
  Facilities (Aberdeen Village Inc.);
  Series 2000 A RB
  7.00%, 05/15/20                            200       201,558
--------------------------------------------------------------
  7.50%, 05/15/24                            330       331,719
--------------------------------------------------------------
Overland Park (City of) Development
  Corp. (First Tier-Overland Park);
  Series 2001 A RB
  7.38%, 01/01/32                          2,000     2,088,900
==============================================================
                                                     3,321,103
==============================================================

KENTUCKY-2.55%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding Series 1999 B RB
  5.88%, 08/01/07                            675       655,142
--------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 A RB
  7.13%, 02/01/21(a)                         750       773,655
--------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                            500       516,305
--------------------------------------------------------------
Newport (City of) Public Properties
  Corp. (Public Parking & Plaza); First
  Mortgage Series 2000 A-1 RB
  8.50%, 01/01/27                            500       490,075
==============================================================
                                                     2,435,177
==============================================================

MARYLAND-1.91%

Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/21                            780       757,341
--------------------------------------------------------------
Maryland (State of) Health & Higher
  Education Facilities Authority
  (University of Maryland Medical
  System); Series 2000 RB
  6.75%, 07/01/30                          1,000     1,061,360
==============================================================
                                                     1,818,701
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

MASSACHUSETTS-2.27%

Massachusetts (State of) Development
  Financing Agency (Briarwood); Series
  2001 B RB
  7.88%, 12/01/15                         $1,000   $ 1,005,190
--------------------------------------------------------------
  7.50%, 12/01/16                            500       483,000
--------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Christopher House); Refunding Series
  1999 A RB
  6.88%, 01/01/29                            750       677,033
==============================================================
                                                     2,165,223
==============================================================

MICHIGAN-2.43%

Garden City (City of) Hospital Finance
  Authority (Garden City Hospital Osteo
  Group); Hospital Refunding Series 1998
  A RB
  5.75%, 09/01/17                          1,500     1,088,895
--------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding Series 1999 RB
  5.88%, 10/01/16                            920       782,083
--------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series GO
  6.00%, 05/15/18                            500       450,510
==============================================================
                                                     2,321,488
==============================================================

MINNESOTA-4.67%

Glencoe (City of) Health Care Facility
  (Glencoe Regional Health Services
  Project); Series 2001 RB
  7.40%, 04/01/21                            250       250,000
--------------------------------------------------------------
  7.50%, 04/01/31                            500       500,000
--------------------------------------------------------------
Little Falls (City of) Senior Housing
  (Bridgeway Estates Project); Series
  2000 RB
  7.50%, 11/01/35                            755       757,227
--------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series 1993 A RB
  7.00%, 07/01/12                            100        97,024
--------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Shelter Care Foundation);
  Series 1999 A RB
  6.00%, 04/01/10                          1,000       924,920
--------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series 1998 A RB
  6.00%, 06/01/18                            500       437,340
--------------------------------------------------------------
Richfield (City of); Senior Housing
  Series 2000 A RB
  6.75%, 02/01/14                            300       306,318
--------------------------------------------------------------
  7.38%, 02/01/19                            435       436,866
--------------------------------------------------------------
St. Paul (City of) Port Authority and
  Hotel Facilities (Radisson Kellogg
  Project); Series 1999 2 RB
  7.38%, 08/01/29                            750       744,518
==============================================================
                                                     4,454,213
==============================================================

MISSISSIPPI-0.27%

Ridgeland (City of) Urban Renewal (The
  Orchard Limited Project); Refunding
  Series 1993 A RB
  7.75%, 12/01/15                            250       259,205
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

MISSOURI-3.48%

Fenton (City of) Tax Increment
  (Dierbergs Project); Refunding &
  Improvement Series 2000 RB
  7.25%, 10/01/21                         $1,300   $ 1,311,973
--------------------------------------------------------------
Fenton (City of) Tax Increment (Gravois
  Bluffs Project); Refunding &
  Improvement Series 2001 RB
  7.00%, 10/01/21                          1,050     1,058,652
--------------------------------------------------------------
St. Louis (City of) Airport; Series 2000
  RB
  6.00%, 01/01/08                            500       522,745
--------------------------------------------------------------
Valley Park (City of) Industrial
  Development Authority (Cape Albeon
  Project); Senior Housing Series 1998
  RB
  6.15%, 12/01/33                            500       427,650
==============================================================
                                                     3,321,020
==============================================================

NEVADA-2.81%

Boulder (City of) (Boulder City Hospital
  Inc.); Refunding Hospital Series 1998
  RB
  5.85%, 01/01/22                          2,000     1,638,940
--------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR
  7.20%, 10/01/22                          1,000     1,038,820
==============================================================
                                                     2,677,760
==============================================================

NEW HAMPSHIRE-1.18%

New Hampshire (State of) Business
  Financial Authority (Alice Peck Day
  Health System); Series 1999 A RB
  6.88%, 10/01/19                          1,050       983,913
--------------------------------------------------------------
New Hampshire (State of) Higher
  Educational and Health Facilities
  Authority (Daniel Webster College);
  Series 1994 RB
  7.63%, 07/01/04(b)(c)                      100       112,212
--------------------------------------------------------------
New Hampshire (State of) Higher
  Educational and Health Facilities
  Authority (Franklin Pierce College);
  Series 1994 RB
  6.00%, 10/01/18                             30        28,133
==============================================================
                                                     1,124,258
==============================================================

NEW JERSEY-6.46%

New Jersey (State of) Economic
  Development Authority (Continental
  Airlines Inc. Project); Special
  Facilities Series 1999 RB
  6.25%, 09/15/19(a)                         400       384,348
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines Inc. Project); Special
  Facilities Series 2000 RB
  7.00%, 11/15/30(a)                         500       512,175
--------------------------------------------------------------
  7.20%, 11/15/30(a)                         425       442,268
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc. Project); Special
  Facilities Series 1999 RB
  6.25%, 09/15/29(a)                         750       703,710
--------------------------------------------------------------
  6.40%, 09/15/23(a)                       1,160     1,119,180
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Hamilton
  Continued Care); First Mortgage Series
  2000 A RB
  8.35%, 11/01/30                          1,000       987,990
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Educational
  Facilities Authority (Beth Medrash
  Govohoa America); Series 2000 G RB
  6.38%, 07/01/20                         $  605   $   614,238
--------------------------------------------------------------
New Jersey (State of) Health Care
  Facilities Financing Authority
  (Raritan Bay Medical Center); Series
  1994 RB
  7.25%, 07/01/14                            750       709,965
--------------------------------------------------------------
  7.25%, 07/01/27                            750       688,140
==============================================================
                                                     6,162,014
==============================================================

NEW YORK-7.92%

Monroe (County of) Industrial
  Development Agency (Woodland Village
  Project); Civic Facilities Series 2000
  RB
  8.55%, 11/15/32                          1,000       999,290
--------------------------------------------------------------
New York (City of) Industrial
  Development Agency (Polytechnic
  University Project); Civic Facilities
  Series 2000 RB
  6.13%, 11/01/30                            500       523,305
--------------------------------------------------------------
New York (State of) Industrial
  Development Agency (Field Hotel
  Associates LP); Refunding Series 1998
  IDR
  5.80%, 11/01/13                            475       431,300
--------------------------------------------------------------
  6.00%, 11/01/28                            500       435,965
--------------------------------------------------------------
New York (State of) Industrial
  Development Agency (Marymount
  Manhattan College Project); Civic
  Facilities Series 1993 RB
  7.00%, 07/01/03(b)(c)                      150       162,666
--------------------------------------------------------------
Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facilities Refunding Series 1998 IDR
  7.00%, 11/01/30(a)                       2,000     2,017,880
--------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series 1997 A IDR
  6.38%, 12/01/17(a)                         350       326,228
--------------------------------------------------------------
Syracuse (City of) Industrial
  Development Agency (Jewish Home);
  First Mortgage Series 2001 A IDR
  7.38%, 03/01/21                            350       349,426
--------------------------------------------------------------
  7.38%, 03/01/31                            500       493,070
--------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital
  Senior Housing Inc.); Continuing Care
  Retirement Series 2000 A RB
  7.00%, 07/01/21                            600       583,176
--------------------------------------------------------------
  7.38%, 07/01/30                            500       500,255
--------------------------------------------------------------
Yonkers (City of) Industrial Development
  Agency (St. Johns Riverside Hospital
  Project); Civic Facilities Series 2001
  A RB
  7.13%, 07/01/31                            720       726,811
==============================================================
                                                     7,549,372
==============================================================

NORTH DAKOTA-0.38%

Grand Forks (City of) Senior Housing
  (4000 Valley Square Project); Special
  Term Series 1997 RB
  6.38%, 12/01/34                            500       364,015
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

OHIO-4.88%

Belmont (County of) Health Systems (East
  Ohio Regional Hospital); Refunding &
  Improvement Series 1998 RB
  5.80%, 01/01/18                         $  800   $   624,232
--------------------------------------------------------------
Cuyahoga (County of) Hospital Facility
  (Canton Inc. Project); Series 2000 RB
  7.50%, 01/01/03                            750       793,748
--------------------------------------------------------------
Fairfield (City of) Economic Development
  (Beverly Enterprises Inc. Project);
  Refunding Series 1992 RB
  8.50%, 01/01/03                             70        71,368
--------------------------------------------------------------
Franklin (County of) Health Care
  Facility (Ohio Presbyterian); Series
  2001 A RB
  7.13%, 07/01/29                            500       492,515
--------------------------------------------------------------
Lucas (County of) Health Care Facility
  (Sunset Retirement Nursing Home);
  Refunding & Improvement Series 2000 A
  RB
  6.50%, 08/15/20                            500       493,185
--------------------------------------------------------------
  6.55%, 08/15/24                            500       492,310
--------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding Series 1998 RB
  6.25%, 08/01/18                            940       824,455
--------------------------------------------------------------
  6.40%, 08/01/28                          1,000       861,510
--------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste Series 1997 RB
  8.50%, 08/01/22(d)                         290            29
==============================================================
                                                     4,653,352
==============================================================

OREGON-0.55%

Oregon (State of) Health Housing
  Educational & Cultural Facilities
  Authority (Linfield College Project);
  Series 2000 A RB
  6.63%, 10/01/20                            500       525,215
==============================================================

PENNSYLVANIA-14.22%

Allegheny (County of) Hospital
  Development Authority (Covenant at
  South Hills); Series 2001 A RB
  8.63%, 02/01/21                            500       499,195
--------------------------------------------------------------
  8.75%, 02/01/31                            500       500,260
--------------------------------------------------------------
Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities Series 1998 RB
  6.00%, 08/15/28                          1,000       821,590
--------------------------------------------------------------
Beaver (County of) Industrial
  Development Authority (Cleveland
  Electric Project); Refunding Series
  1995 PCR
  7.63%, 05/01/25                          1,600     1,708,096
--------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority
  (Asbury Health Center); First Mortgage
  Refunding Series 1999 RB
  6.38%, 12/01/19                          1,000       894,250
--------------------------------------------------------------
Clarian (County of) Industrial
  Development Authority (Beverly
  Enterprises Inc. Project); Health
  Facilities Refunding Series 2001 RB
  7.38%, 12/01/08                            500       503,260
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999
  RB
  6.25%, 08/15/29                         $  750   $   684,398
--------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  1998 A RB
  6.50%, 11/01/18                          1,000       884,460
--------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Saint Anne's Home Health Center);
  Series 1999 RB
  6.63%, 04/01/28                          1,000       942,120
--------------------------------------------------------------
Lancaster (County of) Industrial
  Development Authority (Garden Sport
  Village Project); Series 2000 A RB
  7.60%, 05/01/22                            250       252,513
--------------------------------------------------------------
  7.63%, 05/01/31                            500       505,975
--------------------------------------------------------------
Montgomery (County of) Higher Education
  & Health Authority (Philadelphia
  Geriatric Center); Series 1999 A RB
  7.38%, 12/01/30                          1,340     1,276,095
--------------------------------------------------------------
Montgomery (County of) Higher Education
  & Health Authority (Temple Continuing
  Care Center); Series 1999 RB
  6.63%, 07/01/19                          1,250     1,123,175
--------------------------------------------------------------
  6.75%, 07/01/29                            460       407,735
--------------------------------------------------------------
North Penn (City of) Health Hospital and
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  7.80%, 10/01/24                            250       246,560
--------------------------------------------------------------
  8.00%, 10/01/32                            800       778,960
--------------------------------------------------------------
Pennsylvania (State of) Higher Education
  Facilities Authority (Student
  Association Inc. Project); Student
  Housing Series 2000 A RB
  6.75%, 09/01/20                            500       509,920
--------------------------------------------------------------
  6.75%, 09/01/32                            325       328,838
--------------------------------------------------------------
Philadelphia (City of) Authority For
  Industrial Development (US Airways
  Inc. Project); Special Facilities
  Series 2000 RB
  7.50%, 05/01/10(a)                         220       222,154
--------------------------------------------------------------
Philadelphia (City of) Hospital & Higher
  Education Facilities Authority
  (Chestnut Hill College); Series 1999
  RB
  6.00%, 10/01/29                            500       464,400
==============================================================
                                                    13,553,954
==============================================================

SOUTH CAROLINA-1.89%

South Carolina (State of) Jobs and
  Economic Development Authority
  (Palmetto Health Alliance); Hospital
  Facilities Improvement Series 2000 A
  RB
  7.38%, 12/15/21                            800       810,816
--------------------------------------------------------------
South Carolina (State of) Jobs and
  Economic Development Authority
  (Westley Commons Project); Health
  Facilities First Mortgage Series 2000
  RB
  7.75%, 10/01/15                            700       693,105
--------------------------------------------------------------
  8.00%, 10/01/31                            300       296,457
==============================================================
                                                     1,800,378
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

TEXAS-7.51%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series 1998 A RB
  5.88%, 11/15/18                         $1,000   $   848,470
--------------------------------------------------------------
Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series 1999 RB
  5.88%, 11/15/18                            450       379,089
--------------------------------------------------------------
  6.00%, 11/15/29                            550       448,927
--------------------------------------------------------------
Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                            500       458,565
--------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                            200       202,900
--------------------------------------------------------------
Matagorda (County of) NAV District #1
  (Reliant Energy Project); Refunding
  Series 1999 B IDR
  5.95%, 05/01/30(a)                         500       476,130
--------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing Series 1998 RB
  6.50%, 12/01/30                          1,000       942,460
--------------------------------------------------------------
Midlothian (City of) Development
  Authority; Tax Increment Contract
  Series 2001 RB
  7.88%, 11/15/26                          1,000       989,010
--------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Baylor/ Richardson Medical Center);
  Hospital Refunding and Improvement
  Series 1993 RB
  6.75%, 12/01/23                          1,000       998,730
--------------------------------------------------------------
Texas (State of) Gulf Coast Waste
  Disposable Authority (Valero Energy
  Corp. Project); Waste Disposal Series
  2001 RB
  6.65%, 04/01/32(a)                         400       401,852
--------------------------------------------------------------
Woodhill Public Facilities Corp.
  (Woodhill Apartments Project);
  Multifamily Housing Series 1999 RB
  7.50%, 12/01/29                          1,000     1,012,280
==============================================================
                                                     7,158,413
==============================================================

VERMONT-0.89%

Vermont (State of) Education & Health
  Buildings Financing Agency (Copley
  Manor Project); Health Care Facilities
  Series 1999 RB
  6.25%, 04/01/29                          1,000       846,380
==============================================================

VIRGINIA-2.42%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage Refunding
  Series 1998 A RB
  6.50%, 07/01/16                            500       474,210
--------------------------------------------------------------
Newport News (City of) Redevelopment and
  Housing Authority (Residential
  Rental -- St. Michaels); Multifamily
  Housing Series 1998 RB
  7.63%, 11/01/18                            985       886,333
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
VIRGINIA-(CONTINUED)

Virginia Beach (City of) Development
  Authority (Beverly Inc. Project);
  Industrial Development Refunding
  Series 2000 RB
  7.00%, 04/01/10                         $  940   $   941,974
==============================================================
                                                     2,302,517
==============================================================

WISCONSIN-1.74%

Wisconsin (State of) Health &
  Educational Facilities Authority
  (Oakwood Village Project); Series 2000
  A RB
  7.63%, 08/15/30                          1,000       979,690
--------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (FH
  Healthcare Development Inc. Project);
  Series 1999 RB
  6.25%, 11/15/20                            750       675,769
==============================================================
                                                     1,655,459
==============================================================
Total Long-Term Municipal Obligations
  (Cost $94,356,448)                                91,008,936
==============================================================

SHORT-TERM MUNICIPAL
  OBLIGATIONS-5.34%(e)

FLORIDA-1.04%

Florida (State of) Capital Trust Agency;
  Multifamily Housing VRD Series 1999-B
  RB
  3.60%, 12/01/32 (Acquired 01/31/01;
  Cost $361,000)(f)                          361       361,000
--------------------------------------------------------------
Orange (County of) Health Facilities
  Authority (Presbyterian Retirement
  Project); VRD Series 1998 RB (LOC-Bank
  of America N.A.)
  3.60%, 11/01/28                            630       630,000
==============================================================
                                                       991,000
==============================================================

GEORGIA-0.24%

De Kalb (City of) Private Hospital
  Authority (Egleston Childrens
  Hospital); VRD Hospital Series 1994 A
  RAC (LOC-Suntrust Bank, Atlanta)
  3.45%, 03/01/24                            231       231,000
==============================================================

ILLINOIS-1.54%

Illinois (State of) Development
  Financial Authority (American College
  of Surgeons Project); VRD Series 1996
  RB (LOC-Northern Trust Company)
  3.60%, 08/01/26                          1,275     1,275,000
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority; Revolving Fund Pooled VRD
  Series 1985 D RB (LOC-Bank One
  Illinois N.A.)
  3.55%, 08/01/15                            198       198,000
==============================================================
                                                     1,473,000
==============================================================

INDIANA-2.32%

Indiana (State of) Health Facility
  Financing Authority (Community
  Hospital Project); VRD Series 2000 A
  RB (LOC-Bank of America)
  3.55%, 07/01/28                          2,210     2,210,000
==============================================================

OHIO-0.13%

Hamilton (County of) Hospital Facilities
  (Health Alliance); VRD Series 1997 E
  RB
  3.40%, 01/01/18(g)                         122       122,000
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

TEXAS-0.07%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding VRD Series 1996
  RB
  3.45%, 09/15/26                         $   67   $    67,000
==============================================================
Total Short-Term Municipal Obligations
  (Cost $5,094,000)                                  5,094,000
==============================================================
TOTAL INVESTMENTS-100.79% (Cost $99,450,448)(h)     96,102,936
==============================================================
OTHER ASSETS LESS LIABILITIES-(0.79%)                 (755,493)
==============================================================
NET ASSETS-100.00%                                 $95,347,443
______________________________________________________________
==============================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RAC  - Revenue Anticipation Certificates
RB   - Revenue Bonds
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a)  Security subject to the alternative minimum tax.
(b)  Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 03/31/01.
(f) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 03/31/01 represented 0.38% of the Fund's net assets.
(g) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(h)  Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at market value (cost $99,450,448)  $96,102,936
------------------------------------------------------------
Receivables for:
  Investments sold                                    95,000
------------------------------------------------------------
  Fund shares sold                                   342,175
------------------------------------------------------------
  Interest                                         1,883,764
------------------------------------------------------------
Investment for deferred compensation plan             16,422
------------------------------------------------------------
Other assets                                          17,868
============================================================
    Total assets                                  98,458,165
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,585,739
------------------------------------------------------------
  Fund shares reacquired                             124,459
------------------------------------------------------------
  Dividends                                          267,052
------------------------------------------------------------
  Deferred compensation plan                          16,422
------------------------------------------------------------
Accrued advisory fees                                    699
------------------------------------------------------------
Accrued administrative services fees                   8,082
------------------------------------------------------------
Accrued distribution fees                             74,920
------------------------------------------------------------
Accrued trustees' fees                                   580
------------------------------------------------------------
Accrued transfer agent fees                            2,763
------------------------------------------------------------
Accrued operating expenses                            30,006
============================================================
    Total liabilities                              3,110,722
============================================================
Net assets applicable to shares outstanding      $95,347,443
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $62,820,426
____________________________________________________________
============================================================
Class B                                          $25,730,273
____________________________________________________________
============================================================
Class C                                          $ 6,796,744
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            7,309,013
____________________________________________________________
============================================================
Class B                                            2,990,127
____________________________________________________________
============================================================
Class C                                              789,849
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      8.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      95.25%)                                    $      9.02
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      8.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      8.61
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest                                         $ 5,105,852
============================================================

EXPENSES:

Advisory fees                                        452,004
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                         4,193
------------------------------------------------------------
Distribution fees -- Class A                         119,071
------------------------------------------------------------
Distribution fees -- Class B                         228,148
------------------------------------------------------------
Distribution fees -- Class C                          48,906
------------------------------------------------------------
Transfer agent fees                                   33,003
------------------------------------------------------------
Registration and filing fees                          62,471
------------------------------------------------------------
Trustees' fees                                         8,489
------------------------------------------------------------
Other                                                 81,726
============================================================
    Total expenses                                 1,088,011
============================================================
Less: Fee waivers and reimbursements                (463,794)
============================================================
    Expenses paid indirectly                          (1,429)
============================================================
    Net expenses                                     622,788
============================================================
Net investment income                              4,483,064
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (3,192,523)
============================================================
Change in net unrealized appreciation of
  investment securities                            2,558,954
============================================================
Net gain (loss) from investment securities          (633,569)
============================================================
Net increase in net assets resulting from
  operations                                     $ 3,849,495
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $  4,483,064    $ 3,808,319
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,192,523)    (3,732,037)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        2,558,954     (5,956,529)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 3,849,495     (5,880,247)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (3,090,333)    (2,644,268)
-----------------------------------------------------------------------------------------
  Class B                                                       (1,280,944)      (924,064)
-----------------------------------------------------------------------------------------
  Class C                                                         (273,602)      (215,599)
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                           (6,796)            --
-----------------------------------------------------------------------------------------
  Class B                                                           (3,264)            --
-----------------------------------------------------------------------------------------
  Class C                                                             (700)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       24,659,023     (4,438,767)
-----------------------------------------------------------------------------------------
  Class B                                                        5,708,561      8,998,851
-----------------------------------------------------------------------------------------
  Class C                                                        2,742,674      1,710,760
=========================================================================================
    Net increase (decrease) in net assets                       32,304,114     (3,393,334)
=========================================================================================

NET ASSETS:

  Beginning of year                                             63,043,329     66,436,663
=========================================================================================
  End of year                                                 $ 95,347,443    $63,043,329
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $105,741,417    $72,624,428
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (110,507)        68,799
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (6,935,955)    (3,743,432)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (3,347,512)    (5,906,466)
=========================================================================================
                                                              $ 95,347,443    $63,043,329
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 90% of the Fund's investment portfolio at the end of the period.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On March 31, 2001 undistributed net investment income was decreased by $6,731 and shares of beneficial interest was increased by $6,731 as a result of differing book/tax adjustments due to reclassification of non-deductible organizational expenses and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

     The Fund has a capital loss carryforward of $4,565,705 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

F. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bonds, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                   ANNUAL RATE
----------                                   -----------
First $500 million                              0.60%
--------------------------------------------------------
Over $500 million up to and including $1
  billion                                       0.55%
--------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                       0.50%
--------------------------------------------------------
Over $1.5 billion                               0.45%
________________________________________________________
========================================================

  During the year ended March 31, 2001, AIM waived fees and reimbursed expenses of $463,794.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2001, AFS was paid $19,797 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended March 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $119,071, $228,148 and $48,906, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $62,365 from sales of the Class A shares of the Fund during the year ended March 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 2001, AIM Distributors received $9,511 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended March 31, 2001, the Fund paid legal fees of $4,540 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,429 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,429.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2001 was $44,043,348 and $10,973,760, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 1,374,911
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,722,423)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(3,347,512)
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                        2001                          2000
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------    -----------    ----------    ------------
Sold:
  Class A                                                      3,718,805    $31,879,509     2,912,871    $ 27,305,711
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,501,090     12,898,072     1,583,616      14,795,377
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        672,004      5,765,277       349,542       3,330,532
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        175,324      1,502,755       161,117       1,500,788
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         66,246        568,270        53,062         488,068
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         18,201        156,143        14,157         130,348
=====================================================================================================================
Reacquired:
  Class A                                                     (1,015,267)    (8,723,241)   (3,579,016)    (33,245,266)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (904,478)    (7,757,781)     (689,244)     (6,284,594)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (370,320)    (3,178,746)     (194,287)     (1,750,120)
=====================================================================================================================
                                                               3,861,605    $33,110,258       611,818    $  6,270,844
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                               JANUARY 2, 1998
                                                                                               (DATE OPERATIONS
                                                                  YEAR ENDED MARCH 31,          COMMENCED) TO
                                                              -----------------------------       MARCH 31,
                                                               2001       2000       1999            1998
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.72    $ 10.04    $  9.99        $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.54       0.56       0.54           0.11
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.11)     (1.32)      0.05          (0.01)
===============================================================================================================
    Total from investment operations                             0.43      (0.76)      0.59           0.10
===============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.56)     (0.56)     (0.54)         (0.11)
===============================================================================================================
Net asset value, end of period                                $  8.59    $  8.72    $ 10.04        $  9.99
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(a)                                                  5.12%     (7.79)%     6.01%          1.04%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,820    $38,645    $49,570        $17,787
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                  0.55%(b)   0.50%      0.29%          0.25%(c)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement               1.17%(b)   1.28%      1.29%          1.65%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of net investment income to average net assets             6.23%(b)   5.95%      5.41%          4.80%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            15%        51%        30%            21%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $47,628,499.
(c)  Annualized.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                               JANUARY 2, 1998
                                                                                               (DATE OPERATIONS
                                                                  YEAR ENDED MARCH 31,          COMMENCED) TO
                                                              -----------------------------       MARCH 31,
                                                               2001       2000       1999            1998
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.72    $ 10.04    $  9.99         $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47       0.48       0.47           0.09
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.10)     (1.32)      0.04          (0.01)
===============================================================================================================
    Total from investment operations                             0.37      (0.84)      0.51           0.08
===============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.48)     (0.48)     (0.46)         (0.09)
===============================================================================================================
Net asset value, end of period                                $  8.61    $  8.72    $ 10.04         $ 9.99
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(a)                                                  4.44%     (8.54)%     5.23%          0.81%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,730    $20,298    $13,850         $2,699
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                  1.30%(b)   1.26%      1.04%          1.00%(c)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement               1.92%(b)   2.04%      2.04%          2.44%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of net investment income to average net assets             5.48%(b)   5.19%      4.66%          4.05%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            15%        51%        30%            21%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $22,814,800.
(c)  Annualized.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            JANUARY 2, 1998
                                                                                            (DATE OPERATIONS
                                                                 YEAR ENDED MARCH 31,        COMMENCED) TO
                                                              --------------------------       MARCH 31,
                                                               2001      2000      1999           1998
                                                              ------    ------    ------    ----------------
Net asset value, beginning of period                          $ 8.72    $10.04    $ 9.99         $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.47      0.48      0.47           0.09
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.10)    (1.32)     0.04          (0.01)
============================================================================================================
    Total from investment operations                            0.37     (0.84)     0.51           0.08
============================================================================================================
Less distributions:
  Dividends from net investment income                         (0.48)    (0.48)    (0.46)         (0.09)
____________________________________________________________________________________________________________
============================================================================================================
Net asset value, end of period                                $ 8.61    $ 8.72    $10.04         $ 9.99
____________________________________________________________________________________________________________
============================================================================================================
Total return(a)                                                 4.43%    (8.54)%    5.23%          0.79%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,797    $4,100    $3,017         $  738
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                 1.30%(b)  1.26%     1.04%          1.00%(c)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement              1.92%(b)  2.04%     2.04%          2.44%(c)
____________________________________________________________________________________________________________
============================================================================================================
Ratio of net investment income to average net assets            5.48%(b)  5.19%     4.66%          4.05%(c)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                           15%       51%       30%            21%
____________________________________________________________________________________________________________
============================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $4,890,645.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Tax-Exempt Bond Fund of Connecticut and Board of Trustees of AIM Tax-Exempt
                       Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds) including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund of Connecticut at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
AIM Tax-Exempt Bond Fund of Connecticut:

We have audited the accompanying statement of changes in net assets of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.) for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Tax-Exempt Bond Fund of Connecticut for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

May 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
March 31, 2001

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
MUNICIPAL OBLIGATIONS-98.37%

EDUCATION-9.07%

Connecticut Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited
  Tax Series 1999 GO
  5.63%, 07/15/19(b)         A       --      $1,060   $ 1,094,948
-----------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Unlimited Tax Series
  1992 GO 6.00%,
  03/01/02(c)(d)            AAA     Aaa         335       350,420
-----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB 7.50%,
  11/15/10(e)                --      A1         970       972,813
-----------------------------------------------------------------
University of Connecticut
  (Student Fee Program);
  Series 2000 A RB
  6.00%, 11/15/21           AA-      A1       1,325     1,446,052
=================================================================
                                                        3,864,233
=================================================================

GENERAL OBLIGATION-14.01%

Brooklyn (City of),
  Connecticut; Unlimited
  Tax Series 1995 GO
  5.50%, 05/01/06(b)        AAA     Aaa         250       270,400
-----------------------------------------------------------------
  5.70%, 05/01/08(b)        AAA     Aaa         250       270,378
-----------------------------------------------------------------
Chester (Town of),
  Connecticut; Unlimited
  Tax Series 1989 GO
  7.00%, 10/01/05            --      A          190       193,259
-----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); Unlimited
  Tax Series 1992 A GO
  6.50%, 03/15/02(c)(d)      AA     NRR         300       315,531
-----------------------------------------------------------------
Mansfield (City of),
  Connecticut; Unlimited
  Tax Series 1990 GO
  6.00%, 06/15/07            --      A1         100       111,630
-----------------------------------------------------------------
  6.00%, 06/15/08            --      A1         100       112,594
-----------------------------------------------------------------
  6.00%, 06/15/09            --      A1         100       113,555
-----------------------------------------------------------------
New Britain (City of),
  Connecticut; Unlimited
  Tax Refunding Series
  1992
  Various Purpose GO
  6.00%, 02/01/11(b)        AAA     Aaa         400       457,100
-----------------------------------------------------------------
North Canaan (City of),
  Connecticut; Unlimited
  Tax Series 1991 GO
  6.50%, 01/15/08            --      A3         125       143,310
-----------------------------------------------------------------
  6.50%, 01/15/09            --      A3         125       144,713
-----------------------------------------------------------------
  6.50%, 01/15/10            --      A3         125       146,221
-----------------------------------------------------------------
  6.50%, 01/15/11            --      A3         125       148,076
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
GENERAL OBLIGATION-(CONTINUED)

Puerto Rico Commonwealth
  (Public Improvement
  Project); Unlimited Tax
  Series 2000 GO 6.00%,
  07/01/29                   A      Baa1     $  500   $   524,275
-----------------------------------------------------------------
Puerto Rico Commonwealth
  Unlimited Tax Series
  1998 GO 4.88%,
  07/01/23(b)               AAA     Aaa       1,000       985,900
-----------------------------------------------------------------
Somers (City of),
  Connecticut; Unlimited
  Tax Series 1990 Various
  Purpose GO 6.00%,
  12/01/10                   --      A1         190       218,213
-----------------------------------------------------------------
Territory of American
  Samoa; Unlimited Tax
  Refunding Series 2000 GO
  6.00%, 09/01/08(b)         A       --       1,280     1,370,624
-----------------------------------------------------------------
Westbrook (City of),
  Connecticut; Unlimited
  Tax Series 1992 GO
  6.40%, 03/15/10(b)        AAA     Aaa         380       445,520
=================================================================
                                                        5,971,299
=================================================================

HEALTH CARE-19.30%

Connecticut (State of)
  Development Authority
  (Elim Park Baptist
  Home); Refunding Series
  1998 A RB 5.38%,
  12/01/18                  BBB+     --         500       443,420
-----------------------------------------------------------------
Connecticut Development
  Authority (Pfizer Inc.
  Project); Series 1992
  PCR 6.55%, 02/15/13       AAA     Aaa         250       262,020
-----------------------------------------------------------------
Connecticut Development
  Authority (Corporate
  Independent Living
  Project); Health Care
  VRD Series 1990 RB
  (LOC-Chase Manhattan
  Bank) 3.25%, 07/01/15(f)   --    VMIG-1     1,252     1,252,000
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital); Series 1992 A
  RB 6.63%, 07/01/18(b)     AAA     Aaa         500       521,735
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital); Series 1991 E
  RB 6.50%, 07/01/01(c)(d)  AAA     Aaa         640       658,086
-----------------------------------------------------------------
  6.50%, 07/01/01(b)(c)(d)  AAA     Aaa         110       112,806
-----------------------------------------------------------------
  Series G RB
  5.63%, 07/01/25(b)        AAA     Aaa         250       261,057
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital); Series 1992 G
  RB 6.25%, 07/01/02(c)(d)  AAA     Aaa       1,100     1,162,854
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB 7.75%,
  07/01/02(c)(d)            AAA      --      $  500   $   537,630
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series 1996 F
  RB 5.40%, 07/01/09(b)     AAA     Aaa       1,000     1,074,890
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (William W.
  Backus Hospital);
  Series 1997 D RB
  5.75%, 07/01/07(b)(c)     AAA     Aaa       1,000     1,046,630
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Windham
  Community Memorial
  Hospital); Series 1996 C
  RB 5.75%, 07/01/07(b)(c)   A       --         850       888,471
=================================================================
                                                        8,221,599
=================================================================

HOUSING-29.73%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  Series 1991 C,
  Sub-Series C-3 6.55%,
  11/15/13                   AA     Aa2         245       255,753
-----------------------------------------------------------------
  Series 1998 D-2 5.45%,
  11/15/24(e)                AA     Aa2         250       253,390
-----------------------------------------------------------------
Connecticut Housing
  Finance Authority (Group
  Home Mortgage); Special
  Obligation Series 2000
  G, Sub-series H-5 5.85%,
  06/15/30(b)               AAA     Aaa         500       520,335
-----------------------------------------------------------------
Connecticut Housing
  Finance Authority
  (Housing Mortgage);
  Refunding Series 2000 RB
  Sub-series B-2
  5.85%, 05/15/31(b)(e)      AA     Aa2       1,000     1,025,070
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage
  Finance Program); RB
  Series C-2, 6.25%,
  11/15/18                   AA     Aa2         750       797,843
-----------------------------------------------------------------
  Series C-2, 6.70%,
  11/15/22(e)                AA     Aa2          75        75,117
-----------------------------------------------------------------
  Series C, 5.50%,
  11/15/35(e)                AA     Aa2       1,775     1,795,164
-----------------------------------------------------------------
  Series G, 6.00%,
  11/15/06(e)                AA     Aa2       1,000     1,034,460
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage
  Finance Program);
  Refunding RB
  Sub-Series A-1
  5.70%, 05/15/08            AA      Aa         100       106,043
-----------------------------------------------------------------
  Sub-Series A-3
  5.95%, 05/15/17            AA     Aa3       1,800     1,895,688
-----------------------------------------------------------------
  Series C-1
  6.30%, 11/15/17            AA      Aa       1,270     1,354,430
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
HOUSING-(CONTINUED)

Connecticut (State of)
  (Housing Mortgage
  Finance Program);
  Refunding RB
  Sub-Series C-2 5.85%,
  11/15/28(e)                AA     Aa2      $  555   $   568,148
-----------------------------------------------------------------
  Sub-Series 1996 D-2
  6.20%, 11/15/27(c)(e)      AA     Aa2       1,700     1,756,032
-----------------------------------------------------------------
  Sub-Series E-1
  5.95%, 05/15/17            AA     Aa2         500       526,510
-----------------------------------------------------------------
  Series E-1
  6.00%, 05/15/17            AA      Aa         675       701,055
=================================================================
                                                       12,665,038
=================================================================

LEASE RENTAL-0.98%

Connecticut (Middletown
  County Courthouse
  Facilities Project);
  Series 1991 Lease-Rental
  Revenue COP 6.25%,
  12/15/01(c)(d)            AAA     Aaa         400       416,860
=================================================================

TRANSPORTATION-16.85%

Connecticut Special
  Parking Obligation
  (Bradley International
  Airport); Series 2000 A
  RB 6.60%, 07/01/24(b)(e)   A       --         250       257,162
-----------------------------------------------------------------
Connecticut (A67 State of)
  Special Tax Obligation
  (Transportation
  Infrastructure); Series
  1991 A 6.80%,
  06/01/03(c)(d)            NRR     NRR       1,250     1,339,538
-----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/10           AA-      A1         530       621,891
-----------------------------------------------------------------
  Series 1991 B RB 6.25%,
  10/01/01(c)(d)            NRR     Aaa       1,000     1,035,700
-----------------------------------------------------------------
  Second Lien VRD Series
  1990 RB (LOC-Commerzbank
  A.G.) 5.40%, 12/01/10(f)  A1+    VMIG-1     2,038     2,038,000
-----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); Series 1991
  B RB 6.50%, 10/01/12      AA-      A1       1,500     1,777,275
-----------------------------------------------------------------
Puerto Rico Commonwealth
  Highway and
  Transportation
  Authority; Series 2000 B
  RB 6.00%, 07/01/31         A      Baa1        100       108,495
=================================================================
                                                        7,178,061
=================================================================

UTILITIES-1.12%

Guam (Government of) Power
  Authority (Electrical,
  Light & Power
  Improvements); Refunding
  Series 1999 A RB 5.25%,
  10/01/34                  BBB     Baa3        500       478,755
=================================================================

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE

WATER & SEWER-2.45%

Connecticut (State of)
  Development Authority
  Water Facility
  (Bridgeport Hydraulic
  Co. Project); Refunding
  Series 1990 RB 7.25%,
  06/01/20                   A+      --      $  800   $   811,232
-----------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  RB 7.00%, 01/01/11        AAA     Aaa          25        25,531
-----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Unlimited Tax Series
  1991 GO 6.75%, 08/15/06    --     Aa3         180       206,195
=================================================================
                                                        1,042,958
=================================================================

MISCELLANEOUS-4.86%

Children's Trust Fund
  (Tobacco Settlement);
  Series 2000 RB 6.00%,
  07/01/26                   A      Aa3       1,000     1,040,160
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
MISCELLANEOUS-(CONTINUED)

Connecticut (State of)
  Development Authority
  (Economic Development
  Projects); Refunding
  Series 1992 A RB
  6.00%, 11/15/08            AA      Aa      $  500   $   508,700
-----------------------------------------------------------------
Virgin Islands Public
  Financial Authority
  (Gross Receipts Taxes);
  Series 1999 A RB 6.13%,
  10/01/29(b)                A       --         500       521,820
=================================================================
                                                        2,070,680
=================================================================
TOTAL INVESTMENTS (Cost
  $39,604,664)-98.37%                                  41,909,483
=================================================================
OTHER ASSETS LESS
  LIABILITIES-1.63%                                       696,135
=================================================================
NET ASSETS-100.00%                                    $42,605,618
_________________________________________________________________
=================================================================

Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by the Report of Independent Auditors.
(b) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d)  Secured by an escrow fund of U.S. Treasury obligations.
(e)  Security subject to the alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals usually no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at market value (cost
  $39,604,664)                                $41,909,483
---------------------------------------------------------
Receivables for:
  Fund shares sold                                147,298
---------------------------------------------------------
  Interest                                        740,336
---------------------------------------------------------
Investment for deferred compensation plan          36,713
---------------------------------------------------------
Other assets                                        3,116
=========================================================
    Total assets                               42,836,946
=========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           85,485
---------------------------------------------------------
  Dividends                                        59,241
---------------------------------------------------------
  Deferred compensation plan                       36,713
---------------------------------------------------------
Accrued administrative services fees                8,082
---------------------------------------------------------
Accrued distribution fees                          24,897
---------------------------------------------------------
Accrued transfer agent fees                           486
---------------------------------------------------------
Accrued operating expenses                         16,424
=========================================================
    Total liabilities                             231,328
=========================================================
Net assets applicable to shares outstanding   $42,605,618
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                     3,923,969
_________________________________________________________
=========================================================
  Net asset value and redemption price per
    share                                     $     10.86
_________________________________________________________
=========================================================
  Offering price per share:
    (Net asset value, of $10.86 divided by
       95.25% of offering price)              $     11.40
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest                                          $2,229,504
------------------------------------------------------------

EXPENSES:

Advisory fees                                        191,337
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                         1,857
------------------------------------------------------------
Distribution fees                                     95,669
------------------------------------------------------------
Transfer agent fees                                   20,232
------------------------------------------------------------
Trustees' fees                                         7,791
------------------------------------------------------------
Printing                                              22,403
------------------------------------------------------------
Professional Fees                                     19,077
------------------------------------------------------------
Other                                                 19,306
============================================================
    Total expenses                                   427,672
============================================================
Less: Expenses paid indirectly                          (710)
------------------------------------------------------------
    Net expenses                                     426,962
============================================================
Net investment income                              1,802,542
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (217,879)
============================================================
Change in net unrealized appreciation of
  investment securities                            1,507,119
============================================================
Net gain from investment securities                1,289,240
============================================================
Net increase in net assets resulting from
  operations                                      $3,091,782
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 1,802,542    $ 1,910,744
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (217,879)      (308,420)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,507,119     (1,602,460)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                3,091,782           (136)
========================================================================================
Distributions to shareholders from net investment income       (1,810,510)    (1,927,885)
----------------------------------------------------------------------------------------
Distributions in excess of net investment income                  (21,492)            --
========================================================================================
Share transactions-net                                          4,043,378     (2,209,321)
========================================================================================
    Net increase (decrease) in net assets                       5,303,158     (4,137,342)
========================================================================================

NET ASSETS:

  Beginning of year                                            37,302,460     41,439,802
========================================================================================
  End of year                                                 $42,605,618    $37,302,460
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $41,068,873    $37,046,987
----------------------------------------------------------------------------------------
  Undistributed net investment income                             (38,011)       (30,043)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (730,063)      (512,184)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              2,304,819        797,700
========================================================================================
                                                              $42,605,618    $37,302,460
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Bond Fund of Connecticut (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn a high level of current income exempt from federal taxes and Connecticut taxes.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date. On March 31, 2001, undistributed net investment income was increased by $21,492 and shares of beneficial interest decreased $21,492 as a result of differing book/tax treatment of distributions in excess of net investment income. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $730,062 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bond, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended March 31, 2001, AFS was paid $13,979 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended March 31, 2001, the Fund paid AIM Distributors $95,669 as compensation under the Plan.
  AIM Distributors received commissions of $34,200 from sales of shares of the Fund during the year ended March 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund. During the year ended March 31, 2001, AIM Distributors received $10,000 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2001, the Fund paid legal fees of $4,502 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $710 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $710.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2001 was $12,302,811 and $10,780,991, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $2,368,498
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (63,679)
=========================================================
Net unrealized appreciation of investment
  securities                                   $2,304,819
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                       2001                        2000
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
                                                              --------    -----------    --------    ------------
Sold                                                           967,656    $10,306,321     615,888    $  6,621,410
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            104,481      1,109,922     111,105       1,180,598
-----------------------------------------------------------------------------------------------------------------
Reacquired                                                    (698,586)    (7,372,865)   (942,707)    (10,011,329)
=================================================================================================================
                                                               373,551    $ 4,043,378    (215,714)   $ (2,209,321)
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 10.51    $ 11.00    $ 11.04    $ 10.77    $ 10.81
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.50       0.51       0.53       0.55       0.56
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.36      (0.49)     (0.03)      0.27      (0.05)
=================================================================================================================
Total from investment operations                                 0.86       0.02       0.50       0.82       0.51
=================================================================================================================
Distributions to shareholders:
  From net investment income                                    (0.50)     (0.51)     (0.54)     (0.55)     (0.55)
-----------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            (0.01)        --         --         --         --
_________________________________________________________________________________________________________________
=================================================================================================================
    Total distributions                                         (0.51)     (0.51)     (0.54)     (0.55)     (0.55)
_________________________________________________________________________________________________________________
=================================================================================================================
Net asset value, end of period                                $ 10.86    $ 10.51    $ 11.00    $ 11.04    $ 10.77
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(a)                                                  8.38%      0.28%      4.64%      7.78%      4.84%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,606    $37,302    $41,440    $40,567    $38,118
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.12%(b)   1.09%      0.99%      0.88%      0.72%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.12%(b)   1.10%      1.11%      1.11%      1.09%
=================================================================================================================
Ratio of net investment income to average net assets             4.71%(b)   4.79%      4.78%      5.02%      5.18%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            29%        28%         7%         5%        17%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $38,267,385.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Tax-Exempt Cash Fund and Board of Trustees of AIM-Tax Exempt Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
AIM Tax-Exempt Cash Fund:

We have audited the accompanying statement of changes in net assets of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.) for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Tax-Exempt Cash Fund for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

May 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
March 31, 2001

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE
SHORT-TERM MUNICIPAL
  OBLIGATIONS-90.86%

ALABAMA-1.92%

Montgomery (City of)
  Industrial Development
  Board (Industrial
  Partners Project);
  Refunding VRD Series 1989
  RB (LOC-Suntrust Bank)
  3.65%, 01/01/07(b)          --      Aa3      $1,220   $ 1,220,000
===================================================================

ALASKA-0.45%

Fairbanks North Star
  (Borough of); Unlimited
  Tax Series 2001 D GO
  7.00%, 02/01/02(c)          AAA     Aaa         275       282,862
===================================================================

ARIZONA-1.45%

Lake Havasu (City of);
  Refunding Series 1999 RB
  3.60%, 06/01/01(c)          AAA     Aaa         180       180,000
-------------------------------------------------------------------
Tempe (City of); Unlimited
  Tax Series 1992 GO
  8.00%, 07/01/01             AA+     Aa1         735       742,868
===================================================================
                                                            922,868
===================================================================

ARKANSAS-3.53%

Arkansas (University of)
  (Athletic
  Facilities-Razorback
  Stadium); Series 1999 RB
  3.55%, 09/15/01(c)          --      Aaa         940       941,460
-------------------------------------------------------------------
Arkansas (University of)
  (University of Arkansas
  for Medical Sciences
  Campus); Refunding VRD
  Series 1998 RB
  3.55%, 12/01/19(b)(c)       --     VMIG-1     1,300     1,300,000
===================================================================
                                                          2,241,460
===================================================================

COLORADO-0.68%

Adams and Weld (Counties
  of) School District #27J
  (Brighton); Unlimited Tax
  Series 2001 GO
  4.00%, 12/01/01(c)          AAA     Aaa         430       431,524
===================================================================

FLORIDA-14.91%

Dade (County of) Aviation
  Board; Refunding Series
  1995 A RB
  5.40%, 10/01/01(c)          AAA     Aaa          50        50,468
-------------------------------------------------------------------
Florida (State of) Capital
  Trust Agency; Multifamily
  Housing VRD Series 1999 B
  RB
  3.60%, 12/01/32 (Acquired
  01/27/00-03/23/01; Cost
  $5,638,000)(b)(c)(d)       A-1+      --       5,638     5,638,000
-------------------------------------------------------------------
Gulf Breeze (City of)
  Healthcare Facilities
  Authority (Heritage
  Healthcare Project); VRD
  Series 1999 RB
  3.60%, 01/01/24(b)          --     VMIG-1     3,200     3,200,000
-------------------------------------------------------------------

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE
FLORIDA-(CONTINUED)

Hollywood (City of) Water
  and Sewer; Series 1991 RB
  6.88%, 10/01/01(c)(e)(f)    AAA     Aaa      $  100   $   103,595
-------------------------------------------------------------------
Jacksonville (City of)
  (Gator Bowl Project);
  Capital Improvements
  Certificates Series 1994
  RB
  5.05%, 10/01/01(c)          AAA     Aaa         100       100,958
-------------------------------------------------------------------
Orange (County of) Health
  Facilities Authority
  (Presbyterian Retirement
  Project); VRD Series 1998
  RB (LOC-Bank of America
  N.A.)
  3.60%, 11/01/28(b)(g)       --       --         200       200,000
-------------------------------------------------------------------
Palm Beach (County of)
  (Land Acquisition
  Program); Unlimited Tax
  Series 1999 B GO
  4.00%, 08/01/01             AAA     Aa1         170       170,224
===================================================================
                                                          9,463,245
===================================================================

GEORGIA-3.04%

Dekalb Private Hospital
  Authority (Egleston
  Children's Hospital at
  Emory University); VRD
  Series 1994 A RAC
  (LOC-Suntrust Bank)
  3.45%, 03/01/24(b)         A-1+    VMIG-1     1,931     1,931,000
===================================================================

HAWAII-0.08%

Honolulu (City of);
  Unlimited Tax Series 1991
  A GO
  6.40%, 08/01/01(e)(f)       AAA     Aaa          50        50,904
===================================================================

IDAHO-0.60%

Idaho State Building
  Authority Series 2001 A
  RB
  4.00%, 09/01/01(c)          AAA     Aaa         380       380,897
===================================================================

ILLINOIS-11.17%

Chicago (City of); Limited
  Tax Series 1995 C GO
  6.25%, 10/31/01(c)          AAA     Aaa         250       253,890
-------------------------------------------------------------------
Kane Cook & Du Page
  (Counties of) Illinois
  School District #46
  (Elgin); Unlimited Tax
  Series 2000 GO
  5.75%, 01/01/02(c)          --      Aaa         400       406,855
-------------------------------------------------------------------
McHenry and Lake (Counties
  of) Community Consumer
  School District #15;
  Limited Tax Debt
  Certificates Series 2001
  GO
  4.25%, 12/01/01(c)          --      Aaa         250       251,208
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Refunding VRD Series 1996
  C RB (LOC-Lasalle
  National Bank)
  3.52%, 05/15/26(b)         A-1+      --       1,420     1,420,000
-------------------------------------------------------------------

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Health Facilities
  Authority; (Loyola
  University Health
  System); VRD Taxable
  Series 1997 C RB
  5.20%, 07/01/24(b)(h)      A-1+    VMIG-1    $1,700   $ 1,700,000
-------------------------------------------------------------------
Illinois Health Facilities
  Authority; Revolving Fund
  Pooled VRD Series 1985 D RB
  (LOC-Bank One Illinois N.A.)
  3.55%, 08/01/15(b)          A-1    VMIG-1     2,394     2,394,000
-------------------------------------------------------------------
Illinois (State of);
  Refunding Unlimited Tax
  Series 1993 GO
  4.90%, 06/01/01             AA      Aa2         100       100,000
-------------------------------------------------------------------
Illinois (State of) Sales
  Tax; Series 1994 U RB
  4.50%, 06/15/01             AAA     Aa2         400       401,134
-------------------------------------------------------------------
Whiteside (County of)
  Community Unit School
  District #6 (Morrison);
  Refunding Unlimited Tax
  Series 1993 GO
  4.20%, 12/30/01(c)          AAA     Aaa         165       165,000
===================================================================
                                                          7,092,087
===================================================================

INDIANA-0.08%

Indiana Health Facilities
  Financing Authority
  (Community Hospitals
  Project); VRD Series 2000
  A RB (LOC-Bank of America)
  3.55%, 07/01/28(b)         A-1+      --          50        50,000
===================================================================

IOWA-1.73%

Iowa (State of) Higher
  Education Loan Authority
  (Private College
  Facilities-Grand View
  Project); VRD Series 2000
  RB (LOC-Firstar Bank N.A.)
  3.90%; 10/01/25(b)          A-1               1,100     1,100,000
===================================================================

KENTUCKY-0.47%

Jefferson (County of)
  School District Finance
  Corporation; School
  Building Series 2000 A RB
  5.13%, 07/01/01             AA-     Aa3         300       300,517
===================================================================

LOUISIANA-0.79%

Baton Rouge (City of) Sales
  and Use Tax (Public
  Improvement Project);
  Refunding Series 1998 A RB
  4.00%, 08/01/01(c)          AAA     Aaa         500       500,810
===================================================================

MARYLAND-3.94%

Baltimore (County of)
  Economic Development
  (Blue Circle Inc. Project);
  VRD Series 1992 RB
  (LOC-Den Danske Bank A/S)
  3.60%, 12/01/17(b)          --     VMIG-1     2,500     2,500,000
===================================================================

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE

MASSACHUSETTS-0.16%

New Bedford (City of)
  (Municipal Purpose Loan);
  Limited Tax Series 1995 GO
  4.75%, 10/15/01(c)          AAA     Aaa      $  100   $   100,735
===================================================================

MICHIGAN-1.01%

Grosse Point (City of)
  Public Schools System;
  Limited Tax Series 2001 GO
  4.00%, 05/01/01             --      Aa2         335       335,071
-------------------------------------------------------------------
Michigan (State of)
  Municipal Bond Authority
  (Local Government Loan
  Program-Qualified
  Schools); Series 1991 RB
  6.95%, 05/15/01(e)(f)       AAA     Aaa         200       204,782
-------------------------------------------------------------------
Plymouth (Township of)
  Economic Development
  Corp. (Key International
  Manufacturing Inc. Project);
  VRD Series 1984 RB
  (LOC-Nations Bank)
  3.50%, 07/01/04(b)(i)       --       --         100       100,000
===================================================================
                                                            639,853
===================================================================

MINNESOTA-2.14%

Fairview Hospital and
  Healthcare Services; ACES
  Taxable VRD Series 1994 A RB
  5.15%, 11/01/15(b)(c)(h)    A-1    VMIG-1     1,000     1,000,000
-------------------------------------------------------------------
Savage (City of); Unlimited
  Tax Series 2001 A GO
  4.25%, 02/01/02(c)          --      Aaa         355       357,580
===================================================================
                                                          1,357,580
===================================================================

MISSOURI-0.95%

Jackson (County of)
  Reordinance School District
  #4 (Blue Springs); Unlimited
  Tax Series 1995 GO
  5.65%, 03/01/02(e)(f)       AAA     Aaa         100       102,006
-------------------------------------------------------------------
Missouri (State of) Health
  and Educational
  Facilities Authority
  (Washington University);
  Series 2000 D RB
  4.45%, 06/15/01             AA+     Aa1         250       250,000
-------------------------------------------------------------------
Sikeston (City of);
  Electric Refunding
  Series 1992 RB
  5.70%, 06/01/01(c)          AAA     Aaa         250       250,463
===================================================================
                                                            602,469
===================================================================

MONTANA-0.79%

Missoula (County of)
  (Washington Corp. Project);
  Floating Rate Monthly
  Demand Series 1984 IDR
  (LOC-Bank of Montreal)
  3.51%, 11/01/04(b)          --     VMIG-1       500       500,000
===================================================================

NEBRASKA-1.25%

Omaha (City of) Airport
  Authority; Series 1991 RB
  8.38%, 01/01/02(e)(f)       AAA     Aaa         750       793,210
===================================================================

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE

NEVADA-0.39%

Washoe (County of) School
  District; Limited Tax
  Series 1998 GO
  4.25%, 06/01/01(c)          AAA     Aaa      $  250   $   250,350
===================================================================

NEW HAMPSHIRE-2.21%

New Hampshire Higher
  Education and Health
  Facilities Authority (VHA
  New England Inc.); VRD
  Series 1985 C RB
  3.55%, 12/01/25(b)(c)      A-1+      --       1,400     1,400,000
===================================================================

NEW MEXICO-0.64%

Farmington (City of)
  Municipal School District
  #5; Refunding Unlimited
  Tax Series 2001 GO
  4.25%, 09/01/01(c)          --       A1         100       100,261
-------------------------------------------------------------------
New Mexico (State of)
  Finance Authority (Public
  Project); Revolving Fund
  Series 2000 C RB
  4.35%, 06/01/01(c)          AAA     Aaa         305       305,000
===================================================================
                                                            405,261
===================================================================

NEW YORK-1.15%

Port Chester Union Free
  School District,
  Unlimited Tax Series 2000
  GO
  5.13%, 06/15/01(c)          --      Aaa         730       730,901
===================================================================

NORTH CAROLINA-0.16%

Mecklenburg (County of)
  (Public Improvement);
  Unlimited Tax Series 1998
  B GO
  4.30%, 2/01/02              AAA     Aaa         100       100,856
===================================================================

OHIO-1.17%

Columbus (City of); Water
  System Refunding Series
  1991 RB
  6.10%, 11/01/01(e)(f)       AAA     Aaa         300       310,349
-------------------------------------------------------------------
Cuyahoga (County of) (Jail
  Facilities); Unlimited
  Tax Series 1991 GO
  7.00%, 10/01/01(e)(f)       AAA     Aaa         130       134,282
-------------------------------------------------------------------
Delaware (County of)
  (Radiation Sterilizers,
  Inc.); VRD Series 1984
  IDR (LOC-Comerica Bank)
  3.60%, 12/01/04(b)          A-1      --         300       300,000
===================================================================
                                                            744,631
===================================================================

OKLAHOMA-1.58%

Oklahoma (State of) Water
  Reserve Board; Series
  2001 RB
  4.00%, 10/01/01            SP-1+     --         280       281,036
-------------------------------------------------------------------
Tulsa (City of) Industrial
  Authority (Tulsa Regional
  Medical Center); Series
  1991 A RB
  7.63%, 06/01/01(e)(f)       AAA     Aaa          45        46,181
-------------------------------------------------------------------

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE
OKLAHOMA-(CONTINUED)

Tulsa (County of)
  Independent School
  District #9 (Union Board
  of Education); Unlimited
  Tax Series 1998 GO
  4.50%, 06/01/01             AA      Aa2      $  350   $   350,167
-------------------------------------------------------------------
Tulsa (County of)
  Industrial Authority (St.
  Francis Hospital Inc.);
  Healthcare Series 1991 RB
  6.60%, 06/15/01(e)(f)       AAA     Aaa          15        15,376
-------------------------------------------------------------------
Tulsa (County of)
  Industrial Authority (St.
  Francis Hospital Inc.);
  Healthcare Series 1991 RB
  6.60%, 06/15/01(c)(e)(f)    AAA     Aaa         150       153,795
-------------------------------------------------------------------
Tulsa (County of)
  Industrial Authority (St.
  Francis Hospital Inc.);
  Healthcare Series 1991 RB
  6.75%, 06/15/01(e)(f)       AAA     Aaa         150       153,841
===================================================================
                                                          1,000,396
===================================================================

PENNSYLVANIA-4.57%

Eagle Tax Exempt Trust;
  Class A Series COP
  3.55%, 05/01/07(b)(c)(j)    AAA     Aaa       1,295     1,295,000
-------------------------------------------------------------------
Philadelphia (City of) Gas
  Works; First Series 1998
  A RB
  4.75%, 07/01/01(c)          AAA     Aaa       1,000     1,001,083
-------------------------------------------------------------------
Rose Tree Media School
  District; Unlimited Tax
  Series 1992 A GO
  6.15%, 09/15/01(c)(e)(f)    AAA     Aaa         600       607,772
===================================================================
                                                          2,903,855
===================================================================

SOUTH CAROLINA-1.78%

Berkeley (County of) Water
  and Sewer; Refunding and
  Improvement Series 1991
  RB
  7.00%, 06/01/01(e)(f)       AAA     Aaa         225       230,809
-------------------------------------------------------------------
Greenville (City of)
  Hospital Systems
  Facilities; Series 1996 A
  RB
  4.75%, 05/01/01             AA      Aa3         900       900,715
===================================================================
                                                          1,131,524
===================================================================

TENNESSEE-3.37%

Nashville and Davidson
  (Counties of) (Amberwood
  Ltd. Project); Metro
  Government Mutifamily
  Housing Refunding VRD
  Series 1993 A IDR
  (LOC-Commerzbank A.G.)
  3.75%, 07/01/13(b)          A-1     P-1       1,140     1,140,000
-------------------------------------------------------------------
Sevier (County of) Public
  Building Authority (Local
  Government- Public
  Improvement); Adjustable
  Series 1995 A
  3.50%, 06/01/15(b)(c)       AAA    VMIG-1     1,000     1,000,000
===================================================================
                                                          2,140,000
===================================================================

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE

TEXAS-9.40%

Bexar (County of) Housing
  Finance Authority
  (Fountainhead
  Apartments); Multifamily
  Refunding VRD Series 1996
  RB
  3.45%, 09/15/26(b)         A-1+      --      $1,387   $ 1,387,000
-------------------------------------------------------------------
Central Texas College
  District (Combined
  Building Use Fee); Series
  1993 RB
  4.80%, 05/15/01(c)(e)(f)    AAA     Aaa         370       370,215
-------------------------------------------------------------------
Crowley (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 1991
  GO
  6.50%, 08/01/01(c)(e)(f)    AAA     Aaa         400       403,409
-------------------------------------------------------------------
Gulf Coast Waste Disposal
  Authority (Bayport Area
  Systems); Refunding
  Series 1992 A RB
  6.70%, 10/01/01(c)(e)(f)    AAA     Aaa         500       508,265
-------------------------------------------------------------------
Lubbock (City of);
  Refunding Unlimited Tax
  Series 1999 GO
  4.00%, 02/15/02             AA+     Aa2         100       100,596
-------------------------------------------------------------------
North Central Texas Health
  Facilities Development
  Corp. (Retirement
  Facilities-Northwest
  Senior Housing); VRD
  Series 1999 C RB
  (LOC-Lasalle Bank N.A.)
  3.52%, 11/15/29(b)         A-1+      --         600       600,000
-------------------------------------------------------------------
Paris (City of); Refunding
  Unlimited Tax Series 1991
  GO
  6.30%, 12/15/01(c)(e)(f)    AAA     Aaa         130       132,682
-------------------------------------------------------------------
Queen (City of) Independent
  School District;
  Unlimited Tax Series 1991
  GO
  6.50%, 08/15/01(e)(f)       AAA     Aaa         100       100,949
-------------------------------------------------------------------
San Antonio (City of)
  Independent School
  District; Unlimited Tax
  Series 1999 GO
  4.10%, 08/15/01             AAA     Aaa         710       712,207
-------------------------------------------------------------------
Texas (State of) Water
  Development Board;
  Revolving Lien Series
  1996 A RB
  4.50%, 07/15/01             AAA     Aaa         250       250,672
-------------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers);
  VRD Series 1985 A IDR
  (LOC-Comerica Bank)
  3.60%, 11/01/05(b)          A-1      --       1,400     1,400,000
===================================================================
                                                          5,965,995
===================================================================

UTAH-2.99%

Salt Lake (County of)
  Housing Authority (Santa
  Fe Apartments Project);
  Multifamily Housing
  Refunding VRD Series 1992
  RB (LOC-Dresdner Bank AG)
  3.55%, 07/01/22(b)          --     VMIG-1     1,900     1,900,000
===================================================================

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE

VIRGINIA-2.36%

Norfolk (City of)
  Industrial Development
  Authority (Sentara Health
  System); Commercial Paper
  Notes
  2.95%, 04/02/01            A-1+     P-1      $1,500   $ 1,500,000
===================================================================

WASHINGTON-1.11%

Port Townsend (City of)
  Industrial Development
  Corp. (Port Townsend
  Paper Corp.); VRD Series
  1988 A RB (LOC-ABN Amro
  Bank N.V.)
  3.60%, 03/01/09(b)          --     VMIG-1       500       500,000
-------------------------------------------------------------------
Washington (State of);
  Refunding Unlimited Tax
  Series 1992 R-92 C GO
  5.60%, 09/01/01             AA+     Aa1         200       202,026
===================================================================
                                                            702,026
===================================================================

WEST VIRGINIA-0.76%

Jefferson (County of) Board
  of Education; Refunding
  Unlimited Public School
  Tax Series 2000 GO
  4.75%, 07/01/01             AA-      --         480       480,290
===================================================================

WISCONSIN-5.65%

Boyceville (City of)
  Community School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  4.00%, 03/01/02(c)          --      Aaa         425       426,885
-------------------------------------------------------------------
Grande Chute (City of);
  Promissory Notes
  Unlimited Tax Series 2000
  GO
  4.55%, 06/01/01(c)          --       A2         350       350,000
-------------------------------------------------------------------
Milwaukee (City of);
  Unlimited Tax Series 1991
  BZ GO
  6.30%, 06/15/01             AA      Aa2       1,000     1,004,236
-------------------------------------------------------------------
Monona Grove (City of)
  School District;
  Promissory Notes
  Unlimited Tax Series 1994
  GO
  5.65%, 03/01/02             AA-      --         590       602,060
-------------------------------------------------------------------
Walworth (County of);
  Promissory Notes
  Unlimited Tax Series 2001
  GO
  4.88%, 02/01/02             AA      Aa3         100       101,206
-------------------------------------------------------------------
Wauwatosa (City of);
  Promissory Notes
  Unlimited Tax Series 1999
  GO
  4.40%, 12/01/01             --      Aaa         100       100,581
-------------------------------------------------------------------
Wisconsin (State of);
  Refunding Unlimited Tax
  Series 1994 2 GO
  5.10%, 05/01/01             AA      Aa2       1,000     1,000,646
===================================================================
                                                          3,585,614
===================================================================

                                RATING(a)       PAR
                              S&P    MOODY'S   (000)       VALUE

WYOMING-0.43%

Wyoming (State of)
  Community Development
  Authority; Housing Series
  1995 4 RB
  4.90%, 12/01/01             AA      Aa2      $  270   $   272,464
===================================================================
    Total Short-Term Municipal
      Obligations (Cost
      $57,676,184)                                       57,676,184
===================================================================

MASTER NOTE AGREEMENT(h)-4.41%

BROKER/DEALER-4.41%

Merrill Lynch Mortgage
  Capital, Inc.
  5.57%, 08/20/01 (Cost
  $2,800,000)(k)                                2,800     2,800,000
===================================================================

                                               PAR
                                              (000)       VALUE

REPURCHASE AGREEMENTS(h)(l)-5.23%

Bank One Capital Markets, Inc.
  5.38%, 04/02/01(m)                          $  570   $   569,963
------------------------------------------------------------------
UBS Warburg (Switzerland)
  5.38%, 04/02/01(n)                           2,750     2,750,000
==================================================================
    Total Repurchase
      Agreements (Cost
      $3,319,963)                                        3,319,963
==================================================================
TOTAL INVESTMENTS-100.50% (Cost $63,796,147)(o)         63,796,147
==================================================================
OTHER ASSETS LESS
  LIABILITIES-(0.50)%                                     (315,963)
==================================================================
NET ASSETS-100.00%                                     $63,480,184
__________________________________________________________________
==================================================================

Abbreviations:

ACES  - Automatically Convertible Securities
COP   - Certificates of Participation
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
LOC   - Letter of Credit
RAC   - Revenue Anticipation Certificates
RB    - Revenue Bonds
VRD   - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). Ratings are not covered by Report of Independent Auditors.
(b) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on 03/31/01.
(c) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 03/31/01 represented 8.88% of the Fund's net assets.
(e)  Secured by an escrow fund of U.S. Treasury Obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g)  The rating for the following security is assigned by Fitch IBCA ("Fitch"):

                          SECURITY                            RATING
                          --------                            ------
Orange (County of) Health Facilities Authority..............   F1+

(h)  Interest does not qualify as exempt interest for federal tax purposes.
(i) Determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Trustees and followed by the investment advisor.
(j) These certificates of participation instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically.
(k) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 03/31/01.
(l) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(m) Joint repurchase agreement entered into 03/30/01 with a maturing value of $150,067,250. Collateralized by $154,170,000 U.S. Government obligations, 0% to 7.00% due 06/28/01 to 05/27/09 with an aggregate market value at 03/31/01 of $153,002,147.
(n) Joint repurchase agreement entered into 03/30/01 with a maturing value of $1,000,448,333. Collateralized by $1,161,456,812 U.S. Government
     obligations, 5.00% to 10.50% due 08/01/03 to 04/01/31 with an aggregate market value at 03/31/01 of $1,020,002,718.
(o)  Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at value (amortized cost)            $63,796,147
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                  1,483,788
-------------------------------------------------------------
  Interest                                            439,502
-------------------------------------------------------------
Investment for deferred compensation plan              39,548
-------------------------------------------------------------
Other assets                                           19,807
=============================================================
    Total assets                                  $65,778,792
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,959,346
-------------------------------------------------------------
  Fund shares reacquired                              251,242
-------------------------------------------------------------
  Dividends                                             4,888
-------------------------------------------------------------
  Deferred compensation plan                           39,548
-------------------------------------------------------------
Accrued administrative services fees                    7,847
-------------------------------------------------------------
Accrued distribution fees                              15,059
-------------------------------------------------------------
Accrued transfer agent fees                             1,425
-------------------------------------------------------------
Accrued operating expenses                             19,253
=============================================================
    Total liabilities                               2,298,608
=============================================================
Net assets applicable to shares outstanding       $63,480,184
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                        63,472,537
_____________________________________________________________
=============================================================
Net asset value, offering and redemption
  price per share                                 $      1.00
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest                                          $2,702,447
============================================================

EXPENSES:

Advisory fees                                        213,058
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                         3,626
------------------------------------------------------------
Distribution fees                                    152,187
------------------------------------------------------------
Transfer agent fees                                   44,586
------------------------------------------------------------
Trustees' fees                                         7,873
------------------------------------------------------------
Registration and filing fees                          50,736
------------------------------------------------------------
Other                                                 33,281
============================================================
    Total expenses                                   555,347
============================================================
Less: Fees waived                                    (91,312)
------------------------------------------------------------
    Expenses paid indirectly                          (1,124)
============================================================
    Net expenses                                     462,911
============================================================
Net investment income                              2,239,536
============================================================

REALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities           9,459
============================================================
Net increase in net assets resulting from
  operations                                      $2,248,995
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 2,239,536    $ 1,702,707
----------------------------------------------------------------------------------------
  Net realized gain from investment securities                      9,459             --
========================================================================================
    Net increase in net assets resulting from operations        2,248,995      1,702,707
========================================================================================
Distributions to shareholders from net investment income       (2,241,610)    (1,730,612)
----------------------------------------------------------------------------------------
Share transactions-net                                          3,032,560       (690,854)
========================================================================================
    Net increase (decrease) in net assets                       3,039,945       (718,759)
========================================================================================

NET ASSETS:

  Beginning of year                                            60,440,239     61,158,998
========================================================================================
  End of year                                                 $63,480,184    $60,440,239
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $63,454,051    $60,421,491
----------------------------------------------------------------------------------------
  Undistributed net investment income                              21,244         23,318
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                      4,889         (4,570)
========================================================================================
                                                              $63,480,184    $60,440,239
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bonds, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2001, AFS was paid $33,045 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. Currently, AIM Distributors has agreed to waive a portion of its compensation payable by the Fund such that compensation paid pursuant to the Plan equals 0.10% of the Fund's average daily net assets. For the year ended March 31, 2001, the Fund paid AIM Distributors $60,875 as compensation under the Plan. For the year ended March 31, 2001, AIM Distributors waived fees of $91,312.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2001, the Fund paid legal fees of $4,530 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,124 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,124.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                         2001                            2000
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    ------------    ------------    -------------
Sold                                                           85,771,473    $ 85,771,473      99,988,658    $  99,988,658
==========================================================================================================================
Issued as reinvestment of dividends                             2,175,855       2,175,855       1,656,515        1,656,515
==========================================================================================================================
Reacquired                                                    (84,914,768)    (84,914,768)   (102,336,027)    (102,336,027)
==========================================================================================================================
                                                                3,032,560    $  3,032,560        (690,854)   $    (690,854)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04       0.03       0.03       0.03       0.03
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)     (0.03)     (0.03)     (0.03)     (0.03)
=================================================================================================================
Net asset value, end of period                                $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
_________________________________________________________________________________________________________________
=================================================================================================================
Total return                                                     3.76%      3.05%      2.90%      3.12%      2.82%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,480    $60,440    $61,159    $51,934    $56,880
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.76%(a)   0.80%      0.79%      0.83%      1.04%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.91%(a)   0.95%      0.94%      0.98%      1.19%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of net investment income to average net assets             3.68%      2.99%      2.83%      3.07%      2.78%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Ratios are based on average daily net assets of $60,874,673.

NOTE 8-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Tax-Free Intermediate Fund and Board of Trustees of AIM Tax-Exempt Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
AIM Tax-Free Intermediate Fund:

We have audited the accompanying statement of changes in net assets of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds, Inc.) for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Tax-Free Intermediate Fund for the year ended March 31, 2000 and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

May 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
March 31, 2001

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

ALABAMA-1.01%

Alabama Special Care
  Facilities Financing
  Authority (Birmingham
  Charity Obligation
  Group); Hospital Series
  1997 RB
  4.95%, 11/01/07(b)(c)      NRR    Aaa      $   900   $    946,854
-------------------------------------------------------------------
Alabama State Municipal
  Electric Authority; Power
  Supply Series 1991 A RB
  6.30%, 09/01/01(d)         AAA    Aaa          400        405,084
-------------------------------------------------------------------
  6.50%, 09/01/01(b)(c)      AAA    Aaa        1,000      1,023,720
-------------------------------------------------------------------
Jefferson (County of)
  (School Improvements
  Project); Limited Tax
  Series 2000 GO
  5.05%, 02/15/09(d)         AAA    Aaa        1,000      1,059,810
-------------------------------------------------------------------
Lauderdale & Florence
  (County of) Health Care
  Authority (Coffee Health
  Group Project);
  Unlimited Tax Series 1999
    A GO
  5.00%, 07/01/07(d)         AAA    Aaa        1,000      1,049,620
-------------------------------------------------------------------
  Unlimited Tax Series 2000
    A RB
  5.25%, 07/01/04(d)         AAA    Aaa        1,195      1,250,651
-------------------------------------------------------------------
  5.50%, 07/01/08(d)         AAA    Aaa          385        415,946
===================================================================
                                                          6,151,685
===================================================================

ALASKA-0.47%

Alaska State Housing
  Financing Corp.; Series
  1991 A-1 RB
  4.90%, 12/01/07(d)         AAA    Aaa          760        791,479
-------------------------------------------------------------------
Anchorage (City of);
  Unlimited Tax Series 1994
  GO
  5.50%, 07/01/06(d)         AAA    Aaa        1,950      2,082,756
===================================================================
                                                          2,874,235
===================================================================

AMERICAN SAMOA-0.84%

American Samoa (Territory
  of); Refunding Unlimited
  Tax Series 2000 GO
  5.50%, 09/01/01(d)          A      --        1,010      1,017,242
-------------------------------------------------------------------
  5.75%, 09/01/03(d)          A      --        1,120      1,158,024
-------------------------------------------------------------------
  6.00%, 09/01/06(d)          A      --        1,585      1,683,872
-------------------------------------------------------------------
  6.00%, 09/01/07(d)          A      --        1,150      1,224,646
===================================================================
                                                          5,083,784
===================================================================

ARIZONA-4.49%

Arizona Agriculture
  Improvement and Power
  District (Salt River
  Project); Refunding
  Series 1993 B RB
  5.38%, 01/01/09             AA    Aa2        1,000      1,039,790
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
ARIZONA-(CONTINUED)

Arizona State
  Transportation Board
  (Highway Project);
  Refunding Series 1993 A
  RB
  6.00%, 07/01/08             AA    Aa2      $   800   $    900,216
-------------------------------------------------------------------
Arizona State
  Transportation Board
  (Maricopa County Regional
  Area Road); Series 1992 A
  RB
  5.40%, 07/01/01(d)         AAA    Aaa        1,150      1,156,176
-------------------------------------------------------------------
Central Arizona Water
  Conservation District
  (Central Arizona
  Project); Series 1991 B
  RB
  6.20%, 11/01/01(d)         AAA    Aaa        3,070      3,123,541
-------------------------------------------------------------------
Flagstaff (City of);
  Refunding Unlimited Tax
  Series 2001 GO
  5.00%, 07/01/07(d)         AAA    Aaa        1,900      2,019,016
-------------------------------------------------------------------
  5.00%, 07/01/08(d)         AAA    Aaa        2,530      2,689,188
-------------------------------------------------------------------
  5.00%, 07/01/09(d)         AAA    Aaa        2,700      2,864,457
-------------------------------------------------------------------
Maricopa County Unified
  School District #4 (Mesa
  Project of 1995);
  Unlimited Tax Series 1998
  E GO
  5.00%, 07/01/09(d)         AAA    Aaa        1,900      2,003,645
-------------------------------------------------------------------
Maricopa County Unified
  School District #11
  (Peoria Project of 1991);
  Unlimited Tax Series 1995
  GO
  5.50%, 07/01/10(b)(c)      AAA    Aaa        1,365      1,475,033
-------------------------------------------------------------------
Maricopa County Unified
  School District #28
  (Kyrene Elementary);
  Refunding Unlimited Tax
  Series 2001 A GO
  5.00%, 07/01/11(d)          --    Aaa        2,165      2,293,016
-------------------------------------------------------------------
Maricopa County Unified
  School District #41
  (Gilbert Project of
  1988); Unlimited Tax
  Series 1992 E GO
  6.20%, 07/01/02(b)         AAA    Aaa        1,250      1,295,063
-------------------------------------------------------------------
Mohave County Unified
  School District #1 (Lake
  Havasu); Unlimited Tax
  Series 1996 A GO
  5.40%, 07/01/06(d)         AAA    Aaa          200        215,658
-------------------------------------------------------------------
Navajo County Unified
  School District #6
  (Herber-Overgaard);
  Unlimited Tax Series 1997
  A GO
  5.00%, 07/01/07(d)         AAA    Aaa          450        477,792
-------------------------------------------------------------------
Navajo County Unified
  School District #32 (Blue
  Ridge); Refunding
  Unlimited Tax Series 2001
  GO
  5.00%, 07/01/09(d)         AAA     --        1,175      1,246,569
-------------------------------------------------------------------
  5.00%, 07/01/10(d)         AAA     --        1,300      1,379,924
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
ARIZONA-(CONTINUED)

Phoenix (City of) Street
  and Highway User;
  Refunding Sr. Lien Series
  1992 RB
  6.20%, 07/01/02             AA     A1      $ 1,000   $  1,034,690
-------------------------------------------------------------------
Tempe (City of) Unified
  High School District #213
  (Project of 1989);
  Unlimited Tax Series 1992
  B GO
  5.88%, 07/01/01(b)(c)       A+    NRR        1,000      1,016,470
-------------------------------------------------------------------
Yuma Industrial Development
  Authority (Yuma Regional
  Medical Center Project);
  Refunding Hospital Series
  1997 RB
  5.70%, 08/01/06(d)         AAA    Aaa        1,000      1,086,240
===================================================================
                                                         27,316,484
===================================================================

ARKANSAS-1.28%

Arkansas State Development
  Finance Authority;
  Correction Facility
  Series 1996 RB
  6.25%, 10/01/06(d)         AAA    Aaa        1,800      2,018,628
-------------------------------------------------------------------
Arkansas State Development
  Finance Authority, State
  Agencies Facilities
  (Department Correction
  Project);
  Series 1999 A RB
  4.50%, 11/01/01(d)         AAA    Aaa        1,190      1,199,532
-------------------------------------------------------------------
  5.00%, 11/01/05(d)         AAA    Aaa        1,125      1,186,976
-------------------------------------------------------------------
Little Rock (City of )
  Health Facility Board
  (Baptist Medical Center);
  Refunding Hospital Series
  1991 RB
  6.70%, 11/01/04(d)         AAA    Aaa        1,400      1,525,720
-------------------------------------------------------------------
North Little Rock (City
  of); Refunding Electric
  Series 1992 A RB
  6.00%, 07/01/01(d)         AAA    Aaa          500        503,360
-------------------------------------------------------------------
Paragould (City of); Water
  Sewer and Electric Series
  2000 RB
  4.90%, 12/01/09(d)         AAA    Aaa          295        311,160
-------------------------------------------------------------------
Sebastian (County of)
  (Arkansas Community Jr.
  College District);
  Refunding and Improvement
  Limited Tax Series 1997
  GO
  5.20%, 04/01/07(d)          --    Aaa        1,000      1,067,760
===================================================================
                                                          7,813,136
===================================================================

CALIFORNIA-0.24%

Folsom (City of) (School
  Facilities Project);
  Unlimited Tax Series 1994
  B GO
  6.00%, 08/01/02(d)         AAA    Aaa          500        519,515
-------------------------------------------------------------------
Inglewood (City of) (Daniel
  Freeman Hospital Inc.);
  Insured Hospital Series
  1991 RB
  6.50%, 05/01/01(b)         NRR    NRR          400        401,084
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
CALIFORNIA-(CONTINUED)

San Francisco (City and
  County of) Parking
  Authority; Parking Meter
  Series 1994 RB
  6.75%, 06/01/05(d)         AAA    Aaa      $   500   $    561,730
===================================================================
                                                          1,482,329
===================================================================

COLORADO-0.36%

Boulder (County of); Open
  Space Capital Improvement
  Trust Fund Series 1998 RB
  5.25%, 12/15/09            AA-     --        1,000      1,068,860
-------------------------------------------------------------------
Colorado Department of
  Transportation; Series
  2000 RAN 6.00%,
  06/15/06(d)                AAA    Aaa        1,000      1,103,800
===================================================================
                                                          2,172,660
===================================================================

CONNECTICUT-1.17%

Connecticut (State of)
  Development Authority
  (Corporate Independent
  Living Project); VRD
  Health Care Series 1990
  RB (LOC-Chase Manhattan
  Bank)
  3.25%, 07/01/15(e)          --   VMIG1       1,748      1,748,000
-------------------------------------------------------------------
Connecticut (State of)
  Residential Recovery
  Authority (Bridgeport
  Resco Co. LP Project);
  Refunding Series 1999 RB
  5.13%, 01/01/09(d)         AAA    Aaa        1,000      1,064,610
-------------------------------------------------------------------
Connecticut (State of)
  Special Tax Obligation
  (2nd Lien Transportation
  Infrastructure-1); VRD
  Series 1990 RB
  3.25%, 12/01/10(e)         A-1   VMIG1       2,046      2,046,000
-------------------------------------------------------------------
New Haven (City of);
  Unlimited Tax Series 1997
  GO
  6.00%, 02/15/06(d)         AAA    Aaa        2,050      2,256,107
===================================================================
                                                          7,114,717
===================================================================

DELAWARE-0.48%

Delaware (State of)
  Economic Development
  Authority (Delmarva Power
  & Light Co.); Refunding
  Facilities Series 2000 C
  RB
  5.50%, 07/01/10(b)(c)       A-     A3        2,045      2,150,686
-------------------------------------------------------------------
Delaware Transportation
  Authority; Senior Lien
  Transportation System
  Series 1991 RB
  6.00%, 07/01/01(b)(c)      AAA    Aaa          750        755,280
===================================================================
                                                          2,905,966
===================================================================

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

DISTRICT OF COLUMBIA-4.12%

District of Columbia;
  Refunding Unlimited Tax
  GO
  Series 1993 B-2
  5.50%, 06/01/07(d)         AAA    Aaa      $ 3,000   $  3,234,840
-------------------------------------------------------------------
  Series 1999 B
  5.50%, 06/01/09(d)         AAA    Aaa       13,000     14,081,730
-------------------------------------------------------------------
  Series 1993 B-1
  5.50%, 06/01/09(d)         AAA    Aaa        1,250      1,354,012
-------------------------------------------------------------------
District of Columbia;
  Unlimited Tax Series 1992
  B GO
  6.13%, 06/01/02(b)(c)      AAA    Aaa           60         63,106
-------------------------------------------------------------------
District of Columbia
  (American Association of
  Advancement Science);
  Refunding Series 1997 RB
  5.00%, 01/01/05(d)         AAA    Aaa          800        835,128
-------------------------------------------------------------------
District of Columbia
  (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/08(d)         AAA    Aaa          500        535,355
-------------------------------------------------------------------
  5.25%, 07/01/09(d)         AAA    Aaa          510        545,848
-------------------------------------------------------------------
District of Columbia
  (Medlantic Healthcare
  Group); Refunding
  Hospital Series A RB
  Series 1993
  5.50%, 08/15/06(b)         AAA    Aaa          500        541,125
-------------------------------------------------------------------
  Series 1996
  6.00%, 08/15/06(b)         AAA    Aaa        1,550      1,714,780
-------------------------------------------------------------------
  Series 1997
  6.00%, 08/15/07(b)         AAA    Aaa          500        558,045
-------------------------------------------------------------------
Washington D.C. Convention
  Center Authority; Senior
  Lien Dedicated Tax Series
  1998 RB
  5.25%, 10/01/09(d)         AAA    Aaa        1,500      1,608,195
===================================================================
                                                         25,072,164
===================================================================

FLORIDA-6.24%

Broward (County of)
  (Wheelabrator); Resource
  Recovery Refunding Series
  2001 A RB
  5.00%, 12/01/07            AA-     A3        5,530      5,758,278
-------------------------------------------------------------------
  5.38%, 12/01/10            AA-     A3          655        691,352
-------------------------------------------------------------------
  Resource Recovery
  Refunding Series 2001 B
  RB
  5.50%, 12/01/08            AA-     A3        3,000      3,226,530
-------------------------------------------------------------------
Capital Trust Agency
  (Reliance Community
  Revitalization); VRD
  Multifamily Housing
  Series 2000 B RB
  3.60%, 12/01/32(e)(f)      AAA     --       10,818     10,818,000
-------------------------------------------------------------------
Crossings at Fleming Island
  Community Development
  District; Refunding
  Special Assessment Series
  2000 B RB
  4.95%, 05/01/02(d)         AAA    Aaa          870        887,052
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
FLORIDA-(CONTINUED)

Florida State Board of
  Education; Lottery Series
  2000 B RB
  5.75%, 07/01/10(d)         AAA    Aaa      $ 1,000   $  1,119,260
-------------------------------------------------------------------
Jacksonville (City of)
  Electric Authority
  (Electric System); Sub.
  Series 2001 3-B RB
  4.30%, 10/01/10             AA    Aa2        5,000      4,965,350
-------------------------------------------------------------------
Miami Beach (City of)
  Health Facilities
  Authority (South Shore
  Hospital); Refunding
  Hospital Series 1998 A RB
  4.80%, 08/01/08             A      --        1,000      1,001,160
-------------------------------------------------------------------
Orange (County of) Health
  Facilities Authority
  (Presbyterian Retirement
  Communities Project); VRD
  Series 1998 RB (LOC-Bank
  of America N.A.)
  3.60%, 11/01/28             --     --        3,645      3,645,000
-------------------------------------------------------------------
Palm Beach (County of)
  (Land Acquisition
  Project); Unlimited Tax
  Series 2001 A GO
  4.30%, 06/01/11            AAA    Aa1        1,380      1,383,312
-------------------------------------------------------------------
Palm Beach (County of)
  Solid Waste Authority;
  Refunding Series 1997 A
  RB
  5.50%, 10/01/06(d)         AAA    Aaa        3,000      3,253,740
-------------------------------------------------------------------
Village Center Community
  Development District;
  Refunding Recreational
  Series 1998 A RB
  5.50%, 11/01/10(d)         AAA    Aaa        1,105      1,214,517
===================================================================
                                                         37,963,551
===================================================================

GEORGIA-2.12%

Albany (City of) Sewer
  System; Series 1992 RB
  6.30%, 07/01/02(b)         AAA    Aaa          500        518,815
-------------------------------------------------------------------
College Park Business and
  Industrial Development
  Authority; Civic Center
  Project Series 2000 RB
  5.25%, 09/01/01(d)         AAA    Aaa        1,135      1,144,489
-------------------------------------------------------------------
Dalton Utilities; Series
  1999 RB
  5.75%, 01/01/10(d)         AAA    Aaa        1,015      1,129,045
-------------------------------------------------------------------
De Kalb (County of) Private
  Hospital Authority
  (Egleston Children's
  Hospital); VRD Hospital
  Series 1994 A RAC
  (LOC-Suntrust Bank,
  Atlanta)
  3.45%, 03/01/24(e)         AA-    Aa3        1,021      1,021,000
-------------------------------------------------------------------
Fulton (County of) Water
  and Sewer; Refunding
  Series 1992 RB
  5.75%, 01/01/02(d)         AAA    Aaa          715        728,907
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
GEORGIA-(CONTINUED)

Georgia State; Unlimited
  Tax GO
  Series 1998 C
  5.75%, 09/01/01            AAA    Aaa      $ 5,000   $  5,053,500
-------------------------------------------------------------------
  Series 1992 B
  6.30%, 03/01/09            AAA    Aaa        1,425      1,633,819
-------------------------------------------------------------------
  Series 1992 B
  6.30%, 03/01/10            AAA    Aaa        1,000      1,157,090
-------------------------------------------------------------------
Metropolitan Atlanta Rapid
  Transportation Authority;
  Refunding Sales Tax
  Series 1991 M RB
  6.15%, 07/01/02            AA-     A1          500        513,300
===================================================================
                                                         12,899,965
===================================================================

HAWAII-0.93%

Hawaii (State of);
  Refunding Unlimited Tax
  Series 1997 CQ GO
  5.00%, 10/01/01(d)         AAA    Aaa        3,180      3,208,461
-------------------------------------------------------------------
Hawaii (State of);
  Refunding Unlimited Tax
  Series 1993 CA GO
  5.75%, 01/01/10(d)         AAA    Aaa        1,000      1,104,650
-------------------------------------------------------------------
Honolulu (City and County
  of); Unlimited Tax Series
  1994 B GO
  6.00%, 06/01/04(b)(c)      AAA    Aaa        1,230      1,330,995
===================================================================
                                                          5,644,106
===================================================================

IDAHO-0.08%

Idaho Housing Agency;
  Single Family Mortgage
  Sub. Series 1994 D-1 RB
  5.90%, 07/01/06             --    Aa2          455        487,705
===================================================================

ILLINOIS-9.10%

Chicago (City of); Limited
  Tax Series 1997 GO
  6.00%, 01/01/06(b)         AAA    Aaa          350        383,737
-------------------------------------------------------------------
  6.00%, 01/01/06(d)         AAA    Aaa          150        164,118
-------------------------------------------------------------------
Chicago (City of); Project
  and Refunding Unlimited
  Tax Series 2001 A GO
  5.50%, 01/01/10(d)         AAA    Aaa        1,000      1,088,880
-------------------------------------------------------------------
Chicago (City of)
  Distribution Package
  Facility; Series 1999 RB
  5.25%, 01/01/05(d)          A     Baa1       2,500      2,555,950
-------------------------------------------------------------------
Chicago (City of) Midway
  Airport; Series 1996 A RB
  5.30%, 01/01/08(d)         AAA    Aaa        1,000      1,069,750
-------------------------------------------------------------------
Chicago (City of) Park
  District; Refunding
  Unlimited Tax Series 1995
  GO
  6.00%, 01/01/07(d)         AAA    Aaa        2,000      2,208,640
-------------------------------------------------------------------
Chicago (City of) (Sub
  Central Loop
  Redevelopment); Tax
  Increment Allocation
  Series 2000 A
  6.50%, 12/01/08(d)          A      --        8,000      8,808,560
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
ILLINOIS-(CONTINUED)

Cook (County of); Unlimited
  Tax Series 1991 GO
  6.75%, 11/01/01(b)(c)      AAA    Aaa      $ 2,500   $  2,601,375
-------------------------------------------------------------------
Elk Grove Park District;
  Unlimited Tax Series 1992
  GO
  6.45%, 04/01/02(b)(c)      AAA    Aaa        1,140      1,176,890
-------------------------------------------------------------------
Hoffman Estates Multifamily
  Housing (Park Place
  Apartments Project);
  Refunding Series 1996 RB
  5.75%, 06/01/06(b)(c)      AAA     --        1,400      1,462,790
-------------------------------------------------------------------
Hoffman Estates Tax
  Increment (Economic
  Development Project);
  Refunding Series 1997 RB
  5.00%, 11/15/06(d)         AAA    Aaa        2,500      2,599,450
-------------------------------------------------------------------
Illinois Development
  Finance Authority
  (Adventist Health);
  Series 1997 A RB
  5.25%, 11/15/02(d)         AAA    Aaa        1,315      1,354,305
-------------------------------------------------------------------
Illinois Development
  Finance Authority
  (American College of
  Surgeons); VRD Series
  1996 RB (LOC-Northern
  Trust Co.)
  3.60%, 08/01/26(e)         A-1+    --        6,237      6,237,000
-------------------------------------------------------------------
Illinois Development
  Finance Authority
  (Citizens Utility Company
  Project); Series 1997 IDR
  4.80%, 08/01/25             A      --        1,000        990,800
-------------------------------------------------------------------
Illinois Educational
  Facilities Authority (MJH
  Educational Assistance);
  Series 1999 B RB
  4.63%, 09/01/04(b)(c)      AAA    Aaa          350        361,627
-------------------------------------------------------------------
Illinois Educational
  Facilities Authority
  (National Louis
  University); VRD Series
  1999 A RB (LOC-American
  National Bank & Trust)
  3.54%, 06/01/29(e)         A-1     --        7,300      7,300,000
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (Advocate
  Network Health Care);
  Series 2000 RB
  5.00%, 11/15/01             AA     A1          660        665,174
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (Children's
  Memorial Hospital);
  Series 1999 A RB
  5.50%, 08/15/07(d)         AAA    Aaa        1,580      1,698,137
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (Edward
  Hospital); Obligated
  Group Series 2001 A RB
  5.00%, 02/15/09(d)         AAA    Aaa        1,000      1,053,740
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (Highland Park
  Hospital); Series 1991 A
  RB
  5.55%, 10/01/06(d)         AAA    Aaa          500        540,170
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Health Facilities
  Authority (Revolving Fund
  Pooled); VRD Series 1985
  D RB (LOC-Bank One,
  Illinois N.A.)
  3.55%, 08/01/15(e)         A-1   VMIG1     $ 2,994   $  2,994,000
-------------------------------------------------------------------
Illinois Health Facilities
  Authority (The Carle
  Foundation); Series 1998
  A RB
  5.25%, 07/01/09(b)         AAA    Aaa        1,000      1,063,130
-------------------------------------------------------------------
Illinois Regional
  Transportation Authority;
  Series 1994 B RB
  6.30%, 06/01/04(b)(c)      AAA    Aaa        1,000      1,099,950
-------------------------------------------------------------------
Illinois (State of); Sales
  Tax Series 2000 RB
  5.50%, 06/15/01            AAA    Aa2        2,250      2,259,585
-------------------------------------------------------------------
Illinois (State of)
  Partners (Departmental
  Central Management
  Services); Series 1999
  COP
  4.90%, 07/01/08(d)         AAA    Aaa        1,000      1,050,910
-------------------------------------------------------------------
McHenry (County of) School
  District #47 (Crystal
  Lake); Unlimited Tax
  Series 1999 GO
  5.13%, 02/01/10(d)          --    Aaa        1,250      1,320,388
-------------------------------------------------------------------
Warrenville (City of) Tax
  Increment; Series 2000 RB
  5.25%, 05/01/07(d)         AAA    Aaa        1,170      1,251,397
===================================================================
                                                         55,360,453
===================================================================

INDIANA-2.74%

Hamilton (County of);
  Optional Income Tax
  Revenue Series 1998 RB
  5.00%, 07/10/08(d)         AAA    Aaa        1,095      1,156,320
-------------------------------------------------------------------
Indiana Health Facilities
  Financing Authority
  (Charity Obligated
  Group); VRD Series 1997 D
  RB
  5.00%, 11/01/07(b)(e)       --    Aaa        3,210      3,396,983
-------------------------------------------------------------------
Indiana Health Facilities
  Financing Authority
  (Community Hospitals
  Project); VRD Hospital
  Revenue Series 2000 A RB
  (LOC-Bank of America)
  3.55%, 07/01/28(e)         A-1+    --        7,307      7,307,000
-------------------------------------------------------------------
Indiana Municipal Power
  Agency (Power Supply
  System); Refunding
  Special Obligation
  1st-Crossover Series 1998
  B RB
  4.80%, 01/01/09(d)         AAA    Aaa        2,000      2,030,640
-------------------------------------------------------------------
Indiana Transportation
  Finance Authority;
  Airport Facilities Lease
  Series 1992 A RB
  6.00%, 11/01/01             AA     A1          500        507,955
-------------------------------------------------------------------
Indiana Transportation
  Finance Authority;
  Highway Series 1993 A RB
  5.50%, 06/01/07(d)         AAA    Aaa        1,000      1,084,997
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
INDIANA-(CONTINUED)

Indianapolis (City of);
  Local Public Improvement
  Series 1999 D RB
  5.10%, 01/01/09            AAA    Aaa      $   425   $    450,317
-------------------------------------------------------------------
Porter (County of) Jail
  Building Corporation;
  Refunding First Mortgage
  Series 2001 RB
  5.00%, 01/10/10(d)         AAA    Aaa          700        736,386
===================================================================
                                                         16,670,598
===================================================================

IOWA-0.29%

Des Moines (City of);
  Unlimited Tax Series 2000
  D GO
  5.00%, 06/01/03            AA+    Aa2          745        768,475
-------------------------------------------------------------------
Muscatine (City of);
  Refunding Electric Series
  1986 RB
  5.00%, 01/01/08             A      A3        1,000      1,001,130
===================================================================
                                                          1,769,605
===================================================================

KANSAS-0.56%

Burlington (City of)
  Environmental Improvement
  (Kansas City Power and
  Light Co. Project);
  Refunding Series 1998 D
  RB
  4.35%; 09/01/01(b)(c)      BBB+    A2          250        251,045
-------------------------------------------------------------------
Johnson (County of) Unified
  School District #233;
  Refunding Unlimited Tax
  Sub. Series 2001 B-2 GO
  5.00%, 09/01/11(d)         AAA    Aaa        1,150      1,216,930
-------------------------------------------------------------------
Wyandotte (County of) and
  Kansas (City of) Unified
  Government (Redevelopment
  Project-Area B); Special
  Obligation Series 2001 RB
  5.00%, 12/01/09(d)         AAA    Aaa        1,080      1,146,949
-------------------------------------------------------------------
  5.00%, 12/01/10(d)         AAA    Aaa          750        795,968
===================================================================
                                                          3,410,892
===================================================================

KENTUCKY-0.34%

Carrollton and Henderson
  Public Energy Authority;
  Gas Series 1998 B RB
  4.20%, 01/01/06(d)         AAA    Aaa        1,000        991,890
-------------------------------------------------------------------
Turnpike Authority
  (Revitalization Project);
  Economic Development Road
  Revitalization Refunding
  Series 2001 A RB
  5.50%, 07/01/11(d)         AAA    Aaa        1,000      1,101,110
===================================================================
                                                          2,093,000
===================================================================

LOUISIANA-2.68%

Jefferson Parish School
  Board; Sales and Use Tax
  Series 1995 RB
  6.00%, 02/01/04(d)         AAA    Aaa        1,720      1,832,230
-------------------------------------------------------------------
Louisiana (State of);
  Refunding Unlimited Tax
  Series 1998 A GO
  5.25%, 04/15/11(d)         AAA    Aaa        1,000      1,067,020
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
LOUISIANA-(CONTINUED)

Louisiana (State of);
  Unlimited Tax Series 1993
  A GO
  6.00%, 04/15/07(d)         AAA    Aaa      $ 5,000   $  5,550,850
-------------------------------------------------------------------
Louisiana (State of) Energy
  and Power Authority;
  Power Project Refunding
  Series 2000 RB
  5.75%, 01/01/11(d)         AAA    Aaa        2,500      2,769,050
-------------------------------------------------------------------
Louisiana (State of)
  Offshore Terminal
  Authority (Loop, Inc.);
  Refunding Deepwater Port
  1st Stage Series 1992 B
  RB
  6.00%, 09/01/01             A      A3        1,000      1,010,000
-------------------------------------------------------------------
  6.20%, 09/01/03             A      A3        1,000      1,039,270
-------------------------------------------------------------------
Monroe (City of) School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  4.50%, 03/01/11(d)         AAA    Aaa        1,915      1,934,782
-------------------------------------------------------------------
New Orleans (City of);
  Certificates of
  Indebtedness Series 2000
  RB
  5.50%, 12/01/09(d)         AAA    Aaa        1,000      1,095,010
===================================================================
                                                         16,298,212
===================================================================

MASSACHUSETTS-2.68%

Massachusetts (State of);
  Consumer Lien Unlimited
  Tax Series 2000 A GO
  5.75%, 02/01/09            AA-    Aa2        5,000      5,526,050
-------------------------------------------------------------------
Massachusetts (State of);
  Refunding Limited Tax GO
  Series 1993 C
  4.95%, 08/01/05(d)         AAA    Aaa        5,000      5,236,450
-------------------------------------------------------------------
  Series 1997 A
  5.75%, 08/01/08(d)         AAA    Aaa        5,000      5,540,500
===================================================================
                                                         16,303,000
===================================================================

MICHIGAN-4.62%

Dearborn (City of) Economic
  Development Corp.
  (Oakwood Obligated
  Group); Hospital Series
  1991 A RB
  6.95%, 08/15/01(b)(c)      AAA    Aaa        1,000      1,033,710
-------------------------------------------------------------------
Detroit (City of);
  Refunding Unlimited Tax
  GO Series 1995 B
  6.25%, 04/01/09(d)         AAA    Aaa        4,065      4,413,655
-------------------------------------------------------------------
  Series 1997 B
  5.38%, 04/01/10(d)         AAA    Aaa        1,630      1,755,135
-------------------------------------------------------------------
Detroit (City of) School
  District; Unlimited Tax
  Series 1992 GO
  5.60%, 05/01/01            AAA    Aa1          765        766,308
-------------------------------------------------------------------
Frankenmuth (City of)
  School District;
  Unlimited Tax Series 2000
  GO
  5.50%, 05/01/10            AAA    Aaa          250        272,533
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
MICHIGAN-(CONTINUED)

Jackson (City of) (Downtown
  Development); Limited Tax
  Series 2001 GO
  5.25%, 06/01/10(d)         AAA    Aaa      $   765   $    821,289
-------------------------------------------------------------------
  5.25%, 06/01/11(d)         AAA    Aaa          910        974,301
-------------------------------------------------------------------
Michigan State Building
  Authority; Refunding
  Series 1991 I RB
  6.40%, 10/01/04            AA+    Aa1        2,000      2,068,240
-------------------------------------------------------------------
Michigan State Hospital
  Finance Authority
  (Ascension Health
  Credit); Series 1999 B RB
  5.20%, 11/15/05(b)(c)       AA    Aa2        4,000      4,085,200
-------------------------------------------------------------------
Michigan State Hospital
  Finance Authority (Bay
  Medical Center);
  Refunding Series 1997 A
  RB
  5.00%, 07/01/02(d)         AAA    Aaa        1,000      1,019,850
-------------------------------------------------------------------
Michigan State Job
  Development Authority
  (General Motors Corp.);
  Pollution Control Series
  1984 RB
  5.50%, 04/01/09             A      A2        2,975      2,986,840
-------------------------------------------------------------------
Taylor (City of);
  Certificates of
  Participation Series 2001
  5.00%, 02/01/11(d)         AAA    Aaa          495        520,473
-------------------------------------------------------------------
Walled Lake (City of)
  Consolidated School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  5.00%, 05/01/11            AAA    Aaa        4,870      5,105,562
-------------------------------------------------------------------
Western Michigan
  University; Series 1991 A
  RB
  6.50%, 07/15/01(b)(c)      AAA    Aaa        2,250      2,315,947
===================================================================
                                                         28,139,043
===================================================================

MINNESOTA-3.40%

Minneapolis (City of);
  Unlimited Tax Increment
  Series 2000 E GO
  5.00%, 03/01/11            AAA    Aaa        3,885      4,073,500
-------------------------------------------------------------------
Minneapolis (City of)
  Special School District
  #1; Unlimited Tax Series
  1997 GO
  5.00%, 02/01/10            AA+    Aa1        1,000      1,034,550
-------------------------------------------------------------------
Osseo (City of) Independent
  School District #279;
  Refunding Unlimited Tax
  Series 2001 B GO
  5.00%, 02/01/11             --    Aa1        3,610      3,793,749
-------------------------------------------------------------------
Ramsey (County of) (Capital
  Improvement); Refunding
  Unlimited Tax Series 1992
  C GO
  5.50%, 12/01/03            AA+    Aaa        1,725      1,816,615
-------------------------------------------------------------------
Roseville (City of)
  Independent School
  District #623 (School
  District Career
  Enhancement Program);
  Unlimited Tax Series 2001
  A GO
  4.50%, 02/01/10             --    Aaa        1,210      1,232,893
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
MINNESOTA-(CONTINUED)

St. Cloud Health Care (St.
  Cloud Hospital Obligation
  Group); Series 2000 A RB
  5.50%, 05/01/06             --    Aaa      $   600   $    646,374
-------------------------------------------------------------------
St. Paul Housing and
  Redevelopment Authority
  (Cretin-Derham Hall
  Project); VRD Series 2001
  RB (LOC-Allied Irish Bank
  PLC)
  3.70%, 02/01/26(e)         A-1     --        7,330      7,330,000
-------------------------------------------------------------------
Southern Minnesota
  Municipal Power Agency;
  Power Supply System
  Series 1992 A RB
  5.60%, 01/01/04             A+     A2          745        784,120
===================================================================
                                                         20,711,801
===================================================================

MISSISSIPPI-0.88%

Adams (County of)
  (Jefferson Davis Memorial
  Hospital Project);
  Hospital Series 1991 RB
  8.00%, 10/01/01(b)(c)       --    Aaa        1,130      1,179,065
-------------------------------------------------------------------
Biloxi (City of)
  Independent School
  District; Unlimited Tax
  Trust Certificates Series
  2001 GO
  5.63%, 04/01/09(d)         AAA    Aaa        1,065      1,168,635
-------------------------------------------------------------------
  5.63%, 04/01/10(d)         AAA    Aaa        1,305      1,435,878
-------------------------------------------------------------------
  5.63%, 04/01/11(d)         AAA    Aaa        1,450      1,596,044
===================================================================
                                                          5,379,622
===================================================================

MISSOURI-0.44%

Missouri (State of) Health
  and Educational
  Facilities Authority
  (Freeman Health Systems
  Project); Hospital Series
  1998 RB
  4.85%, 02/15/07(d)          A      --        1,000      1,011,640
-------------------------------------------------------------------
  5.00%, 02/15/08(d)          A      --          515        522,437
-------------------------------------------------------------------
Missouri (State of) Health
  and Educational
  Facilities Authority
  (Webster University);
  Series 2001 RB
  5.00%, 04/01/11(d)          --    Aaa        1,075      1,129,352
===================================================================
                                                          2,663,429
===================================================================

NEVADA-0.34%

Clark (County of)
  Improvement District #65
  (Lamb Boulevard III);
  Special Assessment Series
  1992
  6.20%, 12/01/02             AA    Aa2          120        124,082
-------------------------------------------------------------------
Nevada (State of) Capital
  Improvement and Cultural
  Affairs; Limited Tax
  Series 1999 A GO
  5.00%, 02/01/10             AA    Aa2        1,500      1,578,600
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
NEVADA-(CONTINUED)

Nevada (State of) Municipal
  Bond Bank Project #38-39;
  Limited Tax Series 1992 A
  GO
  6.00%, 07/01/01(b)         NRR    NRR      $   350   $    352,394
===================================================================
                                                          2,055,076
===================================================================

NEW JERSEY-1.17%

New Jersey State
  Transportation Trust Fund
  Authority (Transportation
  System); Series 1999 A RB
  5.50%, 06/15/10             AA    Aa2        6,000      6,594,420
-------------------------------------------------------------------
Trenton (City of);
  Unlimited Tax Series 1992
  GO
  6.10%, 08/15/02(d)         AAA    Aaa          500        519,040
===================================================================
                                                          7,113,460
===================================================================

NEW MEXICO-0.45%

Farmington Municipal School
  District #5; Refunding
  Unlimited Tax Series 2001
  GO
  5.00%, 09/01/11(d)          --    Aaa        1,000      1,038,820
-------------------------------------------------------------------
New Mexico (State of);
  Severance Tax Series 2000
  5.00%, 07/01/01             AA    Aa2        1,150      1,154,968
-------------------------------------------------------------------
Santa Fe (City of); Series
  1994 A RB
  5.50% 06/01/03(b)          AAA    Aaa          500        521,860
===================================================================
                                                          2,715,648
===================================================================

NEW YORK-5.14%

Nassau (County of);
  Unlimited Tax General
  Improvement GO
  Series 2000 E
  5.25%, 03/01/05(d)         AAA    Aaa        3,000      3,166,530
-------------------------------------------------------------------
  Series 1997 V
  5.15%, 03/01/07(d)         AAA    Aaa        2,500      2,656,625
-------------------------------------------------------------------
New York (City of);
  Refunding Series 1996 D
  GO
  5.60%, 11/01/05             A      A2        5,000      5,383,250
-------------------------------------------------------------------
New York (City of);
  Unlimited Tax Series 1996
  G GO
  5.90%, 02/01/05             A      A2        1,150      1,236,848
-------------------------------------------------------------------
New York (City of) Transit
  Authority (Metropolitan
  Transportation
  Authority); Triborough
  Series 1999 A COP
  5.00%, 01/01/08(d)         AAA    Aaa        1,000      1,057,920
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Frances Schervier
  Obligation Group); Series
  1997 RB
  5.50%, 07/01/10(d)         AAA    Aaa        1,205      1,314,233
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
NEW YORK-(CONTINUED)

New York (State of)
  Dormitory Authority;
  Mental Health Facilities
  Series 1997 A RB
  6.00%, 02/15/05             A      A3      $ 1,000   $  1,079,810
-------------------------------------------------------------------
  6.00%, 08/15/07             A      A3        1,775      1,969,469
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority (Pace
  University Issue);
  Refunding Series 1997 RB
  6.00%, 07/01/07(d)         AAA    Aaa        1,275      1,423,474
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Upstate Community
  Colleges); Series 1999 A
  RB
  4.38%, 07/01/09(d)         AAA    Aaa        1,000      1,018,310
-------------------------------------------------------------------
New York (State of) Local
  Government Assistance
  Corp.; Refunding Series
  1996 A RB
  5.13%, 04/01/10(d)         AAA    Aaa        5,000      5,281,700
-------------------------------------------------------------------
New York (State of) Medical
  Care Facilities (Hospital
  and Nursing Home);
  Refunding Financial
  Agency Series 1995 A RB
  5.60%, 02/15/05(d)         AAA     --          285        291,524
-------------------------------------------------------------------
New York (State of) Tollway
  Authority; General Series
  1997 D RB
  5.40%, 01/01/10            AA-    Aa3        5,000      5,381,700
===================================================================
                                                         31,261,393
===================================================================

NORTH CAROLINA-2.88%

Charlotte (City of);
  Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10            AAA    Aaa        5,000      5,361,450
-------------------------------------------------------------------
North Carolina (State of)
  Eastern Municipal Power
  Agency (Power System);
  Refunding Series 1993 B
  RB
  7.00%, 01/01/08(d)         AAA    Aaa        1,000      1,158,440
-------------------------------------------------------------------
North Carolina (State of)
  Municipal Power Agency #1
  (Catawba Electric);
  Series 1999 A RB
  6.00%, 01/01/07(d)         AAA    Aaa        4,330      4,777,029
-------------------------------------------------------------------
North Carolina (State of)
  (Public Improvement);
  Unlimited Tax Series 1999
  A GO
  5.25%, 03/01/10            AAA    Aaa        5,000      5,385,450
-------------------------------------------------------------------
Winston Salem (City of)
  Certificate Participation
  Series 2001 C
  4.75%, 06/01/11            AA+    Aa2          795        818,866
===================================================================
                                                         17,501,235
===================================================================

NORTH DAKOTA-0.30%

Burleigh (County of) Health
  Care (Medcenter One
  Inc.); Refunding Series
  1999 RB
  5.25%, 05/01/09(d)         AAA    Aaa        1,695      1,800,259
===================================================================

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

OHIO-2.90%

Franklin (County of);
  Limited Tax Series 1991
  GO
  6.30%, 12/01/01(b)(c)      NRR    NRR      $ 1,500   $  1,560,300
-------------------------------------------------------------------
Greene (County of) Water
  System; Series 1996 A RB
  5.45%, 12/01/06(d)         AAA    Aaa          585        634,625
-------------------------------------------------------------------
Hamilton (County of)
  Hospital Facilities
  (Health Alliance
  Project); VRD Series 1997
  E RB
  3.40%, 01/01/18(d)(e)      A-1+  VMIG1       6,003      6,003,000
-------------------------------------------------------------------
Hilliard (City of) School
  District; Refunding
  Unlimited Tax Series 1992
  GO
  6.15%, 12/01/01(d)         AAA    Aaa          250        254,968
-------------------------------------------------------------------
Montgomery (County of)
  (Catholic Health
  Initiatives); Series 2000
  RB
  5.25%, 12/01/03            AA-    Aa3        1,745      1,801,625
-------------------------------------------------------------------
Ohio (State of) (Elementary
  & Secondary Education
  Facilities);
  Special Obligation
  Series 1997 A RB
  5.10%, 12/01/05             AA    Aa2        1,500      1,591,005
-------------------------------------------------------------------
Ohio State Public
  Facilities Community
  (Mental Health
  Facilities); Series 1998
  II-A RB
  4.50%, 06/01/01(d)         AAA    Aaa        5,300      5,309,434
-------------------------------------------------------------------
Portage (County of)
  (Robinson Memorial
  Hospital); Hospital
  Series 1999 RB
  5.15%, 11/15/08(d)         AAA    Aaa          465        495,072
===================================================================
                                                         17,650,029
===================================================================

OKLAHOMA-1.67%

Claremore (City of) Public
  Works Authority;
  Refunding Capital
  Improvement Series 2000
  RB
  6.00%, 06/01/05(d)          --    Aaa        2,285      2,491,221
-------------------------------------------------------------------
Grady (County of)
  Industrial Authority
  (Correctional
  Facilities); Series 1999
  RB
  5.38%, 11/01/09(d)         AAA    Aaa          360        391,806
-------------------------------------------------------------------
Grand River Dam Authority;
  Refunding Series 1993 RB
  5.50%, 06/01/09(d)         AAA    Aaa        2,000      2,193,840
-------------------------------------------------------------------
Mustang (City of)
  Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)          --    Aaa        1,130      1,219,033
-------------------------------------------------------------------
Norman (City of) Regional
  Hospital Authority;
  Refunding Series 1996 A
  RB
  5.30%, 09/01/07(d)         AAA    Aaa        1,090      1,168,088
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
OKLAHOMA-(CONTINUED)

Oklahoma (State of)
  Development Finance
  Authority (Oklahoma
  Hospital Association);
  Health Facilities
  Pooled Series 2000 A RB
  5.25%, 06/01/05(d)         AAA    Aaa      $   450   $    470,804
-------------------------------------------------------------------
  5.25%, 06/01/06(d)         AAA    Aaa          575        605,975
-------------------------------------------------------------------
  5.25%, 06/01/08(d)         AAA    Aaa          640        674,662
-------------------------------------------------------------------
Okmulgee (County of)
  Governmental Building
  (Authority Sales Tax);
  First Mortgage Series
  2000 RB
  5.60%, 03/01/10(d)          --    Aaa          840        924,588
===================================================================
                                                         10,140,017
===================================================================

OREGON-0.98%

Cow Creek Band (Umpqua
  Tribe of Indians); Series
  1998 B RB
  4.25%, 07/01/03(d)         AAA    Aaa          315        320,922
-------------------------------------------------------------------
Grande Ronde (City of)
  Community Confederated
  Tribes (Governmental
  Facilities and
  Infrastructure);
  Unlimited Tax Series
  1997 GO
  5.00%, 12/01/07(d)         AAA    Aaa        1,145      1,218,177
-------------------------------------------------------------------
Portland (City of); Sewer
  System Series 1994 A RB
  5.45%, 06/01/03             A+     A1        1,065      1,107,760
-------------------------------------------------------------------
  5.55%, 06/01/04             A+     A1          500        527,920
-------------------------------------------------------------------
Washington (County of)
  School District #15
  (Forest Grove); Unlimited
  Tax Series 2001 GO
  5.00%, 06/15/09             --    Aaa        1,100      1,161,215
-------------------------------------------------------------------
  5.00%, 06/15/10             --    Aaa        1,515      1,604,218
===================================================================
                                                          5,940,212
===================================================================

PENNSYLVANIA-1.51%

Lehigh (County of) General
  Purpose Authority
  (Kidspeace Obligation
  Group); Refunding
  Series 1998 RB
  5.70%, 11/01/09(d)          A      --        1,000      1,056,140
-------------------------------------------------------------------
Pennsylvania (State of);
  Series 2000 RB
  5.50%, 01/15/08(d)         AAA    Aaa        1,000      1,085,780
-------------------------------------------------------------------
Pennsylvania (State of)
  Higher Educational
  Facilities Authority;
  Refunding Series 1999 RB
  4.50%, 07/01/08(d)         AAA    Aaa        1,525      1,561,844
-------------------------------------------------------------------
  4.55%, 07/01/09(d)         AAA    Aaa          750        769,133
-------------------------------------------------------------------
Philadelphia (City of)
  School District;
  Refunding Unlimited Tax
  Series 1999 D GO
  5.50%, 03/01/08(d)         AAA    Aaa        2,000      2,168,140
-------------------------------------------------------------------
Susquenita (City of) School
  District; Unlimited Tax
  Series 1997 GO
  5.25%, 09/01/09             --    Aaa          500        504,700
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Trinity Area School
  District; Unlimited Tax
  Series 1991 GO
  6.63%, 11/01/01(b)(c)      AAA    Aaa      $ 2,000   $  2,040,380
===================================================================
                                                          9,186,117
===================================================================

PUERTO RICO-0.08%

Children's Trust Fund;
  Tobacco Settlement
  Revenue Series 2000 RB
  5.00%, 07/01/08             A+    Aa3          500        515,580
===================================================================

RHODE ISLAND-0.32%

Rhode Island (State of);
  Refunding Unlimited Tax
  Series 1992 A GO
  6.10%, 06/15/03(d)         AAA    Aaa        1,000      1,049,960
-------------------------------------------------------------------
Woonsocket (City of);
  Unlimited Tax Series 2000
  GO
  5.25%, 10/01/10(d)          --    Aaa          840        903,689
===================================================================
                                                          1,953,649
===================================================================

SOUTH CAROLINA-1.88%

Berkeley (County of) School
  District (Berkeley School
  Facilities Group
  Inc.); Certificate
  Participant Series 1995
  5.05%, 02/01/07(d)         AAA    Aaa        1,835      1,936,329
-------------------------------------------------------------------
Medical University of South
  Carolina; Hospital
  Facilities Series 1999 RB
  5.50%, 07/01/09             A     Baa2       1,000      1,017,800
-------------------------------------------------------------------
Piedmont (City of)
  Municipal Power Agency;
  Refunding Series 1996 B
  RB
  5.25%, 01/01/08(d)         AAA    Aaa        4,000      4,256,200
-------------------------------------------------------------------
South Carolina (State of)
  Public Service Authority;
  Series 1999 A RB
  5.50%, 01/01/10(d)         AAA    Aaa        1,000      1,087,360
-------------------------------------------------------------------
South Carolina (State of)
  Transportation
  Infrastructure; RB
  Series 1998 A
  5.00%, 10/01/04(d)         AAA    Aaa        1,795      1,876,152
-------------------------------------------------------------------
  Series 1999 A
  5.50%, 10/01/09(d)          --    Aaa        1,180      1,287,734
===================================================================
                                                         11,461,575
===================================================================

SOUTH DAKOTA-0.45%

Rapid City (City of); Sales
  Tax Series 1995 A RB
  5.60%, 06/01/05(d)         AAA    Aaa          255        272,791
-------------------------------------------------------------------
South Dakota (State of);
  Lease Trust Certificate
  Series 1993 A RB
  8.20%, 09/01/02(d)         AAA    Aaa          645        686,822
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
SOUTH DAKOTA-(CONTINUED)

South Dakota Health and
  Educational Facility
  (McKennan Hospital);
  Refunding Series 1996 RB
  5.40%, 07/01/06(d)         AAA    Aaa      $ 1,680   $  1,790,124
===================================================================
                                                          2,749,737
===================================================================

TENNESSEE-3.16%

Chattanooga (City of);
  Unlimited Tax Series 2001
  GO
  5.00%, 03/01/10             AA    Aa2        1,470      1,550,997
-------------------------------------------------------------------
Johnson (City of) Health
  and Educational
  Facilities Board;
  Refunding Hospital Series
  2000 A RB
  5.50%, 07/01/05(d)         AAA    Aaa        1,975      2,101,282
-------------------------------------------------------------------
Knox (County of); Refunding
  Unlimited Tax Series 2001
  GO
  5.50%, 04/01/11             AA    Aa2        2,500      2,733,075
-------------------------------------------------------------------
Lawrenceburg (City of)
  Public Building Authority
  (Water and Sewer Public
  Works Project); Series
  2001 B RB
  5.00%, 07/01/10(d)         AAA    Aaa        1,010      1,065,752
-------------------------------------------------------------------
Memphis (City of) Sanitary
  Sewer System; Series 2000
  RB
  5.35%, 05/01/09            AA+    Aa2          525        567,861
-------------------------------------------------------------------
Nashville and Davidson
  (County of) Health and
  Educational Facilities
  Board (Welch Bend
  Apartments);
  Multifamily Housing
  Series 1996 A RB
  5.50%, 01/01/07(b)(c)      AAA    NRR        1,000      1,053,130
-------------------------------------------------------------------
Nashville and Davidson
  (County of) Metropolitan
  Government Health and
  Educational Facilities
  Board (Meharry Medical
  College); Series 1979 RB
  7.88%, 12/01/04(b)          --    Aaa          665        727,204
-------------------------------------------------------------------
Oak Ridge (City of);
  Refunding Unlimited Tax
  Series 2001 GO
  5.00%, 04/01/11(d)         AAA    Aaa        2,080      2,185,165
-------------------------------------------------------------------
Rutherford (City of)
  (Public Improvement
  Project); Refunding
  Unlimited Tax Series 2001
  GO
  5.00%, 04/01/11             AA    Aa2        3,485      3,669,879
-------------------------------------------------------------------
Tennergy Corp.; Gas Series
  1999 RB
  4.13%, 06/01/09(d)         AAA    Aaa        1,000        933,730
-------------------------------------------------------------------
Tennessee Housing
  Development Agency;
  Mortgage Financing
  Refunding Series 1993 A
  RB
  5.65%, 01/01/07             AA     A1        1,325      1,378,716
-------------------------------------------------------------------
Tennessee (State of);
  Unlimited Tax Series 1994
  A GO
  5.60%, 03/01/04(b)(c)      AAA    Aa1        1,150      1,230,787
===================================================================
                                                         19,197,578
===================================================================

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

TEXAS-15.64%

Amarillo (City of) Health
  Facilities Corp. (Baptist
  St. Anthony's Hospital);
  Series 1998 RB
  5.50%, 01/01/10(d)          --    Aaa      $ 1,275   $  1,378,658
-------------------------------------------------------------------
Arlington (City of)
  Independent School
  District; Unlimited Tax
  Series 2000 GO
  5.25%, 02/15/08(d)          --    Aaa        1,000      1,070,000
-------------------------------------------------------------------
Bexar (County of) Housing
  Finance Authority
  (Fountainhead Apts.);
  Refunding VRD Multifamily
  Housing Series 1996 RB
  3.45%, 09/15/26(e)         A-1+    --       10,666     10,666,000
-------------------------------------------------------------------
Canadian River Municipal
  Water Authority
  (Conjunctive Use
  Groundwater); Refunding
  Texas Contract Series
  1999 RB
  5.00%, 02/15/10(d)         AAA    Aaa        2,655      2,788,600
-------------------------------------------------------------------
Dallas (City of) Waterworks
  and Sewer System;
  Refunding Series 2000 RB
  5.50%, 10/01/09             AA    Aa2        1,500      1,638,075
-------------------------------------------------------------------
Fort Worth (City of);
  Refunding and Improvement
  Limited Tax Series 2001
  GO
  5.00%, 03/01/11            AA+    Aa1          500        525,915
-------------------------------------------------------------------
Gatesville Independent
  School District;
  Refunding Unlimited Tax
  School and Building
  Series 1995 GO
  5.80%, 02/01/03(d)          --    Aaa          485        505,055
-------------------------------------------------------------------
Harris (County of) (Port of
  Houston Authority);
  Series 1977 RB
  5.75%, 05/01/02             A      A2          575        583,171
-------------------------------------------------------------------
  5.75%, 05/01/02(d)         AAA    Aaa          555        563,014
-------------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (Christus Health);
  Series 1999 A RB
  5.38%, 07/01/08(d)         AAA    Aaa        1,000      1,073,290
-------------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (Memorial Hermann
  Hospital System Project);
  Refunding Hospital Series
  1998 RB
  5.50%, 06/01/09(d)         AAA    Aaa        5,500      5,953,695
-------------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (Texas Children's
  Hospital Project); Series
  1999 A RB
  5.00%, 10/01/09             AA    Aa2        1,920      1,955,904
-------------------------------------------------------------------
Houston (City of) (Public
  Improvement); Refunding
  Limited Tax Series 2001
  GO
  5.50%, 03/01/09(d)         AAA    Aaa        1,000      1,088,070
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
TEXAS-(CONTINUED)

Houston (City of)
  Independent School
  District (Public Property
  Financing Project);
  Contractual Limited Tax
  Series 2000 GO
  5.00%, 07/15/06             AA    Aa3      $ 2,000   $  2,110,800
-------------------------------------------------------------------
Houston (City of) Hotel
  Occupancy
  (Customer Receipts);
  Series 1985 A RB
  7.00%, 07/01/01(b)(c)      AAA    Aaa        5,000      5,046,700
-------------------------------------------------------------------
Houston (City of); Limited
  Tax Series 1992 C GO
  6.25%, 03/01/02(b)(c)      NRR    NRR        1,985      2,040,322
-------------------------------------------------------------------
Katy (City of) Independent
  School District;
  Unlimited Tax Series 1999
  A GO
  5.20%, 02/15/10(d)         AAA    Aaa        1,285      1,365,813
-------------------------------------------------------------------
Keller (City of)
  Independent School
  District; Series 1994 COP
  5.75%, 08/15/01(d)         AAA    Aaa          235        237,204
-------------------------------------------------------------------
Kerrville (City of);
  Refunding Electric Series
  1991 RB
  6.38%, 11/01/01(d)         AAA    Aaa          185        188,432
-------------------------------------------------------------------
La Joya Independent School
  District; Unlimited Tax
  Series 1998 GO
  5.38%, 02/15/10(d)         AAA    Aaa        1,535      1,636,786
-------------------------------------------------------------------
La Marque Independent
  School District;
  Unlimited Tax Series 1992
  GO
  7.50%, 08/15/02(d)         AAA    Aaa          750        792,975
-------------------------------------------------------------------
Lower Colorado River
  Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)         AAA    Aaa        1,470      1,662,923
-------------------------------------------------------------------
Lubbock (City of); Series
  1999 COP
  5.00%, 02/15/10             AA    Aa2          680        713,293
-------------------------------------------------------------------
Lubbock Health Facility
  Development Corp.
  (Methodist Hospital);
  Series 1993 B RB
  5.40%, 12/01/05(b)         AAA    Aaa          500        537,145
-------------------------------------------------------------------
McKinney (City of); Limited
  Tax Series 2000 GO
  5.25%, 08/15/07(d)         AAA    Aaa          430        461,411
-------------------------------------------------------------------
  5.25%, 08/15/08(d)         AAA    Aaa          450        482,287
-------------------------------------------------------------------
  5.25%, 08/15/09(d)         AAA    Aaa          475        509,499
-------------------------------------------------------------------
  5.25%, 08/15/10(d)         AAA    Aaa          500        534,860
-------------------------------------------------------------------
McKinney (City of); Texas
  Waterworks and Sewer
  Series 2000 RB
  5.25%, 03/15/08(d)         AAA    Aaa          650        693,563
-------------------------------------------------------------------
  5.25%, 03/15/09(d)         AAA    Aaa          685        732,676
-------------------------------------------------------------------
  5.25%, 03/15/10(d)         AAA    Aaa          725        774,452
-------------------------------------------------------------------
Northside Independent
  School District;
  Refunding Unlimited Tax
  Series 2001 GO
  5.00%, 02/15/10            AAA    Aaa        2,500      2,637,150
-------------------------------------------------------------------
  5.25%, 02/15/11            AAA    Aaa          555        595,609
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
TEXAS-(CONTINUED)

Plano (City of); Unlimited
  Tax Series 2000 GO
  5.25%, 09/01/06            AAA    Aaa      $   600   $    642,756
-------------------------------------------------------------------
  5.13%, 09/01/07            AAA    Aaa          535        570,578
-------------------------------------------------------------------
Plano (City of) Independent
  School District;
  Unlimited Tax Series
  1994 GO
  5.80%, 02/15/05(d)         AAA    Aaa        2,025      2,149,072
-------------------------------------------------------------------
Plano (City of) Independent
  School District;
  Refunding Unlimited Tax
  Series 2001 GO
  5.00%, 02/15/11            AAA    Aaa        2,500      2,633,175
-------------------------------------------------------------------
Rockwall (City of)
  Independent School
  District; Building and
  Refunding Unlimited Tax
  Series 2001 GO
  5.00%, 02/15/10            AAA    Aaa        1,890      1,993,685
-------------------------------------------------------------------
San Antonio (City of);
  Refunding Unlimited Tax
  Series 1998 A GO
  5.00%, 02/01/11            AA+    Aa2        1,500      1,563,990
-------------------------------------------------------------------
San Antonio (City of)
  Electric and Gas;
  Refunding Series 1998 A
  RB
  5.25%, 02/01/10             AA    Aa1       10,290     10,993,219
-------------------------------------------------------------------
Southlake (City of)
  (Waterworks and
  Sewer-Certificates
  Obligation); Limited Tax
  Series 2000 A GO
  5.40%, 02/15/09(d)         AAA    Aaa          250        270,250
-------------------------------------------------------------------
  5.45%, 02/15/10(d)         AAA    Aaa          235        253,671
-------------------------------------------------------------------
Southlake (City of);
  Limited Tax Increment
  Certificates of
  Obligation Series 2000 E
  GO
  5.00%, 02/15/11(d)         AAA    Aaa          635        660,921
-------------------------------------------------------------------
Tarrant (County of) Housing
  Finance Corp. (Arbors On
  the Park II); Multifamily
  Housing Series 1990 RB
  5.05%, 12/01/07            AAA     --        1,415      1,440,781
-------------------------------------------------------------------
Tarrant (County of) Jr.
  College District; Limited
  Tax Series 1994 GO
  5.05%, 02/15/10             AA    Aa2        1,425      1,482,043
-------------------------------------------------------------------
Texas Association of School
  Boards; Limited TAN
  Series 2000 A
  4.75%, 08/31/01             --    MIG1      10,000     10,061,900
-------------------------------------------------------------------
Texas Municipal Power
  Agency; Refunding Series
  1992 RB
  5.75%, 09/01/02(b)(c)      AAA    Aaa        1,000      1,034,670
-------------------------------------------------------------------
Texas Tech University
  (Funding System);
  Refunding Improvement
  Series 1999 6 RB
  5.25%, 02/15/11(d)         AAA    Aaa        5,000      5,303,550
-------------------------------------------------------------------
Texas (State of) Turnpike
  Authority (Addison
  Airport Toll Tunnel
  Project); Dallas North
  Tollway Series 1994 RB
  6.30%, 01/01/05(d)         AAA    Aaa          500        543,545
===================================================================
                                                         95,141,153
===================================================================

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

UTAH-1.27%

Salt Lake City (City of);
  Unlimited Tax Series 1999
    GO
  5.25%, 06/15/09             --    Aaa      $   900   $    968,139
-------------------------------------------------------------------
  Unlimited Tax Series 2001
    GO
  5.00%, 06/15/11             --    Aaa        2,790      2,944,957
-------------------------------------------------------------------
Spanish Fork (City of) Utah
  Electric; Series 2000 RB
  5.00%, 08/15/08(d)          --    Aaa          600        633,996
-------------------------------------------------------------------
  5.00%, 08/15/09(d)          --    Aaa          630        668,398
-------------------------------------------------------------------
  5.00%, 08/15/10(d)          --    Aaa          660        702,075
-------------------------------------------------------------------
Utah (State of) Associated
  Municipal Power System
  (Hunter Project);
  Refunding Series 1994 RB
  5.00%, 07/01/10(d)         AAA    Aaa        1,000      1,034,370
-------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Mortgage Series
  1999 E-II RB
  5.05%, 07/01/07            AAA    Aaa          250        260,988
-------------------------------------------------------------------
Utah (State of) (Board of
  Water Resource Program);
  Revolving Fund
  Recapitalization Series
  1992 B RB
  6.10%, 04/01/02             AA     --          500        514,290
===================================================================
                                                          7,727,213
===================================================================

VIRGINIA-0.83%

Fairfax (County of) (Public
  Improvement); Unlimited
  Tax Series 1997 A GO
  5.00%, 06/01/07            AAA    Aaa        1,000      1,061,610
-------------------------------------------------------------------
Norfolk (City of)
  Redevelopment and Housing
  Authority (Tidewater
  Community College
  Campus); Educational
  Facility Series 1995 RB
  5.30%, 11/01/04            AA+    Aa1          535        566,527
-------------------------------------------------------------------
  5.40%, 11/01/05            AA+    Aa1          500        536,765
-------------------------------------------------------------------
Peninsula Ports Authority
  (Riverside Health System
  Project); Refunding
  Health System Series 1998
  RB
  5.00%, 07/01/06             AA    Aa2        1,000      1,028,220
-------------------------------------------------------------------
Portsmouth (City of);
  Refunding Unlimited Tax
  Port Improvement Series
  1992 GO
  6.40%, 11/01/03            AA-     A3          300        311,028
-------------------------------------------------------------------
Portsmouth (City of);
  Refunding Unlimited Tax
  Public Utility Series
  1992 GO
  5.90%, 11/01/01            AA-     A3          450        457,034
-------------------------------------------------------------------
Virginia (State of) Public
  School Authority;
  Refunding School Funding
  Series 1997 I RB
  5.25%, 08/01/07            AA+    Aa1        1,000      1,076,130
===================================================================
                                                          5,037,314
===================================================================

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE

WASHINGTON-7.71%

Energy Northwest (Project
  #3); Refunding Electric
  Series 2001 A RB
  5.50%, 07/01/10(d)         AAA    Aaa      $ 2,000   $  2,178,120
-------------------------------------------------------------------
  5.50%, 07/01/11(d)         AAA    Aaa        7,500      8,154,450
-------------------------------------------------------------------
King (County of); Refunding
  Unlimited Tax Series 2000
  GO
  5.25%, 12/01/10            AA+    Aaa        4,000      4,310,640
-------------------------------------------------------------------
King (County of); Sewer
  Series 1994 A RB
  5.80%, 01/01/04(b)(c)      AAA    NRR        1,000      1,076,930
-------------------------------------------------------------------
Lewis (County of) Public
  Utility District #1
  (Cowlitz Falls
  Hydroelectronics
  Project); Refunding
  Series 1993 RB
  5.38%, 10/01/08            AA-    Aa1        1,000      1,047,740
-------------------------------------------------------------------
Seattle (City of);
  Refunding Limited Tax
  Series GO
  6.40%, 10/01/01(b)         NRR    NRR          250        253,993
-------------------------------------------------------------------
Seattle (Port of); Series
  1992 A RB
  6.00%, 11/01/01            AA-    Aa2          500        508,100
-------------------------------------------------------------------
Seattle Municipal Light and
  Power; Series 2001 RAN
  4.50%, 03/28/03             --     --        5,000      5,071,000
-------------------------------------------------------------------
Seattle Municipal Light and
  Power (Improvement
  Project); Refunding
  Series 2001 RB
  5.25%, 03/01/11(d)         AAA    Aaa        3,000      3,188,010
-------------------------------------------------------------------
Snohomish (County of)
  Public Utilities District
  # 1; Electric
  Generation System Series 1993
  RB
  5.70%, 01/01/06(d)         AAA    Aaa        4,000      4,205,040
-------------------------------------------------------------------
Snohomish (County of)
  School District #2
  (Everett Project);
  Refunding Unlimited
  Series 2001 GO
  4.50%, 06/01/04            AA+    Aa1          750        770,400
-------------------------------------------------------------------
Snohomish (County of)
  School District #16
  Arlington; Unlimited Tax
  Series 2000 GO
  5.40%, 12/01/08(d)          --    Aaa          915        991,201
-------------------------------------------------------------------
Spokane (City of);
  Unlimited Tax Series 1999
  B GO
  5.40%, 01/01/10(d)         AAA    Aaa        2,075      2,205,953
-------------------------------------------------------------------
Washington (State of);
  Refunding Unlimited Tax
  Series 1999 R 2000A GO
  5.50%, 01/01/08            AA+    Aa1        1,135      1,229,080
-------------------------------------------------------------------
Washington (State of)
  Department of Ecology;
  Refunding Series 2001 COP
  4.75%, 04/01/09(d)         AAA    Aaa        2,000      2,071,260
-------------------------------------------------------------------
  4.75%; 04/01/11(d)         AAA    Aaa        5,310      5,454,697
-------------------------------------------------------------------
Washington (State of)
  (Motor Vehicle Fuel Tax);
  Unlimited Tax Series 1996
  B GO
  6.50%, 07/01/01            AA+    Aa1        1,400      1,411,214
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
WASHINGTON-(CONTINUED)

Washington (State of)
  Public Power Supply
  System
  (Nuclear Project #1);
  Refunding Series 1993 B
  RB
  5.15%, 07/01/02             --    Aa1      $   610   $    622,170
-------------------------------------------------------------------
  (Nuclear Project #2);
  Refunding Series 1997 B
  RB
  5.50%, 07/01/06             --    Aa1        1,000      1,071,700
-------------------------------------------------------------------
  6.00%, 07/01/07(d)         AAA    Aaa        1,000      1,105,370
===================================================================
                                                         46,927,068
===================================================================

WISCONSIN-2.00%

Chippewa (County of);
  Unlimited Tax Series 2000
  GO
  4.88%, 02/01/03             --    Aa3          615        628,954
-------------------------------------------------------------------
Fond du Lac School
  District; Refunding
  Unlimited Tax Series 2000
  GO
  5.25%, 04/01/11(d)          --    Aaa        1,000      1,060,270
-------------------------------------------------------------------
Milwaukee (City of) Area
  Technical College
  District; Unlimited Tax
  Series 2000 A GO
  4.88%, 12/01/01             --    Aa2        1,855      1,875,850
-------------------------------------------------------------------
Mount Pleasant (City of);
  Refunding Unlimited Tax
  Series 2000 GO
  5.00%, 10/01/02             --    Aa3          680        696,191
-------------------------------------------------------------------
  5.00%, 10/01/03             --    Aa3          765        793,634
-------------------------------------------------------------------
  4.90%, 10/01/04             --    Aa3          805        840,122
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                             S&P   MOODY'S    (000)       VALUE
WISCONSIN-(CONTINUED)

Two Rivers (City of) Public
  School District;
  Refunding Unlimited Tax
  Series 2000 GO
  5.50%, 03/01/08(d)          --    Aaa      $   680   $    740,153
-------------------------------------------------------------------
Wausau (City of) School
  District; Unlimited Tax
  Series 1992 GO
  6.30%, 04/01/02(b)(c)      NRR    NRR        1,000      1,029,920
-------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Charity
  Obligation Group);
  Hospital Series 1997 D RB
  4.90%, 11/01/05(b)(c)      NRR    NRR        2,060      2,147,241
-------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Marshfield
  Clinic); Series 1997 RB
  5.20%, 02/15/07(d)         AAA    Aaa        2,210      2,341,362
===================================================================
                                                         12,153,697
===================================================================
TOTAL INVESTMENTS-102.24% (Cost $602,411,067)           622,010,152
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(2.24)%                   (13,616,868)
-------------------------------------------------------------------
NET ASSETS-100.00%                                     $608,393,284
___________________________________________________________________
===================================================================

Investment Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
NRR  - Not re-rated
RAN  - Revenue Anticipation Notes
RAC  - Revenue Anticipation Certificates
RB   - Revenue Bonds
TAN  - Tax Anticipation Notes
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by the Report of Independent Auditors.
(b)  Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an outstanding irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(e) Demand security; payable on demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/01.
(f) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144a under the Securities Act of 1933, as amended. The market value of this security at 03/31/01 represented 1.78% of the Fund's net assets.
(g) These certificates of participation instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at market value (cost
  $602,411,067)                                 $622,010,152
------------------------------------------------------------
Receivables for:
  Investments sold                                   462,798
------------------------------------------------------------
  Fund shares sold                                21,900,856
------------------------------------------------------------
  Interest                                         7,305,237
------------------------------------------------------------
Investment for deferred compensation plan             40,019
------------------------------------------------------------
Other assets                                          67,361
============================================================
    Total assets                                 651,786,423
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           36,690,596
------------------------------------------------------------
  Fund shares reacquired                           6,091,733
------------------------------------------------------------
  Dividends                                          547,378
------------------------------------------------------------
  Deferred compensation plan                          40,019
------------------------------------------------------------
Accrued advisory fees                                  5,880
------------------------------------------------------------
Accrued administrative services fees                  17,533
============================================================
    Total liabilities                             43,393,139
============================================================
Net assets applicable to shares outstanding     $608,393,284
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                       54,461,331
____________________________________________________________
============================================================
  Net asset value and redemption price per
    share                                       $      11.17
____________________________________________________________
============================================================
  Offering price per share:
    (Net asset value of $11.17 divided by
      99.00% of offering price)                 $      11.28
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest income                                  $20,355,783
============================================================

EXPENSES:

Advisory fees                                      1,250,155
------------------------------------------------------------
Administrative services fees                          83,344
------------------------------------------------------------
Custodian fees                                        12,642
------------------------------------------------------------
Transfer agent fees                                   50,422
------------------------------------------------------------
Registration and filing fees                         168,340
------------------------------------------------------------
Trustees' fees                                         8,967
------------------------------------------------------------
Other                                                138,501
============================================================
    Total expenses                                 1,712,371
============================================================
Less: Expenses paid indirectly                        (7,998)
------------------------------------------------------------
    Net expenses                                   1,704,373
============================================================
Net investment income                             18,651,410
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (2,101,445)
============================================================
Change in net unrealized appreciation of
  investment securities                           20,379,255
============================================================
Net gain from investment securities               18,277,810
============================================================
Net increase in net assets resulting from
  operations                                     $36,929,220
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 18,651,410    $ 15,328,311
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (2,101,445)     (3,662,707)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       20,379,255      (8,785,558)
==========================================================================================
    Net increase in net assets resulting from operations        36,929,220       2,880,046
==========================================================================================
Distributions to shareholders from net investment income       (18,661,900)    (15,337,130)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   (95,854)       (293,541)
------------------------------------------------------------------------------------------
Share transactions-net                                         237,091,883     121,381,091
==========================================================================================
    Net increase in net assets                                 255,263,349     108,630,466
==========================================================================================

NET ASSETS:

  Beginning of year                                            353,129,935     244,499,469
==========================================================================================
  End of year                                                 $608,393,284    $353,129,935
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $595,328,453    $358,332,424
------------------------------------------------------------------------------------------
  Undistributed net investment income                              (46,540)        (36,050)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (6,487,714)     (4,386,269)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  19,599,085        (780,170)
==========================================================================================
                                                              $608,393,284    $353,129,935
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

     On March 31, 2001, undistributed net investment income was increased by $95,854 and shares of beneficial interest decreased $95,854 as a result of differing book/tax treatment of distributions in excess of net investment income. Net assets of the Fund were unaffected by the classifications.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $6,393,588 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bond, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principal will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                   ANNUAL RATE
----------                                   -----------
First $500 million                              0.30%
--------------------------------------------------------
Over $500 million up to and including $1
  billion                                       0.25%
--------------------------------------------------------
Over $1 billion                                 0.20%
========================================================

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $83,344 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended March 31, 2001, AFS was paid $38,073 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. AIM Distributors received commissions of $59,501 from sales of shares of the Fund during the year ended March 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2001, the Fund paid legal fees of $5,124 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,998 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $7,998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2001 was $351,191,137 and $158,952,650, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $19,659,160
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (60,075)
=========================================================
Net unrealized appreciation of investment
  securities                                  $19,599,085
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold                                                           44,898,669    $ 492,045,360     36,588,213    $ 396,750,803
==========================================================================================================================
Issued as reinvestment of dividends                             1,168,450       12,755,012      1,010,690       10,900,646
==========================================================================================================================
Reacquired                                                    (24,592,929)    (267,708,489)   (26,587,941)    (286,270,358)
==========================================================================================================================
                                                               21,474,190    $ 237,091,883     11,010,962    $ 121,381,091
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                YEAR ENDED MARCH 31,
                                                              --------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  10.71    $  11.13    $  11.05    $  10.73    $  10.79
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.49        0.48        0.49        0.50        0.50
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.46       (0.41)       0.08        0.32       (0.04)
======================================================================================================================
    Total from investment operations                              0.95        0.07        0.57        0.82        0.46
======================================================================================================================
Distributions to shareholders:
  From net investment income                                     (0.49)      (0.48)      (0.49)      (0.50)      (0.52)
----------------------------------------------------------------------------------------------------------------------
  In excess on net investment income                                --       (0.01)         --          --          --
======================================================================================================================
    Total distributions                                          (0.49)      (0.49)      (0.49)      (0.50)      (0.52)
======================================================================================================================
Net asset value, end of period                                $  11.17    $  10.71    $  11.13    $  11.05    $  10.73
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                   9.11%       0.70%       5.27%       7.79%       4.33%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $608,393    $353,130    $244,499    $200,969    $173,342
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  Including interest expense                                      0.41%(b)    0.42%       0.46%       0.45%       0.56%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income to average net assets              4.48%(b)    4.45%       4.43%       4.56%       4.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             40%         50%         32%         22%         26%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $416,718,400.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.